PAGE 1
                         SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549-1004

                                      Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No.  26  (File No. 2-72584)            X

                                       and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940

Amendment No.  28  (File No. 811-3190)                          X

IDS LIFE MONEYSHARE FUND, INC.
IDS Tower 10, Minneapolis, MN  55440-0010 (612) 330-9283
Leslie L. Ogg - 901 S. Marquette Ave., Suite 2810, Minneapolis, MN
55402-3268

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
_____immediately upon filing pursuant to paragraph (b)
  X  on October 30, 1995 pursuant to paragraph (b)
_____60 days after filing pursuant to paragraph (a)(i)
     on (date) pursuant to paragraph (a)(i)
_____75 days after filing pursuant to paragraph (a)(ii)
_____on (date) pursuant to paragraph (a)(ii) of rule 485

If appropriate, check the following box:
_____This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Section
24(f) of the Investment Company Act of 1940. Registrant will file its 24f-2 Notice for the fiscal year ended Aug. 31, 1995, on or about Oct. 31, 1995.

PAGE 2
                                CROSS REFERENCE SHEET

Cross reference sheet showing the location in the prospectus and Statement of Additional Information of the information called for by the items enumerated in Parts A and B of Form N-1A.

Negative answers omitted from prospectus are so indicated.

PART A

Item No.    Location in Prospectus
1           Cover page of prospectus

2           The funds in brief; Sales charge and expenses

3(a)        Performance
 (b)        NA
 (c)        Performance
 (d)        Performance

4(a)        The funds in brief; Investment policies and risk;  How the funds are organized
 (b)        Investment policies and risk
 (c)        Investment policies and risk

5(a)        How the funds are organized
 (b)        How the funds are organized; About AEFC
 (b)(i)     About AEFC
 (b)(ii)    Investment manager
 (b)(iii)   Investment manager
 (c)        Portfolio managers
 (d)        The funds in brief
 (e)        How the funds are organized:  Investment manager
 (f)        NA
 (g)        How the funds are organized:  Investment manager

5A(a)       *
  (b)       *

6(a)        How the funds are organized:  Shares; Voting rights
 (b)        NA
 (c)        NA
 (d)        NA
 (e)        Cover page
 (f)        Distribution and taxes:  Dividends and capital gain distributions
 (g)        Distribution and taxes:  Taxes
 (h)        NA

7(a)        NA
 (b)        Performance:  Key terms; Investment policies and their risks: Valuing assets
 (c)        NA
 (d)        NA
 (e)        NA
 (f)        NA

8(a)        NA
 (b)        NA
 (c)        NA
 (d)        NA

9           None

PAGE 3
PART B

Item No.    Location in Statement of Additional Information

10          Cover page of SAI

11          Table of contents

12          NA

13(a)       Additional Investment Policies; all appendices except Dollar Cost Averaging
  (b)       Additional Investment Policies
  (c)       "Unless changed by the board of directors..." in Additional Investment Policies
  (d)       Portfolio Turnover, last 2 paragraphs of Portfolio Transactions

14(a)       Directors and officers of the fund**; Directors and officers
  (b)       Directors and officers
  (c)       Directors and officers (last paragraph)

15(a)       NA
  (b)       NA
  (c)       Directors and Officers** (last paragraph)

16(a)(i)    How the funds are organized**; About IDS Life and AEFC**
  (a)(ii)   Agreements with IDS Life and AEFC
  (a)(iii)  Agreements with IDS Life and AEFC
  (b)       Agreements with IDS Life and AEFC
  (c)       NA
  (d)       None
  (e)       NA
  (f)       NA
  (g)       NA
  (h)       Custodian; Independent Auditors
  (i)       Custodian

17(a)       Portfolio Transactions
  (b)       Brokerage Commissions Paid to Brokers Affiliated with IDS Life
  (c)       Portfolio Transactions
  (d)       Portfolio Transactions
  (e)       Portfolio Transactions

18(a)       How the fund is organized:  Shares and Voting rights**
  (b)       NA

19(a)       Investing in the Funds
  (b)       Valuing Fund Shares; Investing in the Funds
  (c)       NA

20          Taxes

21(a)       NA
  (b)       NA
  (c)       NA

22(a)       Performance Information:  Calculation of Yield
  (b)       Performance Information:  Calculation of Total Return and/or Yield

23          Financial Statements

 *Designates information located in annual report.
**Designates location in the prospectus, which is hereby incorporated by reference in the Statement of Additional Information.

PAGE 4
Retirement Annuity Mutual Funds
Prospectus/Oct. 30, 1995

This prospectus describes six Funds that receive payments from the variable accounts of your variable annuity contract. Each of these Funds has different investment objectives and policies.

IDS Life Capital Resource Fund is a stock fund.

IDS Life International Equity Fund is an international stock fund.

IDS Life Aggressive Growth Fund is a stock fund investing primarily in common stocks of small and medium-size companies.

IDS Life Special Income Fund is a bond fund.

IDS Life Moneyshare Fund is a money market fund. An investment in Moneyshare Fund is neither insured nor guaranteed by the U.S.
government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1 per share.

IDS Life Managed Fund is a managed fund.

This prospectus contains facts that can help you decide if the Funds are the right investment for you. Read this along with your variable annuity prospectus before you invest and keep both prospectuses for future reference.

Additional facts about the Funds are in a Statement of Additional
Information (SAI), filed with the Securities and Exchange
Commission. The SAI, dated Oct. 30, 1995, is incorporated here by reference. For a free copy, contact IDS Life Insurance Company.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IDS LIFE IS NOT A FINANCIAL INSTITUTION, AND THE SECURITIES IT
OFFERS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
ENDORSED BY, ANY FINANCIAL INSTITUTION, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD,
OR ANY OTHER AGENCY.

IDS Life Investment Series, Inc.
   IDS Life Capital Resource Fund
   IDS Life International Equity Fund
   IDS Life Aggressive Growth Fund
IDS Life Special Income Fund, Inc.
IDS Life Moneyshare Fund, Inc.
IDS Life Managed Fund, Inc.

PAGE 5
Retirement Annuity Mutual Funds
IDS Tower 10
Minneapolis, MN 55440-0010
612-671-3733
TTY: 800-285-8846

PAGE 6
Table of contents

The Funds in brief
Goals and types of Fund investments
Manager and distributor
Variable accounts

Sales charge and expenses
Sales charge
Expenses

Performance
Financial highlights
Total returns
Yield calculation
Key terms

Investment policies and risk
Facts about investments and their risks
Alternative investment options
Valuing assets

How to invest, transfer or redeem shares
How to invest
How to transfer among variable accounts
Redeeming shares

Distributions and taxes
Dividend and capital gain distributions
Taxes

How the Funds are organized
Shares
Voting rights
Shareholder meetings
Portfolio managers
Directors and officers
Investment manager
Administrative services agreement
Investment advisory agreements

About American Express Financial Corporation
General information

PAGE 7
The Funds in brief

Goals and types of Fund investments

Capital Resource Fund's goal is capital appreciation, and it invests primarily in U.S. common stocks.

International Equity Fund's goal is capital appreciation, and it invests primarily in common stocks of foreign issuers.

Aggressive Growth Fund's goal is capital appreciation, and it invests primarily in common stocks of small and medium-size companies.

Special Income Fund's goal is to provide a high level of current income while conserving the value of the investment for the longest period of time. It invests primarily in investment-grade bonds.

Moneyshare Fund's goal is to provide maximum current income consistent with liquidity and conservation of capital. It invests in money market securities.

Managed Fund's goal is maximum total investment return through a combination of capital growth and current income. It invests primarily in stocks, convertible securities, bonds and money market instruments.

Because any investment involves risk, achieving these goals cannot be guaranteed. Only the contract owners can change the goals. See "Voting rights."

Manager and distributor

The Funds are managed by IDS Life, a subsidiary of American Express Financial Corporation (AEFC). AEFC has an agreement with IDS Life to furnish investment advice for the Funds managed by IDS Life.

Variable accounts

You may not buy (nor will you own) shares of the Fund directly.
You invest by buying a variable annuity and allocating your purchase payments among the variable accounts that invest in the Funds.

Sales charge and expenses

Sales charge

There is no sales charge for the sale or redemption of fund shares, but there may be charges associated with your redemption (surrender or withdrawal) of your annuity contract. Any charges that apply to the variable accounts and your annuity contract are described in the variable annuity prospectus.

PAGE 8
Expenses

The Funds pay IDS Life a fee for managing their investment portfolios. The Funds pay AEFC for administrative and accounting services. The Funds also pay certain nonadvisory expense. See
"Investment manager" and "Administrative services agreement" under "How the funds are organized."

Performance

Financial highlights

Capital Resouce Fund
Financial highlights

Fiscal year ended August 31,

Per share income and capital changes*

                                                1995    1994    1993    1992    1991   1990     1989    1988    1987    1986
Net asset value, beginning
of year                                       $23.43  $24.58  $23.90  $23.15  $17.54 $20.17   $15.06  $17.71  $15.97  $14.71

Income (loss) from investment operations:
Net investment income                            .29     .29     .23     .21     .40    .52      .39     .31     .52     .61

Net gains (losses) on securities (both realized
and unrealized)                                 3.70    1.56    1.89    1.75    6.61  (2.06)    5.38   (2.54)   4.23    2.87

Total from investment operations                3.99    1.85    2.12    1.96    7.01  (1.54)    5.77   (2.23)   4.75    3.48

Less distributions:
Dividends from net investment income            (.29)   (.29)   (.23)   (.21)   (.40)  (.52)    (.39)   (.31)   (.52)   (.61)

Distributions from realized gains              (2.71)  (2.71)  (1.21)  (1.00)  (1.00)  (.57)    (.27)   (.11)  (2.49)  (1.61)

Total distributions                            (3.00)  (3.00)  (1.44)  (1.21)  (1.40)  (1.09)   (.66)   (.42)  (3.01)  (2.22)

Net asset value, end of year                  $24.42  $23.43  $24.58  $23.90  $23.15  $17.54  $20.17  $15.06  $17.71  $15.97


Ratios/supplemental data
                                                1995    1994    1993    1992    1991   1990     1989    1988    1987    1986
Net assets, end of year
(in millions)                                 $3,845  $2,899  $2,308  $1,681  $1,191 $  702   $  660  $  454  $  493  $  301

Ratio of expenses to average
daily net assets                                 .69%    .68%    .68%    .70%    .70%    .70%    .73%    .69%    .59%    .54%

Ratio of net income to average
daily net assets                                1.22%   1.20%   0.94%   0.91%   1.94%   2.69%   2.22%   2.01%   2.94%   3.74%

Portfolio turnover rate
(excluding short-term
securities)                                       88%     85%     65%     63%     74%     82%     42%    111%    171%    115%

Total Return**                                 17.18%   7.61%   8.87%   8.54%  40.68%  (7.79)% 38.72% (12.59)% 30.32%  23.90%

 *For a share outstanding throughout the year.  Rounded to the nearest cent.
**Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

International Equity Fund
Financial highlights

Fiscal period ended August 31,
Per share income and capital changes*

                                            1995        1994        1993        1992**
Net asset value, beginning of period       $12.91      $11.60      $10.01      $10.00
_____________________________________________________________________________________________
Income from investment operations:
Net investment income                         .17         .14         .15         .05
Net gains (losses) on securities (both
realized and unrealized)                     (.37)       1.61        1.81         .01
_____________________________________________________________________________________________
Total from investment operations             (.20)       1.75        1.96         .06
_____________________________________________________________________________________________
Less distributions:
Dividends from net investment income         (.16)       (.08)       (.15)       (.05)
Distributions from realized gains               -        (.29)       (.22)          -
Excess distributions from realized gains        -        (.07)          -           -
_____________________________________________________________________________________________
Total distributions                          (.16)       (.44)       (.37)       (.05)
_____________________________________________________________________________________________
Net asset value, end of period             $12.55      $12.91      $11.60      $10.01
_____________________________________________________________________________________________

Ratios/supplemental data
                                            1995        1994        1993        1992**
Net assets, end of period (in millions)    $1,442      $1,111      $  291      $   39
_____________________________________________________________________________________________
Ratio of expenses to average
daily net assets                             1.03%        .98%       1.10%       1.57%***
Ratio of net income to average
daily net assets                             1.56%       1.09%       1.37%       0.93%***
Portfolio turnover rate (excluding
short-term securities)                         38%         51%         62%         22%
_____________________________________________________________________________________________
Total Return#                               (1.77%)     15.11%      19.76%       0.55%#
_____________________________________________________________________________________________
  *For a share outstanding throughout the period.  Rounded to the nearest cent.
 **Commencement of operations.  Period from Jan. 13, 1992 to Aug. 31, 1992.
***Adjusted to an annual basis.
  #Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

Aggressive Growth Fund
Financial highlights

Fiscal period ended August 31,
Per share income and capital changes*

                                            1995        1994        1993        1992**
Net asset value, beginning of period       $11.46      $11.68      $9.00       $10.00
_____________________________________________________________________________________________
Income (loss) from investment operations:
Net investment income                         .08         .01         .02         .02
Net gains (losses) on securities (both
realized and unrealized)                     2.98        (.22)       2.68       (1.00)
_____________________________________________________________________________________________
Total from investment operations             3.06        (.21)       2.70       (0.98)
_____________________________________________________________________________________________
Less distributions:
Dividends from net investment income         (.08)       (.01)       (.02)       (.02)
_____________________________________________________________________________________________
Net asset value, end of period             $14.44      $11.46      $11.68      $ 9.00
_____________________________________________________________________________________________

Ratios/supplemental data
                                            1995        1994        1993        1992**

Net assets, end of period (in millions)    $1,412      $  763      $  299      $   57
_____________________________________________________________________________________________
Ratio of expenses to average
daily net assets                              .70%        .69%        .75%        .98%***
Ratio of net income to average
daily net assets                             0.72%       0.14%       0.28%       0.21%***
Portfolio turnover rate (excluding
short-term securities)                        116%         59%         55%         28%
_____________________________________________________________________________________________
Total Return#                               26.80%      (1.77)%     29.98%      (9.76)%
_____________________________________________________________________________________________
  *For a share outstanding throughout the period.  Rounded to the nearest cent.
 **Commencement of operations.  Period from Jan. 13, 1992 to Aug. 31, 1992.
***Adjusted to an annual basis.
  #Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

Special Income Fund
Financial highlights

Fiscal year ended August 31,
Per share income and capital changes*

                                              1995    1994    1993    1992    1991   1990     1989    1988    1987    1986
Net asset value, beginning
of year                                      $11.05  $12.08  $11.26  $10.72  $10.10 $11.11   $10.88  $11.09  $11.91  $11.34
___________________________________________________________________________________________________________________________
Income (loss) from investment operations:
Net investment income                           .88     .84     .85     .90     .97    .99     1.03    1.03    1.08    1.16
Net gains (losses) on securities (both
realized and unrealized)                        .56    (.99)    .82     .54     .62  (1.01)     .23    (.21)   (.56)   1.26
___________________________________________________________________________________________________________________________
Total from investment operations               1.44    (.15)   1.67    1.44    1.59   (.02)    1.26     .82     .52    2.42
___________________________________________________________________________________________________________________________
Less distributions:
Dividends from net investment income           (.87)   (.85)   (.85)   (.90)   (.97)  (.99)   (1.03)  (1.03)  (1.08)  (1.16)
Distributions from realized gains              (.02)   (.02)      -       -       -      -        -       -    (.26)   (.69)
Excess distributions from net investment
income                                         (.02)   (.01)      -       -       -      -        -       -       -       -
___________________________________________________________________________________________________________________________
Total distributions                            (.91)   (.88)   (.85)   (.90)   (.97)  (.99)   (1.03)  (1.03)  (1.34)  (1.85)
___________________________________________________________________________________________________________________________
Net asset value, end of period               $11.58  $11.05  $12.08  $11.26  $10.72 $10.10   $11.11  $10.88  $11.09  $11.91
___________________________________________________________________________________________________________________________

Ratios/supplemental data
                                              1995    1994    1993    1992    1991   1990     1989    1988    1987    1986
Net assets, end of year
(in millions)                                $1,703  $1,559  $1,551  $1,136  $  800 $  641   $  565  $  428  $  409  $  307
Ratio of expenses to
average daily net assets                        .68%    .67%    .69%    .71%    .70%   .71%     .73%    .69%    .58%    .55%
Ratio of net income to
average daily net assets                       8.08%   7.20%   7.41%   8.22%   9.31%  9.42%    9.37%   9.45%   9.11%  10.27%
Portfolio turnover rate
(excluding short-term
securities)                                      56%     57%     77%     92%     97%   118%     132%    169%    101%    170%
___________________________________________________________________________________________________________________________
Total Return**                                13.75%  (1.30)% 15.47%  13.96%  16.54% (0.12)%  12.19%   7.76%   4.48%  23.17%
___________________________________________________________________________________________________________________________
 *For a share outstanding throughout the period.  Rounded to the nearest cent.
**Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

Moneyshare Fund
Financial highlights

Fiscal year ended August 31,
Per share income and capital changes*

                                            1995    1994    1993    1992    1991   1990     1989    1988    1987    1986
Net asset value, beginning of
year                                       $1.00   $1.00   $1.00   $1.00   $1.00  $1.00    $1.00   $1.00   $1.00   $1.00
_________________________________________________________________________________________________________________________
Income from investment operations:
Net investment income                        .05     .03     .03     .04     .07    .08      .09     .07     .06     .07
_________________________________________________________________________________________________________________________
Total from investment
operations                                   .05     .03     .03     .04     .07    .08      .09     .07     .06     .07
_________________________________________________________________________________________________________________________
Less distributions:
Dividends from net investment
income                                      (.05)   (.03)   (.03)   (.04)   (.07)  (.08)    (.09)   (.07)   (.06)   (.07)
_________________________________________________________________________________________________________________________
Net asset value, end of year               $1.00   $1.00   $1.00   $1.00   $1.00  $1.00    $1.00   $1.00   $1.00   $1.00
_________________________________________________________________________________________________________________________

Ratios/supplemental data
                                            1995    1994    1993    1992    1991   1990     1989    1988    1987    1986
Net assets, end of year
(in millions)                              $ 227   $ 179   $ 180   $ 246   $ 285  $ 274    $ 160   $ 102   $  67   $  61
_________________________________________________________________________________________________________________________
Ratio of expenses to average
daily net assets                             .59%    .57%    .60%    .60%    .57%   .62%     .54%    .58%    .54%    .62%
_________________________________________________________________________________________________________________________
Ratio of net income to average
daily net assets                            5.23%   3.12%   2.67%   3.93%   6.55%  7.85%    8.68%   6.77%   5.87%   7.00%
_________________________________________________________________________________________________________________________
Total Return**                              5.27%   3.15%   2.73%   3.98%   6.77%  8.18%    8.99%   7.01%   6.01%   7.20%
_________________________________________________________________________________________________________________________
 *For a share outstanding throughout the year.  Rounded to the nearest cent.
**Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

Managed Fund
Financial highlights

Fiscal period ended August 31,
Per share income and capital changes*

                                               1995    1994    1993    1992    1991   1990     1989    1988    1987    1986**
Net asset value, beginning of period          $13.65  $14.32  $13.08  $12.59  $10.93 $12.08   $9.87   $11.34  $10.10  $10.00

Income (loss) from investment operations:
Net investment income                            .40     .47     .49     .56     .58    .65     .48      .42     .45     .16

Net gains(losses) on securities (both
realized and unrealized)                        1.20    (.26)   1.60     .95    2.11   (.67)   2.25    (1.47)   1.45     .10

Total from investment operations                1.60     .21    2.09    1.51    2.69   (.02)   2.73    (1.05)   1.90     .26

Less distributions:
Dividends from net investment income            (.40)   (.47)   (.49)   (.56)   (.58)  (.65)   (.48)    (.42)   (.45)   (.16)

Distributions from net realized gains             --    (.41)   (.36)   (.46)   (.45)  (.48)   (.04)       -    (.21)      -

Total distributions                             (.40)   (.88)   (.85)  (1.02)  (1.03) (1.13)   (.52)    (.42)   (.66)   (.16)

Net asset value, end of period                $14.85  $13.65  $14.32  $13.08  $12.59 $10.93   $12.08  $ 9.87  $11.34  $10.10

Ratios/supplemental data
                                               1995    1994    1993    1992    1991   1990     1989    1988    1987    1986**

Net assets, end of period (in millions)       $3,044  $2,499  $1,858  $1,169  $  810 $  545   $  462  $  381  $  340  $   48

Ratio of expenses to average daily net
assets                                           .68%    .68%    .69%    .71%    .70%   .71%     .73%    .69%    .67%    .64%***

Ratio of net income to average
daily net assets                                2.96%   3.46%   3.70%   4.35%   4.86%  5.42%    5.06%   4.42%   4.10%   4.48%***

Portfolio turnover rate (excluding
short-term securities)                            72%     79%     58%     50%     52%    37%      69%     62%     48%     10%

Total Return+                                  11.94%   1.51%  16.33%  12.14%  25.24% (0.23)%  28.47%  (9.06)% 19.13%   2.55%

  *For a share outstanding throughout the period. Rounded to the nearest cent.
 **Commencement of operations. Period from April 30, 1986 to Aug. 31, 1986.
***Adjusted to an annual basis.
  +Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

The information in these tables has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Funds is contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

Total returns

Average annual total returns as of Aug. 31, 1995

Purchase               1 year    5 years       10 years
made                   ago       ago           ago

Capital Resource
Fund                   +17.2%    +16.0%        +14.2%

S&P 500                +21.3     +15.1         +15.2

PAGE 14
Cumulative total returns as of Aug. 31, 1995

Purchase               1 year    5 years       10 years
made                   ago       ago           ago

Capital Resource
Fund                   +17.2%    +109.6%       +278.5%

S&P 500                +21.3     +102.2        +310.8

Average annual total returns as of Aug. 31, 1995

                                     Since
Purchase                   1 year    inception
made                       ago       Jan. 13, 1992

International
Equity Fund                -1.8%     + 8.9%

Morgan Stanley
Capital International
World Index                +8.8      +10.2

Cumulative total returns as of Aug. 31, 1995

                                     Since
Purchase                   1 year    inception
made                       ago       Jan. 13, 1992

International
Equity Fund                -1.8%     +36.2%

Morgan Stanley
Capital International
World Index                +8.8      +42.3

Average annual total returns as of Aug. 31, 1995

                                 Since
Purchase               1 year    inception
made                   ago       Jan. 13, 1992

Aggressive Growth
Fund                   +26.8%    +11.0%

S&P 500                +21.3     +11.7

Cumulative total returns as of Aug. 31, 1995

                                 Since
Purchase               1 year    inception
made                   ago       Jan. 13, 1992

Aggressive Growth
Fund                   +26.8%    +46.1%

S&P 500                +21.3     +49.2

PAGE 15
Average annual total returns as of Aug. 31, 1995

Purchase               1 year    5 years       10 years
made                   ago       ago           ago

Special Income Fund    +13.8%    +11.5%        +10.3%

Lehman Aggregate
Bond Index             +11.0     + 9.6         + 9.9

Cumulative total returns as of Aug. 31, 1995

Purchase               1 year    5 years       10 years
made                   ago       ago           ago

Special Income Fund    +13.8%    +72.2%        +167.5%

Lehman Aggregate
Bond Index             +11.0     +57.8         +157.6

Average annual total returns as of Aug. 31, 1995

                                                Since
Purchase               1 year    5 Years        inception
made                   ago       ago            April 30, 1986

Managed Fund           +11.9%    +13.2%         +11.0%

S&P 500                +21.3     +15.1          +13.3

Cumulative total returns as of Aug. 31, 1995

                                                Since
Purchase               1 year    5 Years        inception
made                   ago       ago            April 30, 1986

Managed Fund           +11.9%    + 85.6%        +164.4%

S&P 500                +21.3     +102.2         +220.7

These examples show total returns from hypothetical investments in each Fund. These returns are compared to those of popular indexes for the same periods. The results do not reflect the expenses that apply to the variable accounts or the annuity contract. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each Fund assumes the deduction of applicable fund expenses, makes no adjustments for taxes that may have been paid on the reinvested income and capital gains and covers a period of widely fluctuating securities prices. Returns shown should not be considered a representation of the Fund's future performance.

Each Fund's investments may be different from those in the indexes. The indexes reflect reinvestment of all distributions and changes in market prices, but exclude brokerage commissions or other fees.

PAGE 16
Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance.

The Morgan Stanley Capital International World Index, compiled from a composite of securities listed on the markets of North America, Europe, Australasia and the Far East is widely recognized by investors as the measurement index for portfolios that invest in the major markets of the world.

Lehman Aggregate Bond Index is made up of a representative list of government and corporate bonds as well as asset-backed securities and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. However, the securities used to create the index may not be representative of the bonds held in Special Income Fund.

Yield calculation

Special Income Fund may calculate a 30-day annualized yield by dividing:

o net investment income per share deemed earned during a 30-day period by

o the net asset value per share on the last day of the period, and

o      converting the result to a yearly equivalent figure.

This yield calculation does not include any annuity charges or contingent deferred sales charges, which would reduce the yield quoted.

A fund's yield varies from day to day, mainly because share values and net asset values (which are calculated daily) vary in response to changes in interest rates. Net investment income normally changes much less in the short run. Thus, when interest rates rise and share values fall, yield tends to rise. When interest rates fall, yield tends to follow.

Moneyshare Fund calculates annualized simple and compound yields based on a seven-day period.

Past yields should not be considered an indicator of future yields.

Key terms

Average annual total return - The annually compounded rate of return over a given time period (usually two or more years) -- total return for the period converted to an equivalent annual figure.

PAGE 17
Capital gains or losses - Increase or decrease in value of the securities the funds hold. Gains are realized when securities that have increased in value are sold. A fund also may have unrealized gains or losses when securities increase or decrease in value but are not sold.

Close of business - Normally 3 p.m. Central time each business day (any day the New York Stock Exchange is open).

Distributions - Payments to the variable accounts of two types:
investment income (dividends) and realized net long-term capital gains (capital gains distributions).

Investment income - Dividends and interest earned on securities held by the funds.

Net asset value (NAV) - Value of a single fund share. It is the total market value of all of a fund's investments and other assets, less any liabilities, divided by the number of shares outstanding.

The NAV is the price the variable account receives when it sells shares. It usually changes from day to day, and is calculated at the close of business. For Special Income Fund, NAV generally declines as interest rates increase and rises as interest rates decline.

Total return - Sum of all returns for a given period, assuming reinvestment of all distributions. Calculated by taking the total value of shares at the end of the period (including shares acquired by reinvestment), less the price of shares purchased at the beginning of the period.

Variable accounts - The separate accounts or subaccounts, each of which invests in shares of one of the funds.

Yield - Net investment income earned per share for a specified time period, divided by the net asset value at the end of the period.

Investment policies and risk

Capital Resource Fund - Under normal market conditions, Capital Resource Fund invests primarily in U.S. common stocks listed on national securities exchanges and other securities convertible into common stock. The portfolio manager selects investments believed to have potential for capital growth.

The Fund also may invest in preferred stocks, bonds, debt securities, foreign securities, money market instruments and derivative instruments.

International Equity Fund - Under normal market conditions,
International Equity Fund invests at least 65% of its total assets in foreign equity securities having a potential for superior growth. Superior means fund performance better than the Morgan
Stanley Capital International World Index.

PAGE 18
The Fund's investments will be primarily in common stocks and securities convertible into common stocks of foreign issuers. However, if the investment manager believes they have more potential for capital growth, the Fund may invest in bonds issued or guaranteed either by countries that are members of the Organization for Economic Cooperation and Development (OECD) or by international agencies such as the World Bank or the European Investment Bank. These bonds will not be purchased unless, in the judgment of the investment manager, they are comparable in quality to bonds rated AA by Standard & Poor's Corporation (S&P).

The percentage of fund assets invested in particular countries or regions of the world will change according to their political stability and economic condition. Ordinarily, the Fund will invest in companies domiciled in at least three foreign countries.

Normally, investments in U.S. issuers will constitute less than 20% of the Fund's portfolio. However, as a temporary measure, the Fund may invest any portion of its assets in securities of U.S. issuers that appear to have greater potential for superior growth than foreign securities. U.S. investments would include common stocks, convertible securities and corporate and government bonds.

The bonds must bear one of the four highest ratings given by Moody's or S&P or must be of comparable quality. The Fund also may invest in money market instruments and derivative instruments. No more than 5% of the Fund's total assets may be invested in options on individual securities.

Aggressive Growth Fund - Under normal market conditions, Aggressive Growth Fund invests primarily in common stocks of U.S. and foreign companies that are small and medium size growth companies. Many of these companies emphasize technological innovation or productivity improvements.

The Fund invests in warrants to purchase common stock, debt securities or in securities of large, well-established companies when the portfolio manager believes those investments offer the best opportunity for capital growth. The Fund also may invest in foreign securities, derivative instruments and money market instruments.

Special Income Fund - Under normal market conditions, Special Income Fund invests primarily in debt securities. At least 50% of its net assets are invested in corporate bonds of the four highest ratings, in other corporate bonds the investment manager believes have the same investment qualities and in government bonds.

The Fund also may invest in corporate bonds with lower ratings, convertible securities, preferred stocks, derivative instruments, money market instruments and foreign bonds.

Moneyshare Fund - Under normal market conditions, Moneyshare Fund invests primarily in high-quality, short-term, debt securities and other money market instruments denominated in U.S. dollars. The Fund intends to maintain a constant net asset value of $1 per

PAGE 19
share, although there is no assurance it will be able to do so.
The Fund will not purchase any security with a remaining maturity of more than 13 months and will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Fund also may invest in foreign securities. For a description of money market securities, see Appendix C in the SAI.

Managed Fund - Under normal market conditions, Managed Fund invests at least 50% of its total assets in common stocks. The Fund also invests in preferred stocks, convertible securities, warrants, bonds and money market instruments. Ordinarily, investments other than common stock would constitute 50% or less of the Fund's portfolio. However, under unusual market conditions, the Fund may invest any portion of its assets in securities other than common stocks. This allows the investment manager flexibility to best achieve the Fund's goal. This might occur, for example, when interest rates are high but are expected to decline significantly.

The Fund also may invest in derivative instruments and foreign securities.

The various types of investments the portfolio managers use to achieve investment performance are described in more detail in the next section and in the SAI.

Facts about investments and their risks

Common stocks: Stock prices are subject to market fluctuations. Stocks of smaller or foreign companies may be subject to abrupt or erratic price movements. Also, small companies often have limited product lines, smaller markets or fewer financial resources. Therefore, some of the securities in which a fund invests involve substantial risk and may be considered speculative.

Preferred stocks: If a company earns a profit, it generally must pay its preferred stockholders a dividend at a pre-established rate.

Convertible securities: These securities generally are preferred stocks or bonds that can be exchanged for other securities, usually common stock, at prestated prices. When the trading price of the common stock makes the exchange likely, the convertible securities trade more like common stock.

Debt securities: The price of an investment grade bond fluctuates as interest rates change or if its credit rating is upgraded or downgraded.

Debt securities below investment grade: The price of these bonds may react more to the ability of a company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations, are more likely to experience a default and sometimes are referred to as "junk bonds." Reduced market liquidity for these bonds may occasionally make it more difficult to value them. In valuing bonds, a fund relies both on independent rating agencies and the investment manager's credit analysis.

PAGE 20
Securities that are subsequently downgraded in quality may continue to be held and will be sold only when the fund's investment manager believes it is advantageous to do so.

            Bond ratings and holdings for fiscal year ended Aug. 31, 1995
                               For Special Income Fund

                                                                    Percent of
                                                                    net assets
                                                                    in unrated
                S&P Rating              Protection of               securities
Percent of      (or Moody's             principal and               assessed by
net assets      equivalent)             interest                    AEFC
  23.11%        AAA                     Highest quality             1.29%
   2.58         AA                      High quality                 .08
   9.68         A                       Upper medium grade           .21
  19.91         BBB                     Medium grade                 .45
  14.29         BB                      Moderately speculative       .09
  10.04         B                       Speculative                 1.51
    .65         CCC                     Highly speculative           .13
     --         CC                      Poor quality                  --
     --         C                       Lowest quality                --
     --         D                       In default                    --

   3.89         Unrated                 Unrated securities           .13

            Bond ratings and holdings for fiscal year ended Aug. 31, 1995
                                  For Managed Fund

                                                                    Percent of
                                                                    net assets
                                                                    in unrated
                S&P Rating              Protection of               securities
Percent of      (or Moody's             principal and               assessed by
net assets      equivalent)             interest                    AEFC

   5.47%        AAA                     Highest quality              .06%
   1.52         AA                      High quality                  --
   2.05         A                       Upper medium grade           .04
   3.56         BBB                     Medium grade                 .06
   2.68         BB                      Moderately speculative       .01
   1.79         B                       Speculative                  .24
    .17         CCC                     Highly speculative           .05
     --         CC                      Poor quality                  --
     --         C                       Lowest quality                --
     --         D                       In default                    --

   1.10         Unrated                 Unrated securities           .64

(See Appendix to the SAI for further information regarding ratings.)

Debt securities sold at a deep discount: Some bonds are sold at deep discounts because they do not pay interest until maturity. They include zero coupon bonds and PIK (pay-in-kind) bonds. To comply with tax laws, a fund has to recognize a computed amount of interest income and pay dividends to shareholders even though no cash has been received. In some instances, a fund may have to sell securities to have sufficient cash to pay the dividends.

Mortgage-backed securities: All Funds except Moneyshare may invest in U.S. government securities representing part ownership of pools of mortgage loans. A pool, or group, of mortgage loans issued by such lenders as mortgage bankers, commercial banks and savings and loan associations, is assembled and mortgage pass-through certificates are offered to investors through securities dealers. PAGE 21
In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to the Fund, which is influenced by both stated interest rates and market conditions, may be different than the quoted yield on the certificates.

Foreign investments: Securities of foreign companies and governments may be traded in the United States, but often they are traded only on foreign markets. Frequently, there is less information about foreign companies and less government supervision of foreign markets. Foreign investments are subject to political and economic risks of the countries in which the investments are made including the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions that might affect an investment adversely. If an investment is made in a foreign market, the local currency must be purchased. This is done by using a forward contract in which the price of the foreign currency in U.S. dollars is established on the date the trade is made, but delivery of the currency is not made until the securities are received. As long as the fund holds foreign currencies or securities valued in foreign currencies, the price of a fund share will be affected by changes in the value of the currencies relative to the U.S. dollar. Because of the limited trading volume in some foreign markets, efforts to buy or sell a security may change the price of the security and it may be difficult to complete the transaction. Each Fund, except International Equity Fund may invest up to 25% of its total assets at the time of purchase in securities of foreign issuers.

Derivative instruments: For all Funds except Moneyshare, the portfolio managers may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow a portfolio manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. A fund will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The Fund's custodian will maintain, in a segregated account, cash or liquid high-grade debt securities that

PAGE 22
are marked to market daily and are at least equal in value to the Fund's obligations to the extent such obligations are not covered. No more than 5% of each Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. For further information, see the options and futures appendixes in the SAI.

Securities and derivative instruments that are illiquid: Illiquid means the security or derivative instrument cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. All securities and derivative instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. Each portfolio manager will follow guidelines established by the board of directors and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of each Fund's net assets (zero for Moneyshare) will be held in securities and derivative instruments that are illiquid.

Money market instruments: For all Funds except Moneyshare, short-term debt securities rated in the top two grades are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Generally, less than 25% of each of Capital Resource, International Equity, Aggressive Growth, Special Income and Managed Fund's total assets are in these money market instruments. However, for temporary defensive purposes these investments could exceed that amount for a limited period of time.

The investment policies described above may be changed by the board of directors.

Lending portfolio securities: Each Fund may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless shareholders approve otherwise, loans may not exceed 30% of a Fund's net assets.

Alternative investment options

In the future, the board of the Funds may determine for operating efficiencies to use a master/feeder structure. Under that structure, the Fund's investment portfolio would be managed by another investment company with the same goal as the Fund, rather than investing directly in a portfolio of securities.

Valuing assets

Moneyshare Fund's securities are valued at amortized cost. In valuing assets of Capital Resource, International Equity,
Aggressive Growth, Special Income and Managed funds:

PAGE 23
o Securities and assets with available market values are valued on that basis.

o Securities maturing in 60 days or less are valued at amortized cost.

o Securities and assets without readily available market values are valued according to methods selected in good faith by the board of directors.

o Assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at a rate of exchange set as near to the close of the day as practicable.

How to invest, transfer or redeem shares

How to invest

You may invest in the Funds only by buying a variable annuity contract. For further information concerning maximum and minimum payments and submitting and acceptance of your application, see your annuity prospectus.

How to transfer among variable accounts

You can transfer all or part of your value in a variable account to one or more of the other variable accounts with different investment objectives. Please refer to your variable annuity prospectus for more information about transfers.

Redeeming shares

The Funds will buy (redeem) any shares presented by the variable accounts. Surrender or withdrawal details are described in your variable annuity prospectus.

Payment generally will be mailed within seven days of the redemption request. The amount may be more or less than the amount invested. Shares will be redeemed at net asset value at the close of business on the day the request is accepted at the Minneapolis office. If the request arrives after the close of business, the price per share will be the net asset value at the close of business on the next business day.

Distributions and taxes

The Funds distribute to shareholders (the variable accounts) net investment income and net capital gains. They do so to qualify as regulated investment companies and to avoid paying corporate income and excise taxes.

Dividend and capital gain distributions

Capital Resource, International Equity, Aggressive Growth and Managed funds distribute their net investment income (dividends and interest earned on securities held by the Fund, less operating expenses) to shareholders (the variable accounts) at the end of

PAGE 24
each calendar quarter. For Special Income and Moneyshare funds, net investment income is distributed monthly. Net realized capital gains, if any, from selling securities are distributed at the end of the calendar year. Before they are distributed, both net investment income and net capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (Since the distributions are reinvested, the total value of the holdings will not change.) The reinvestment price is the net asset value at close of business on the day the distribution is paid.

Taxes

The Internal Revenue Service has issued final regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code. Each Fund intends to comply with these requirements.

Federal income taxation of variable accounts, life insurance companies and annuities is discussed in your annuity prospectus.

Income received by International Equity Fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the United States may reduce or eliminate those taxes.

How the Funds are organized

IDS Life Investment Series, Inc. formerly known as IDS Life Capital Resource Fund, Inc., is a series mutual fund. It has three series of stock representing three separate, diversified funds - Capital Resource, International Equity and Aggressive Growth. It was incorporated in Nevada on April 27, 1981, but changed its state of incorporation to Minnesota on June 13, 1986. International Equity and Aggressive Growth funds began operations on Jan. 13, 1992. IDS Life Special Income Fund, Inc. and IDS Life Moneyshare Fund, Inc. were originally incorporated in Nevada on April 27, 1981, but changed their state of incorporation to Minnesota on June 13, 1986. IDS Life Managed Fund, Inc. was incorporated in Minnesota on March 5, 1985.

All Funds are open-end management investment companies as defined in the Investment Company Act of 1940. The headquarters of the Funds is IDS Tower 10, Minneapolis, MN 55440-0010. The Funds are part of the IDS MUTUAL FUND GROUP, a family of funds that began in 1940.

Shares

A fund is owned by the variable accounts, its shareholders. All shares issued by each Fund are of the same class -- capital stock. Par value is 1 cent per share ($.001 for Managed Fund). Both full and fractional shares can be issued.

PAGE 25
Voting rights

For a discussion of the rights of annuity contract owners concerning the voting of shares held by the variable accounts, please see your annuity prospectus. All shares have equal voting rights. In any matter requiring the vote of shareholders (the fund's management and fundamental policies), IDS Life and its affiliates will ask for instructions from the person with voting rights. The number of votes you have is in proportion to the amount you have allocated to each variable account. Your instructions will be weighted in the same proportion and IDS Life and its affiliates will vote them that way. We will vote those shares for which we do not receive instructions, and those shares for which we have voting rights, those in the same proportion as the shares for which we have received instructions.

Shareholder meetings

The Funds do not hold annual shareholder meetings. However, the directors may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares, to elect or remove directors. Meetings of the shareholders also may be called on demand by the holders of 3% or more of the outstanding shares of each Fund if no meeting has been held during the preceding 15 months.

Portfolio managers

Capital Resource

Curt Weaver joined AEFC in 1979 and serves as senior portfolio manager. He has managed this Fund since 1987. He also serves as a member of the Growth Income team.

International Equity

Peter Lamaison joined AEFC in 1981 and serves as president and chief executive officer of IDS International, Inc. and senior portfolio manager. He has managed this Fund since 1992. He also serves as portfolio manager of IDS International Fund.

Wes Wadman joined AEFC in 1964 and serves as executive vice president of IDS International, Inc. and as executive vice president of IDS Advisory Group Inc. He has served as portfolio manager of this Fund since its inception.

Paul Hopkins joined AEFC in 1992 and serves as chief investment officer and executive vice president of IDS International, Inc. He was appointed to the portfolio management team of this Fund in January 1994. He also serves as portfolio manager of IDS International Fund. Prior to joining AEFC, he was director of international equities for Bankers Trust.

PAGE 26
Aggressive Growth

Marty Hurwitz joined AEFC in 1987 and serves as portfolio manager. He was appointed to manage this Fund in January 1995. He has managed IDS Life Series Equity Portfolio since July 1993 and also manages accounts for IDS Advisory Portfolio Management Group.

Special Income

Steve Merrell joined AEFC in 1988 as a quantitative investment analyst. He became portfolio manager of this Fund in January 1995. From 1990 to 1991, Steve worked for JP Morgan Futures, Inc. marketing futures-based investment strategies. Rejoining AEFC in 1991 as an associate portfolio manager, Steve was promoted to portfolio manager in 1993. He manages a number of fixed-income portfolios and also works as part of a team with IDS Global Bond Fund.

Moneyshare

Terry Fettig joined AEFC in 1986. He serves as portfolio manager for this Fund, IDS Cash Management Fund and IDS Tax-Free Money
Fund. From 1986 to 1992 he was a fixed income securities analyst. From 1992 to 1993 he was an associate portfolio manager.

Managed

Mike Ducar joined AEFC in 1974 and serves as senior portfolio manager. He has managed the equity portfolio of this Fund since 1991. He had served as director-investment research and vice president of investment services. He also is a member of IDS Growth Income team.

Deb Pederson joined AEFC in 1986 and serves as portfolio manager. She has managed the fixed income portfolio of this Fund since January 1994. She also manages the fixed income portfolio of IDS Life Series Fund, Inc. - Managed Portfolio and the low grade invested assets of IDS Life, IDS Life Insurance Company of New York and American Enterprise Life Insurance Company.

Directors and officers

Shareholders elect a board of directors who oversee the operations of the Funds and choose its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings. The directors also serve on the boards of all of the other funds in the IDS MUTUAL FUND GROUP. On Aug. 31, 1995, the Fund's directors and officers did not own any shares of the Funds.

Directors and officers of the Funds

President and interested director

William R. Pearce
President of all funds in the IDS MUTUAL FUND GROUP.

PAGE 27
Independent directors

Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for Public
Policy Research.

Robert F. Froehlke
Former president of all funds in the IDS MUTUAL FUND GROUP.

Heinz F. Hutter
Former president and chief operating officer, Cargill, Incorporated.

Anne P. Jones
Attorney and telecommunications consultant.

Donald M. Kendall
Former chairman and chief executive officer, PepsiCo, Inc.

Melvin R. Laird
Senior counsellor for national and international affairs, The
Reader's Digest Association, Inc.

Lewis W. Lehr
Former chairman and chief executive officer, Minnesota Mining and Manufacturing Company (3M).

Edson W. Spencer
Former chairman and chief executive officer, Honeywell, Inc.

Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board and chief executive officer, The Valspar
Corporation.

Interested directors who are officers and/or employees of AEFC

David R. Hubers
President and chief executive officer, AEFC.

James A. Mitchell
Executive vice president, AEFC.

John R. Thomas
Senior vice president, AEFC.

Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Vice president of all funds in the IDS MUTUAL FUND GROUP.

Melinda S. Urion
Treasurer of all funds in the IDS MUTUAL FUND GROUP.

PAGE 28
Other officer

Leslie L. Ogg
Vice president, general counsel and secretary of all funds in the IDS MUTUAL FUND GROUP.

Refer to the SAI for the directors' and officers' biographies.

Investment manager

Each Fund pays IDS Life for managing its portfolio and serving as transfer agent.

Under its Investment Management Services Agreement, IDS Life determines which securities will be purchased, held or sold (subject to the direction and control of the Fund's board of directors). Under the current agreement, the Funds pay IDS Life a fee for these services based on the average daily net assets of each Fund, as follows:

Capital Resource Fund

  Assets                 Annual rate at
(billions)              each asset level
First $1                     0.630%
Next  $1                     0.615
Next  $1                     0.600
Next  $3                     0.585
Over  $6                     0.570

International Equity Fund

  Assets                 Annual rate at
(billions)              each asset level
First $0.25                  0.870%
Next  $0.25                  0.855
Next  $0.25                  0.840
Next  $0.25                  0.825
Next  $1                     0.810
Over  $2                     0.795

Aggressive Growth Fund

  Assets                 Annual rate at
(billions)              each asset level
First $0.25                  0.650%
Next  $0.25                  0.635
Next  $0.25                  0.620
Next  $0.25                  0.605
Next  $1                     0.590
Over  $2                     0.575

Special Income Fund

  Assets                 Annual rate at
(billions)              each asset level
First $1                     0.610%
Next  $1                     0.595
Next  $1                     0.580
Next  $3                     0.565
Next  $3                     0.550
Over  $9                     0.535

Moneyshare Fund

  Assets                 Annual rate at
(billions)              each asset level
First $1                     0.510%
Next  $0.5                   0.493
Next  $0.5                   0.475
Next  $0.5                   0.458
Over  $2.5                   0.440

Managed Fund

  Assets                 Annual rate at
(billions)              each asset level
First $0.5                   0.630%
Next  $0.5                   0.615
Next  $1                     0.600
Next  $1                     0.585
Next  $3                     0.570
Over  $6                     0.550

For the fiscal year ended Aug. 31, 1995, under the prior and current agreements Capital Resource Fund paid IDS Life a total investment management fee of .63% of its average daily net assets. International Equity Fund paid .87%, Aggressive Growth Fund paid
 .63%, Special Income Fund paid .63%, Moneyshare Fund paid .54% and Managed Fund paid .63%. Under this Agreement, each Fund also pays taxes, brokerage commissions and nonadvisory expenses. Total fees and expenses for fiscal year 1995 were .69% for Capital Resource Fund, 1.03% for International Equity Fund, .70% for Aggressive Growth Fund, .68% for Special Income Fund, .59% for Moneyshare Fund and .68% for Managed Fund.

Administrative Services Agreement

Under an Administrative Services Agreement, each Fund pays AEFC for administration and accounting services as follows:

Capital Resource Fund

  Assets                 Annual rate at
(billions)              each asset level
First $1                     0.050%
Next  $1                     0.045
Next  $1                     0.040
Next  $3                     0.035
Over  $6                     0.030
PAGE 30
International Equity Fund

  Assets                 Annual rate at
(billions)              each asset level
First $0.25                  0.060%
Next  $0.25                  0.055
Next  $0.25                  0.050
Next  $0.25                  0.045
Next  $1                     0.040
Over  $2                     0.035

Aggressive Growth Fund

  Assets                 Annual rate at
(billions)              each asset level
First $0.25                  0.060%
Next  $0.25                  0.055
Next  $0.25                  0.050
Next  $0.25                  0.045
Next  $1                     0.040
Over  $2                     0.035

Special Income Fund

  Assets                 Annual rate at
(billions)              each asset level
First $1                     0.050%
Next  $1                     0.045
Next  $1                     0.040
Next  $3                     0.035
Next  $3                     0.030
Over  $9                     0.025

Moneyshare Fund

  Assets                 Annual rate at
(billions)              each asset level
First $1                     0.030%
Next  $0.5                   0.027
Next  $0.5                   0.025
Next  $0.5                   0.022
Over  $2.5                   0.020

Managed Fund

  Assets                 Annual rate at
(billions)              each asset level
First $0.5                   0.040%
Next  $0.5                   0.035
Next  $1                     0.030
Next  $1                     0.025
Next  $3                     0.020
Over  $6                     0.020

PAGE 31
Investment advisory agreements

IDS Life and AEFC have an Investment Advisory Agreement under which AEFC executes purchases and sales and negotiates brokerage as directed by IDS Life. For its services, IDS Life pays AEFC a fee based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.50% for International Equity Fund and 0.25% for each remaining fund.

AEFC has a Sub-investment Advisory Agreement with IDS
International, Inc. (International), a wholly owned subsidiary of AEFC.

International's principal place of business is located at IDS Tower 10, Minneapolis, MN 55440-0010, while it also conducts investment advisory business in London, England. International has had assets under management since 1981. International determines the securities that will be purchased, held or sold and executes purchases and sales for International Equity Fund as directed by AEFC. For its services, AEFC pays International a fee equal on an annual basis to 0.50% of International Equity Fund's average daily net assets.

About American Express Financial Corporation

General information

The AEFC family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.

Besides managing investments for all publicly offered funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on Aug. 31, 1995 were more than $124 billion.

IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and located at IDS Tower 10, Minneapolis, MN 55440-0010. IDS Life conducts a conventional life insurance business in the District of Columbia and all states except New York.

Other AEFC subsidiaries provide investment management and related services for pension, profit sharing, employee savings and endowment funds of businesses and institutions.

AEFC is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. The Funds may pay brokerage commissions to broker-dealer affiliates of American Express and AEFC.

PAGE 32
Retirement Annuity Mutual Funds
IDS Tower 10
Minneapolis, MN
55440-0010

Managed by IDS Life Insurance Company

               STATEMENT OF ADDITIONAL INFORMATION

                              FOR

              IDS Life Investment Series, Inc.
                  IDS Life Capital Resource Fund
                  IDS Life International Equity Fund
                  IDS Life Aggressive Growth Fund
              IDS Life Special Income Fund, Inc.
              IDS Life Moneyshare Fund, Inc.
              IDS Life Managed Fund, Inc.

                         Oct. 30, 1995


This Statement of Additional Information (SAI), is not a prospectus. It should be read together with the Funds' prospectus and the financial statements contained in the Funds' Annual Report which, if not included with your prospectus, may be obtained without charge.

This SAI is dated Oct. 30, 1995, and it is to be used with the Funds' prospectus dated Oct. 30, 1995. It is also to be used with the Funds' Annual Report for the fiscal year ended Aug. 31, 1995.



IDS Life Insurance Company
IDS Tower 10
Minneapolis, MN  55440-0010
(612) 671-3733

PAGE 34
                                  TABLE OF CONTENTS

Goals and Investment Policies........................See Prospectus

Additional Investment Policies................................p.  4

Portfolio Transactions........................................p. 21

Brokerage Commissions Paid to Brokers
Affiliated with IDS Life......................................p. 25

Performance Information.......................................p. 28

Valuing Each Fund's Shares....................................p. 31

Investing in the Funds........................................p. 33

Redeeming Shares..............................................p. 34

Capital Loss Carryover........................................p. 34

Taxes.........................................................p. 35

Agreements with IDS Life and American Express Financial
Corporation...................................................p. 35

Directors and Officers........................................p. 40

Custodian.....................................................p. 46

Independent Auditors..........................................p. 46

Financial Statements....................See Annual Report and p. 47

Prospectus....................................................p. 47

Appendix A:  Description of Corporate Bond Ratings and
             Additional Information on Investment Policies
             for Investments of Capital Resource and Special
             Income Funds.....................................p. 48

Appendix B:  Foreign Currency Transactions....................p. 50

Appendix C:  Description of Money Market Securities...........p. 55

Appendix D:  Options and Stock Index Futures Contracts for
             Investments of Capital Resource, International
             Equity, Aggressive Growth and Managed Funds......p. 57

Appendix E:  Options and Interest Rate Futures Contracts
             for Investments of Special Income and Managed
             Funds............................................p. 65

PAGE 35
Appendix F:  Mortgage-backed securities and Additional
             Information on Investment Policies for all
             Funds except Moneyshare..........................p. 71

Appendix G:  Dollar-Cost Averaging............................p. 74

PAGE 36
ADDITIONAL INVESTMENT POLICIES

In addition to the investment goals and policies presented in the prospectus, each Fund has the investment policies stated below.

Unless the holders of a majority of the outstanding shares (as defined in the section entitled "Voting rights" of the prospectus) of Capital Resource agree to a change, Capital Resource will not:

'Invest more than 5% of its total assets, at market value, in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

'Purchase securities of an issuer if the directors and officers of the Fund, American Express Financial Corporation (AEFC) and IDS Life Insurance Company (IDS Life) hold more than a certain percentage of the issuer's outstanding securities. The holdings of all officers and directors of the Fund, AEFC and IDS Life who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Fund will not purchase securities of that issuer.

'Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of the Fund's total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional portfolio securities at any time borrowing for temporary purposes exceed 5%. The Fund has not borrowed in the past and has no present intention to borrow.

'Lend portfolio securities in excess of 30% of the Fund's net assets, at market value. The current policy of the Fund's board of directors is to make these loans, either long- or short-term, to broker-dealers. In making such loans the fund gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board of directors. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. A loan will not be made unless the opportunity for additional income outweighs the risks. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities.

'Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sells restricted securities.

PAGE 37
'Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of a Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

'Purchase more than 10% of the outstanding voting securities of an issuer.

'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

'Make cash loans if the total commitment amount exceeds 5% of the fund's total assets.

Unless changed by the board of directors, the following policies apply to Capital Resource, Capital Resource will not:

'Buy on margin or sell short, except it may enter into stock index futures contracts.

'Invest in a company to control or manage it.

'Invest in exploration or development programs, such as oil, gas or mineral programs.

'Invest more than 10% of its total assets in securities of investment companies.

'Invest more than 5% of its net assets in warrants. If required by law, no more than 2% of the Fund's net assets may be invested in warrants not listed on an exchange.

'Invest more than 10% of the Fund's net assets in securities and derivative instruments that are illiquid. For purposes of this policy, illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the United States government or its agencies and instrumentalities, the investment manager, under

PAGE 38
guidelines established by the board of directors, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board of directors, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. The Fund may purchase short-term U.S. and Canadian government securities. The Fund may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's and S&P or the equivalent. The Fund may invest in bank obligations including negotiable certificates of deposit (CDs), non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to that Fund's limitations on foreign investments. The Fund may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial U.S. banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Fund's ability to liquidate the security involved could be impaired.

The Fund may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). A Fund does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Fund's custodian will maintain, in a segregated account, cash or liquid high-grade debt securities that are marked to market daily and are at least equal in value to the Fund's commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the fund's total assets the same as owned securities.

Unless the holders of a majority of the outstanding shares (as defined in the section entitled "Voting rights" of the prospectus) of International Equity agree to a change, International Equity will not:

'Invest more than 5% of its total assets, at market value, in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in

PAGE 39
securities issued by the U.S. government, its agencies or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

'Purchase securities of an issuer if the directors and officers of the Fund, AEFC and IDS Life hold more than a certain percentage of the issuer's outstanding securities. The holdings of all officers and directors of the Fund, AEFC and IDS Life who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Fund will not purchase securities of that issuer.

'Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of the Fund's total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional portfolio securities at any time borrowing for temporary purposes exceeds 5%. The Fund has not borrowed in the past and has no present intention to borrow.

'Lend portfolio securities in excess of 30% of the Fund's net assets, at market value. The current policy of the Fund's board of directors is to make these loans, either long- or short-term, to broker-dealers. In making such loans the Fund gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board of directors. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. A loan will not be made unless the opportunity for additional income outweighs the risks. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities.

'Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sells restricted securities.

'Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of a Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

'Purchase more than 10% of the outstanding voting securities of an issuer.

'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

PAGE 40
'Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

'Make a loan of any part of its assets to AEFC, to its directors and officers or to its own directors and officers.

'Issue senior securities, except to the extent that borrowing from banks, lending its securities, or entering into repurchase agreements or options or futures contracts may be deemed to constitute issuing a senior security.

Unless changed by the board of directors, the following policies apply to International Equity, International Equity will not:

'Buy on margin or sell short, except it may enter into stock index futures contracts.

'Invest in a company to control or manage it.

'Invest in exploration or development programs, such as oil, gas or mineral programs.

'Invest more than 5% of its net assets in securities of domestic or foreign companies, including any predecessors, that have a record of less than three years continuous operations.

'Pledge or mortgage its assets beyond 15% of total assets. If the Fund were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this restriction, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.

'Invest more than 5% of its net assets in warrants. If required by law, no more than 2% of the Fund's net assets may be invested in warrants not listed on an exchange.

'Invest in securities of investment companies except by purchase in the open market where the dealer's or sponsor's profit is the regular commission. If any such investment is ever made, not more than 10% of the Fund's net assets, at market, will be so invested.

To the extent the Fund were to make such investments, the shareholders may be subject to duplicate advisory, administrative and distribution fees.

'Invest more than 10% of the Fund's net assets in securities and derivative instruments that are illiquid. For purposes of this policy, illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one

PAGE 41
reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the United States government or its agencies and instrumentalities, the investment manager, under guidelines established by the board of directors, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board of directors, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. On a day-to-day basis, the Fund also may maintain a portion of its assets in currencies of countries other than the United States, Canada and the United Kingdom. As a temporary investment, during periods of weak or declining market values for the securities the Fund invests in, any portion of its assets may be converted to cash (in foreign currencies or U.S. dollars) or to short-term debt securities. The Fund may purchase short-term U.S. and Canadian government securities. The Fund may invest in short-term obligations of the U.S. government (and its agencies and instrumentalities) and of the Canadian and United Kingdom governments. The Fund may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's and S&P or the equivalent. The Fund also may purchase high grade notes and obligations of U.S. banks (including their branches located outside of the United States and U.S. branches of foreign banks). The Fund may invest in bank obligations including negotiable certificates of deposit (CDs), non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to that Fund's limitations on foreign investments. The Fund may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial U.S. banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Fund's ability to liquidate the security involved could be impaired.

PAGE 42
The Fund may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). A Fund does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Fund's custodian will maintain, in a segregated account, cash or liquid high-grade debt securities that are marked to market daily and are at least equal in value to the Fund's commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Fund's total assets the same as owned securities.

Unless the holders of a majority of the outstanding shares (as defined in the section entitled "Voting rights" of the prospectus) of Aggressive Growth agree to a change, Aggressive Growth will not:

'Invest more than 5% of its total assets, at market value, in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

'Purchase securities of an issuer if the directors and officers of the Fund, AEFC and IDS Life hold more than a certain percentage of the issuer's outstanding securities. The holdings of all officers and directors of the Fund, AEFC and IDS Life who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Fund will not purchase securities of that issuer.

'Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of the Fund's total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional portfolio securities at any time borrowing for temporary purposes exceeds 5%. The Fund has not borrowed in the past and has no present intention to borrow.

'Lend portfolio securities in excess of 30% of the Fund's net assets, at market value. The current policy of the Fund's board of directors is to make these loans, either long- or short-term, to broker-dealers. In making such loans the Fund gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board of directors. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. A loan will not be made unless the opportunity for additional income outweighs the risks. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities.

PAGE 43
'Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sells restricted securities.

'Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of a Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

'Purchase more than 10% of the outstanding voting securities of an issuer.

'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

'Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

'Make a loan of any part of its assets to AEFC, to its directors and officers or to its own directors and officers.

Unless changed by the board of directors, the following policies apply to Aggressive Growth, Aggressive Growth will not:

'Buy on margin or sell short, except it may enter into stock index futures contracts.

'Invest in a company to control or manage it.

'Invest in exploration or development programs, such as oil, gas or mineral programs.

'Invest more than 10% of its total assets in securities of investment companies.

'Invest more than 5% of its total assets in securities of domestic or foreign companies, including any predecessors, that have a record of less than three years continuous operations.

'Pledge or mortgage its assets beyond 15% of total assets. If the Fund were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this restriction, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.

'Invest more than 5% of its net assets in warrants. If required by law, no more than 2% of the Fund's net assets may be invested in warrants not listed on an exchange.

'Invest more than 10% of the Fund's net assets in securities and derivative instruments that are illiquid. For purposes of this policy, illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the United States government or its agencies and instrumentalities, the investment manager, under guidelines established by the board of directors, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board of directors, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. The Fund may purchase short-term U.S. and Canadian government securities. The Fund may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's and S&P or the equivalent. The Fund may invest in bank obligations including negotiable certificates of deposit (CDs), non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to that Fund's limitations on foreign investments. The Fund may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial U.S. banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Fund's ability to liquidate the security involved could be impaired.

The Fund may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). A Fund does not pay for the securities or receive dividends or interest on them until the

PAGE 45
contractual settlement date. The Fund's custodian will maintain, in a segregated account, cash or liquid high-grade debt securities that are marked to market daily and are at least equal in value to the Fund's commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Fund's total assets the same as owned securities.

Unless the holders of a majority of the outstanding shares (as defined in the section entitled "Voting rights" of the prospectus) of Special Income agree to a change, Special Income will not:

'Invest more than 5% of its total assets, at market value, in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

'Purchase securities of an issuer if the directors and officers of the fund, AEFC and IDS Life hold more than a certain percentage of the issuer's outstanding securities. The holdings of all officers and directors of the Fund, AEFC and IDS Life who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Fund will not purchase securities of that issuer.

'Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of the Fund's total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional portfolio securities at any time borrowing for temporary purposes exceeds 5%. The Fund has not borrowed in the past and has no present intention to borrow.

'Lend portfolio securities in excess of 30% of the Fund's net assets, at market value. The current policy of the Fund's board of directors is to make these loans, either long- or short-term, to broker-dealers. In making such loans the Fund gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board of directors. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. A loan will not be made unless the opportunity for additional income outweighs the risks. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities.

'Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sells restricted securities.

PAGE 46
'Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of a Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

'Purchase more than 10% of the outstanding voting securities of an issuer.

'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

'Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

Unless changed by the board of directors, the following policies apply to Special Income, Special Income will not:

'Buy on margin or sell short, except it may enter into interest rate futures contracts.

'Invest in a company to control or manage it.

'Invest in exploration or development programs, such as oil, gas or mineral programs.

'Invest more than 10% of its total assets in securities of investment companies.

'Invest more than 5% of its net assets in warrants. If required by law, no more than 2% of the fund's net assets may be invested in warrants not listed on an exchange.

'Invest more than 10% of the Fund's net assets in securities and derivative instruments that are illiquid. For purposes of this policy, illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, loans and loan participations, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the United States government or its agencies and instrumentalities, the investment manager, under

PAGE 47
guidelines established by the board of directors, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board of directors, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

Loans, loan participations and interests in securitized loan pools are interests in amounts owed by a corporate, governmental or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies or international agencies). Loans involve a risk of loss if the borrower defaults or becomes insolvent and may offer less legal protection to the fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lender or other financial intermediary.

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. The Fund may purchase short-term U.S. and Canadian government securities. The Fund may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's and S&P or the equivalent. The Fund may invest in bank obligations including negotiable certificates of deposit (CDs), non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to that Fund's limitations on foreign investments. The Fund may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial U.S. banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Fund's ability to liquidate the security involved could be impaired.

The Fund may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). A Fund does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Fund's custodian will maintain, in a segregated account, cash or liquid high-grade debt securities that are marked to market daily and are at least equal in value to the fund's commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the fund's total assets the same as owned securities.

PAGE 48
Unless the holders of a majority of the outstanding shares (as defined in the section entitled "Voting rights" of the prospectus) of Moneyshare agree to a change, Moneyshare will not:

'Invest more than 5% of its total assets, at market value, in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities.

'Buy on margin or sell short.

'Invest in a company to control or manage it.

'Purchase securities of an issuer if the directors and officers of the Fund, AEFC and IDS Life hold more than a certain percentage of the issuer's outstanding securities. The holdings of all officers and directors of the Fund, AEFC and IDS Life who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Fund will not purchase securities of that issuer.

'Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of the fund's total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional portfolio securities at any time borrowing for temporary purposes exceeds 5%. The Fund has not borrowed in the past and has no present intention to borrow.

'Lend portfolio securities in excess of 30% of the Fund's net assets, at market value. The current policy of the Fund's board of directors is to make these loans, either long- or short-term, to broker-dealers. In making such loans the Fund gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board of directors. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. A loan will not be made unless the opportunity for additional income outweighs the risks. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities.

'Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sells restricted securities.

'Invest in exploration or development programs, such as oil, gas or mineral programs.

PAGE 49
'Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

'Make cash loans. However, the Fund does make short-term investments which it may have an agreement with the seller to reacquire (See Appendix C).

'Invest in a investment company beyond 5% of its total assets taken at market and then only on the open market where the dealer's or sponsor's profit is limited to the regular commission. However, the Fund will not purchase or retain the securities of other open-end investment companies.

'Buy or sell real estate, commodities or commodity contracts.

'Intentionally invest more than 25% of the Fund's assets taken at market value in any particular industry, except with respect to investing in U.S. government or agency securities and bank obligations. Investments are varied according to what is judged advantageous under different economic conditions.

Unless changed by the board of directors, the following policies apply to Moneyshare, Moneyshare will not:

'Invest in securities that are not readily marketable (whether or not registration or the filing of a notification under the Securities Act of 1933, or the taking of similar action under other securities laws relating to the sale of securities is required).

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. The Fund may purchase short-term U.S. and Canadian government securities. The Fund may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's and S&P or the equivalent. The fund may invest in bank obligations including negotiable certificates of deposit (CDs), non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to that Fund's limitations on foreign investments. The Fund may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial U.S. banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Fund's ability to liquidate the security involved could be impaired. The security acquired by the Fund in a repurchase agreement can be any security the Fund can purchase directly and it may have a maturity of more than 13 months.

PAGE 50
The Fund may invest in commercial paper rated in the highest rating category by at least two nationally recognized statistical rating organizations (or by one, if only one rating is assigned) and in unrated paper determined by the board of directors to be of comparable quality. The Fund also may invest up to 5% of its assets in commercial paper receiving the second highest rating or in unrated paper determined to be of comparable quality.

Unless the holders of a majority of the outstanding shares (as defined in the section entitled "Voting rights" of the prospectus) of Managed agree to a change, Managed will not:

'Invest more than 5% of its total assets, at market value, in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

'Purchase securities of an issuer if the directors and officers of the Fund, AEFC and IDS Life hold more than a certain percentage of the issuer's outstanding securities. The holdings of all officers and directors of the Fund, AEFC and IDS Life who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Fund will not purchase securities of that issuer.

'Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of the Fund's total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional portfolio securities at any time borrowing for temporary purposes exceeds 5%. The Fund has not borrowed in the past and has no present intention to borrow.

'Lend portfolio securities in excess of 30% of the Fund's net assets, at market value. The current policy of the Fund's board of directors is to make these loans, either long- or short-term, to broker-dealers. In making such loans the Fund gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board of directors. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. A loan will not be made unless the opportunity for additional income outweighs the risks. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities.

'Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sells restricted securities.

PAGE 51
'Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of a Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

'Purchase more than 10% of the outstanding voting securities of an issuer.

'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

'Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

'Make a loan of any part of its assets to AEFC, to its directors and officers or to its own directors and officers.

'Issue senior securities, except to the extent that borrowing from banks, lending its securities, or entering into repurchase agreements or options or futures contracts may be deemed to constitute issuing a senior security.

Unless changed by the board of directors, the following policies apply to Managed, Managed will not:

'Buy on margin or sell short, except it may enter into stock index futures and interest rate futures contracts.

'Invest in a company to control or manage it.

'Invest more than 10% of its total assets in securities of investment companies.

'Invest more than 5% of its total assets in securities of domestic or foreign companies, including any predecessors, that have a record of less than three years continuous operations.

'Pledge or mortgage its assets beyond 15% of total assets. If the Fund were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this restriction, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.

'Invest more than 5% of its net assets in warrants. If required by law, no more than 2% of the Fund's net assets may be invested in warrants not listed on an exchange.

PAGE 52
'Invest in a company if its investments would result in the total holdings of all the funds in the IDS MUTUAL FUND GROUP being in excess of 15% of that company's issued shares.

'Invest more than 10% of the Fund's net assets in securities and derivative instruments that are illiquid. For purposes of this policy, illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, loans and loan participations, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the United States government or its agencies and instrumentalities, the investment manager, under guidelines established by the board of directors, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board of directors, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

Loans, loan participations and interests in securitized loan pools are interests in amounts owed by a corporate, governmental or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies or international agencies). Loans involve a risk of loss if the borrower defaults or becomes insolvent and may offer less legal protection to the fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lender or other financial intermediary.

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. The Fund may purchase short-term U.S. and Canadian government securities. The Fund may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's and S&P or the equivalent. The Fund may invest in bank obligations including negotiable certificates of deposit (CDs), non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities

PAGE 53
will be subject to that Fund's limitations on foreign investments. The Fund may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial U.S. banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Fund's ability to liquidate the security involved could be impaired.

The Fund may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). A Fund does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Fund's custodian will maintain, in a segregated account, cash or liquid high-grade debt securities that are marked to market daily and are at least equal in value to the Fund's commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Fund's total assets the same as owned securities.

For a discussion on corporate bond ratings and additional information on investment policies, see Appendix A. For a discussion on foreign currency transactions, see Appendix B. For a discussion on money market securities, see Appendix C. For a discussion on options and stock index futures contracts, see
Appendix D. For a discussion on options and interest rate futures contracts, see Appendix E. For a discussion on dollar-cost averaging, see Appendix F.

PORTFOLIO TRANSACTIONS

Subject to policies set by the board of directors, AEFC, IDS International, Inc. (International) and IDS Life are authorized to determine, consistent with the Funds' investment goals and policies, which securities will be purchased, held or sold. In determining where buy and sell orders are to be placed, AEFC, International and IDS Life have been directed to use their best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board of directors. IDS Life intends to direct AEFC and International to execute trades and negotiate commissions on its behalf. These services are covered by the Investment Advisory Agreement between AEFC and IDS Life and the Sub-Investment Advisory Agreement between AEFC and International. When AEFC and International act on IDS Life's behalf for the Funds, they follow the rules described here for IDS Life.

On occasion, it may be desirable for Capital Resource, International Equity, Aggressive Growth, Special Income or Managed Funds to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The boards of directors have adopted a policy authorizing IDS Life to do so to the extent authorized by law, if IDS Life determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services

PAGE 54
provided by a broker or dealer, viewed either in the light of that transaction or IDS Life's, AEFC's or International's overall responsibilities to the funds in the IDS MUTUAL FUND GROUP.

Research provided by brokers supplements AEFC's and International's own research activities. Research services include economic data on, and analysis of: the U.S. economy and specific industries within the economy; information about specific companies, including earning estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which includes the research, portfolio management and trading functions and such other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, IDS Life must follow procedures authorized by the board of directors. To date, three procedures have been authorized. One procedure permits IDS Life to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits IDS Life, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in the security. The commission paid generally includes compensation for research services. The third procedure permits IDS Life, in order to obtain research and brokerage services, to cause each fund to pay a commission in excess of the amount another broker might have charged.

IDS Life has advised the Funds that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as: handling of large orders; willingness of a broker to risk its own money by taking a position in a security; and specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but IDS Life believes it may obtain better overall execution. IDS Life has assured the Funds that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions shall be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if, in the professional opinion of the person responsible

PAGE 55
for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by IDS Life, AEFC and International in providing advice to all the funds in the IDS MUTUAL FUND GROUP and other accounts advised by IDS Life, AEFC and International, even though it is not possible to relate the benefits to any particular fund or account.

Normally, the securities of Special Income and Moneyshare Funds are traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions.
Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

Each investment decision made for each fund is made independently from any decision made for another fund in the IDS MUTUAL FUND
GROUP or other account advised by AEFC or any AEFC subsidiary.

When a fund buys or sells the same security as another fund or account, AEFC or International carries out the purchase or sale in a way the fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by a fund, the fund hopes to gain an overall advantage in execution. AEFC and International have assured the Funds they will continue to seek ways to reduce brokerage costs.

On a periodic basis, AEFC and International make a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.

The Funds have paid the following brokerage commissions:

  Fiscal year ended      Capital      International    Aggressive    Special
  Aug. 31,               Resource        Equity          Growth      Income      Managed
  1993                    2,957,827       820,299       225,254       14,954    1,487,314

  1994                    5,296,360     3,039,515       756,105       19,938    2,543,362

  1995                    7,692,690     2,466,949     2,171,645       34,918    3,072,774

Transactions amounting to $238,069,000, $447,000 $16,231,000 and
$42,271,000 with related commissions of $235,915, $1,076 $58,533 and $75,531 were directed to brokers by Capital Resource, International Equity, Aggressive Growth and Managed Funds, respectively, because of research services received for the fiscal year ended Aug. 31, 1995.

Capital Resource Fund's acquisition during the fiscal year ended
Aug. 31, 1995, of securities of its regular brokers or dealers or of the parents of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities is presented below:

                                     Value of Securities
                                      Owned at End of
Name of Issuer                           Fiscal Year
Goldman Sachs                           $   998,252
First Chicago                            32,093,050

Aggressive Growth Fund's acquisition during the fiscal year ended
Aug. 31, 1995, of securities of its regular brokers or dealers or of the parents of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities is presented below:

                                     Value of Securities
                                      Owned at End of
Name of Issuer                           Fiscal Year
Goldman Sachs                           $7,786,367
Salomon Brothers                         6,140,000
Merrill Lynch                            2,472,422

Special Income Fund's acquisition during the fiscal year ended
Aug. 31, 1995, of securities of its regular brokers or dealers or of the parents of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities is presented below:

                                     Value of Securities
                                      Owned at End of
Name of Issuer                           Fiscal Year
First Chicago                           $2,571,250
BankAmerica                              7,769,925
Salomon Brothers                         4,983,888

Moneyshare Fund's acquisition during the fiscal year ended
Aug. 31, 1995, of securities of its regular brokers or dealers or of the parents of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities is presented below:

                                     Value of Securities
                                      Owned at End of
Name of Issuer                           Fiscal Year
Goldman Sachs                           $7,956,074
Merrill Lynch                            5,769,581

Managed Fund's acquisition during the fiscal year ended Aug. 31, 1995, of securities of its regular brokers or dealers or of the parents of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities is presented below:

                                     Value of Securities
                                      Owned at End of
Name of Issuer                           Fiscal Year
BankAmerica                             $14,125,000
First Chicago                            25,350,000
Goldman Sachs                             3,693,533
Salomon Brothers                         10,329,092

Aggressive Growth Fund did not acquire securities of its regular brokers or dealers or of the parents of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities during the fiscal year ended Aug. 31, 1995.

Because certain groups of bonds have different yields, Special Income Fund may do some short-term trading. As a result, the portfolio turnover rate may be greater than 100% annually which may be higher than the rate of other funds with similar goals. A turnover rate of 100% would occur, for example, if all the securities in the Fund's portfolio were replaced in the period of one year. The Fund's turnover rate was 57% in fiscal year ended Aug. 31, 1994 and 56% in fiscal year ended Aug. 31, 1995.

The portfolio turnover rate for Capital Resource Fund was 85% in fiscal year ended Aug. 31, 1994 and 88% in fiscal year ended Aug. 31, 1995. The portfolio turnover rate for Managed Fund was 79% in fiscal year ended Aug. 31, 1994 and 72% in fiscal year ended Aug. 31, 1995.

The portfolio turnover rate for International Equity Fund was 51% in fiscal year ended Aug. 31, 1994 and 38% in fiscal year ended Aug. 31, 1995. The portfolio turnover rate for Aggressive Growth Fund was 59% in fiscal year ended Aug. 31, 1994 and 116% in fiscal year ended Aug. 31, 1995.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH IDS LIFE

Affiliates of American Express Company (American Express) (of which IDS Life is a wholly owned indirect subsidiary) may engage in brokerage and other securities transactions on behalf of Capital Resource, International Equity, Aggressive Growth, Special Income and Managed Funds in accordance with procedures adopted by the Funds' boards of directors and to the extent consistent with applicable provisions of the federal securities laws. IDS Life will use an American Express affiliate only if (i) IDS Life determines that a fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and
(ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

AEFC may direct brokerage to compensate an affiliate. AEFC will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. AEFC owns 100%

PAGE 58
of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to AEFC and in turn American Express Financial Corporation will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.

No brokerage commissions were paid by Moneyshare Fund to brokers affiliated with IDS Life for the fiscal year ended Aug. 31, 1995.

Information about brokerage commissions paid by Capital Resource
Fund for the last three fiscal years to brokers affiliated with IDS Life is contained in the following table:

                            For the Fiscal Year Ended Aug. 31,

                                                      1995                            1994            1993
                                Aggregate                   Percent of             Aggregate       Aggregate
                                Dollar                      Aggregate Dollar       Dollar          Dollar
                                Amount of     Percent of    Amount of              Amount of       Amount of
                  Nature        Commissions   Aggregate     Transactions           Commissions     Commissions
                  of            Paid to       Brokerage     Involving Payment      Paid to         Paid to
  Broker          Affiliation   Broker        Commissions   of Commissions         Broker          Broker
  Lehman             (1)        None               --%             --%             $ 71,398        $ 79,780
  Brothers,
  Inc.

  The Robinson       (2)        None               --              --                 6,300           None
  Humphrey
  Company, Inc.

  American           (3)        $829,258        10.78           17.30               412,316         245,330
  Enterprise
  Investment
  Services, Inc.

(1) Under common control with AEFC as a subsidiary of American
Express until May 31, 1994.
(2) Under common control with AEFC as an indirect subsidiary of American Express until July 30, 1993.
(3) Wholly owned subsidiary of AEFC.

Information about brokerage commissions paid by International
Equity Fund during the last three fiscal periods to brokers affiliated with IDS Life is contained in the following table:

                           For the Fiscal Period Ended Aug. 31,

                                                      1995                            1994            1993
                                Aggregate                   Percent of             Aggregate       Aggregate
                                Dollar                      Aggregate Dollar       Dollar          Dollar
                                Amount of     Percent of    Amount of              Amount of       Amount of
                  Nature        Commissions   Aggregate     Transactions           Commissions     Commissions
                  of            Paid to       Brokerage     Involving Payment      Paid to         Paid to
  Broker          Affiliation   Broker        Commissions   of Commissions         Broker          Broker
  American           (1)         None              --%             --%             $4,372           None
  Enterprise
  Investment
  Services, Inc.

(1) Wholly owned subsidiary of AEFC.
PAGE 59
Information about brokerage commissions paid by Aggressive Growth
Fund for the last three fiscal periods to brokers affiliated with IDS Life is contained in the following table:

                           For the Fiscal Period Ended Aug. 31,

                                                      1995                            1994            1993
                                Aggregate                   Percent of             Aggregate       Aggregate
                                Dollar                      Aggregate Dollar       Dollar          Dollar
                                Amount of     Percent of    Amount of              Amount of       Amount of
                  Nature        Commissions   Aggregate     Transactions           Commissions     Commissions
                  of            Paid to       Brokerage     Involving Payment      Paid to         Paid to
  Broker          Affiliation   Broker        Commissions   of Commissions         Broker          Broker
  Lehman             (1)        None               --%             --%             $15,342         $ 7,748
  Brothers,
  Inc.

  The Robinson       (2)        None               --              --                3,150            None
  Humphrey
  Company, Inc.

  American           (3)        $222,443        10.24           15.96               41,833          30,150
  Enterprise
  Investment
  Services, Inc.

(1) Under common control with AEFC as a subsidiary of American
Express until May 31, 1994.
(2) Under common control with AEFC as an indirect subsidiary of American Express until July 30, 1993.
(3) Wholly owned subsidiary of AEFC.

Information about brokerage commissions paid by Special Income Fund during the last three fiscal years to brokers affiliated with IDS
Life is contained in the following table:

                            For the Fiscal Year Ended Aug. 31,

                                                      1995                            1994            1993
                                Aggregate                   Percent of             Aggregate       Aggregate
                                Dollar                      Aggregate Dollar       Dollar          Dollar
                                Amount of     Percent of    Amount of              Amount of       Amount of
                  Nature        Commissions   Aggregate     Transactions           Commissions     Commissions
                  of            Paid to       Brokerage     Involving Payment      Paid to         Paid to
  Broker          Affiliation   Broker        Commissions   of Commissions         Broker          Broker
  American           (1)         None              --%             --%             $666             None
  Enterprise
  Investment
  Services, Inc.

(1) Wholly owned subsidiary of AEFC.

Information about brokerage commissions paid by Managed Fund during the last three fiscal years to brokers affiliated with IDS Life is contained in the following table:

                            For the Fiscal Year Ended Aug. 31,

                                                      1995                            1994            1993
                                Aggregate                   Percent of             Aggregate       Aggregate
                                Dollar                      Aggregate Dollar       Dollar          Dollar
                                Amount of     Percent of    Amount of              Amount of       Amount of
                  Nature        Commissions   Aggregate     Transactions           Commissions     Commissions
                  of            Paid to       Brokerage     Involving Payment      Paid to         Paid to
  Broker          Affiliation   Broker        Commissions   of Commissions         Broker          Broker
  Lehman             (1)        None               --%             --%             $ 86,076        $ 48,467
  Brothers,
  Inc.

  The Robinson       (2)        None               --              --                24,338           None
  Humphrey
  Company, Inc.

  American           (3)        131,456          4.28            9.01               127,304         177,107
  Enterprise
  Investment
  Services, Inc.

(1) Under common control with AEFC as a subsidiary of American
Express until May 31, 1994.
(2) Under common control with AEFC as an indirect subsidiary of American Express until July 30, 1993.
(3) Wholly owned subsidiary of AEFC.

PERFORMANCE INFORMATION

Each Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations used by a fund are based on standardized methods of computing performance as required by the SEC. An explanation of these and any other methods used by each Fund to compute performance follows below.

Average annual total return

Each Fund may calculate average annual total return for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1+T)n = ERV

where:      P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

Each Fund may calculate aggregate total return for certain periods representing the cumulative change in the value of an investment in a fund over a specified period of time according to the following formula:

PAGE 61
                             ERV - P
                                P

where:  P  =  a hypothetical initial payment of $1,000
      ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Annualized yield and Distribution yield

Special Income Fund may calculate an annualized yield by dividing the net investment income per share deemed earned during a 31-day period by the public offering price per share (including the maximum sales charge) on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                              Yield = 2[(a-b + 1)6 - 1]
                                         cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)
            c = the average daily number of shares outstanding
                during the period that were entitled to receive dividends
            d = the maximum offering price per share on the last
                day of the period

The Fund's annualized yield was 8.48% for the 31-day period ended
Aug. 31, 1995.

The Fund's yield, calculated as described above according to the formula prescribed by the SEC, is a hypothetical return based on market value yield to maturity for the Fund's securities. It is not necessarily indicative of the amount which was or may be paid to the contract owners. Actual amounts paid to contract owners are reflected in the distribution yield.

Distribution yield is calculated according to the following formula:

                        D   x   F   =  DY
                       NAV      31

where:    D  =  sum of dividends for 31 day period
        NAV  =  beginning of period net asset value
          F  =  annualizing factor
         DY  =  distribution yield

The Fund's distribution yield was 7.71% for the 31-day period ended
Aug. 31, 1995.

PAGE 62
Moneyshare Fund calculates annualized simple and compound yields based on a seven-day period.

The simple yield is calculated by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of the seven-day period, dividing the net change in account value by the value of the account at the beginning of the period to obtain the return for the period, and multiplying that return by 365/7 to obtain an annualized figure. The value of the hypothetical account includes the amount of any declared dividends, the value of any shares purchased with any dividend paid during the period and any dividends declared for such shares. The Fund's yield does not include any realized or unrealized gains or losses.

Moneyshare Fund calculates its compound yield according to the following formula:

Compound Yield = (return for seven day period + 1) 365/7 - 1

Moneyshare Fund's simple annualized yield was 5.06% and its compound yield was 5.19% for the seven days ended Aug. 31, 1995, the last business day of the Fund's fiscal year. The Fund's simple yield was 5.25% and the compound yield was 5.39% for the seven days ended Sept. 30, 1995.

Yield, or rate of return, on Moneyshare Fund shares may fluctuate daily and does not provide a basis for determining future yields. However, it may be used as one element in assessing how the Fund is meeting its goal. When comparing an investment in the Fund with savings accounts and similar investment alternatives, you must consider that such alternatives often provide an agreed to or guaranteed fixed yield for a stated period of time, whereas the fund's yield fluctuates. In comparing the yield of one money market fund to another, you should consider each fund's investment policies, including the types of investments permitted.

REMEMBER THAT THESE YIELDS ARE THE RETURN TO THE SHAREHOLDER (THE
VARIABLE ACCOUNTS), NOT TO THE VARIABLE ANNUITY CONTRACT OWNER.
SEE YOUR ANNUITY PROSPECTUS FOR A DISCUSSION OF THE DIFFERENCES.

In sales material and other communications, the Funds may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

PAGE 63
VALUING EACH FUND'S SHARES

On Aug. 31, 1995, the computation of the value of an individual share looked like this:

Capital Resource Fund

                                                 Net asset value
     Net assets            Shares outstanding    of one share
$3,844,714,112      divided by  157,440,979    =   $24.42

International Equity Fund
                                                 Net asset value
     Net assets            Shares outstanding    of one share
$1,441,877,605      divided by  114,884,903    =   $12.55

Aggressive Growth Fund

     Net assets            Shares outstanding    of one share
$1,411,892,608      divided by   97,796,581    =   $14.44

Special Income Fund
                                                 Net asset value
     Net assets            Shares outstanding    of one share
$1,703,199,284      divided by  147,091,617    =   $11.58

Managed Fund
                                                 Net asset value
     Net assets            Shares outstanding    of one share
$3,044,216,656      divided by  205,056,931    =   $14.85

Capital Resource, International Equity, Aggressive Growth, Special Income and Managed Funds' portfolio securities are valued as follows as of the close of business of the New York Stock Exchange:

'Securities, except bonds other than convertibles, traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

'Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and if none exists, to the over-the-counter market.

'Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

'Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System, are valued at the mean of the closing bid and asked prices.

PAGE 64
'Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

'Foreign securities traded outside the United States are generally valued as of the time their trading is complete which is usually different from the close of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of a fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the funds' boards of directors.

'Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

'Securities without a readily available market price, bonds other than convertibles and other assets are valued at fair value as determined in good faith by the boards of directors. The boards of directors are responsible for selecting methods they believe provide fair value. When possible, bonds are valued by a pricing service independent from a fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

Moneyshare Fund intends to use its best efforts to maintain a constant net asset value of $1 per share although there is no assurance it will be able to do so. Accordingly, the Fund uses the amortized cost method in valuing its portfolio.

Short-term securities maturing in 60 days or less are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. It does not take into consideration unrealized capital gains or losses. All of the securities in the Fund's portfolio will be valued at their amortized cost.

PAGE 65
In addition, Moneyshare Fund must abide by certain conditions. It must only invest in securities of high quality which present minimal credit risks as determined by the board of directors. This means that the rated commercial paper in the Fund's portfolio will be issues that have been rated in the highest rating category by at least two nationally recognized statistical rating organizations (or by one if only one rating is assigned) and in unrated paper determined by the Fund's board of directors to be comparable. The fund must also purchase securities with original or remaining maturities of 13 months or less, and maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, the board of directors must establish procedures designed to stabilize the Fund's price per share for purposes of sales and redemptions at $1 to the extent that it is reasonably possible to do so. These procedures include review of the Fund's portfolio securities by the Board, at intervals deemed appropriate by it, to determine whether the Fund's net asset value per share computed by using the available market quotations deviates from a share value of $1 as computed using the amortized cost method. The board must consider any deviation that appears, and if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the board determines that a deviation exists that may result in a material dilution of the holdings of the Separate Accounts or investors, or in other unfair consequences for such people, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions in kind, and selling portfolio securities before maturity in order to realize capital gain or loss or to shorten average portfolio maturity.

In other words, while the amortized cost method provides certainty and consistency in portfolio valuation, it may, from time to time, result in valuations of portfolio securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates, the yield on Moneyshare Fund's shares may be higher than if valuations of portfolio securities were made based on actual market prices and estimates of market prices. Accordingly, if use of the amortized cost method were to result in a lower portfolio value at a given time, a prospective investor in the Fund would be able to obtain a somewhat higher yield than if portfolio valuation were based on actual market values. The Variable Accounts, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

The New York Stock Exchange, AEFC, IDS Life and the Funds will be closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day.

INVESTING IN THE FUNDS

You cannot buy shares of the Funds directly. The only way you can invest in the Funds at the current time is by buying an annuity contract and directing the allocation of part or all of your net

PAGE 66
purchase payment to the variable accounts, which will invest in shares of Capital Resource, International Equity, Aggressive Growth, Special Income, Moneyshare or Managed Funds. Please read the Funds' prospectus along with your annuity prospectus for further information.

Sales Charges and Surrender or Withdrawal Charges

The Funds do not assess sales charges, either when they sell or when they redeem securities. The surrender or withdrawal charges that may be assessed under your annuity contract are described in your annuity prospectus, as are the other charges that apply to your annuity contract and to the variable accounts.

REDEEMING SHARES

The Funds will redeem any shares presented by a shareholder
(Variable Account) for redemption. The Variable Accounts' policies on when or whether to buy or redeem fund shares are described in your annuity prospectus.

During an emergency, the boards of directors can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Funds to redeem shares for more than 7 days. Such emergency situations would occur if:

'The New York Stock Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted,

'Disposal of a Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

'The Securities and Exchange Commission, under the provisions of the Investment Company Act of 1940, as amended, declares a period of emergency to exist.

Should a Fund stop selling shares, the directors may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all contract owners.

CAPITAL LOSS CARRYOVER

For federal income tax purposes, International Equity Fund, Aggressive Growth Fund, Special Income Fund and Managed Fund had capital loss carryover at Aug. 31, 1995 of $11,050,244, $29,350,034, $20,031,747 and $47,700,266, respectively, which, if not offset by subsequent capital gains, will expire in 2000 through 2004. It is unlikely the board of directors will authorize a distribution of any net realized capital gain for these Funds until the capital loss carryover has been offset or expires except as required by IRS rules.

PAGE 67
TAXES

International Equity Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or if 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

AGREEMENTS WITH IDS LIFE AND AMERICAN EXPRESS FINANCIAL CORPORATION

Investment Management Services Agreement

Each Fund has an Investment Management Services Agreement with IDS Life. The Funds have retained IDS Life to, among other things, counsel and advise the Funds and their directors in connection with the formulation of investment programs designed to accomplish the Funds' investment objectives, and to determine, consistent with the Funds' investment objectives and policies, which securities in IDS Life's discretion shall be purchased, held or sold, subject always to the direction and control of the boards of directors. The Funds do not maintain their own research departments or record-keeping services. These services are provided by IDS Life under the Investment Management Services Agreement.

The Agreement provides that, in addition to paying its own management fee, brokerage costs and certain taxes, each Fund pays
IDS Life an amount equal to the cost of certain expenses incurred and paid by IDS Life in connection with the Fund's operations.

For its services, IDS Life is paid a fee based on the following schedules:

Capital Resource

  assets                 Annual rate at
(billions)              each asset level
First $1                     0.630%
Next  $1                     0.615
Next  $1                     0.600
Next  $3                     0.585
Over  $6                     0.570

International Equity

  assets                 Annual rate at
(billions)              each asset level
First $0.25                  0.870%
Next  $0.25                  0.855
Next  $0.25                  0.840
Next  $0.25                  0.825
Next  $1                     0.810
Over  $2                     0.795

PAGE 68
Aggressive Growth

  assets                 Annual rate at
(billions)              each asset level
First $0.25                  0.650%
Next  $0.25                  0.635
Next  $0.25                  0.620
Next  $0.25                  0.605
Next  $1                     0.590
Over  $2                     0.575

Special Income

  assets                 Annual rate at
(billions)              each asset level
First $1                     0.610%
Next  $1                     0.595
Next  $1                     0.580
Next  $3                     0.565
Next  $3                     0.550
Over  $9                     0.535

Moneyshare

  assets                 Annual rate at
(billions)              each asset level
First $1                     0.510%
Next  $0.5                   0.493
Next  $0.5                   0.475
Next  $0.5                   0.458
Over  $2.5                   0.440

Managed

  assets                 Annual rate at
(billions)              each asset level
First $0.5                   0.630%
Next  $0.5                   0.615
Next  $1                     0.600
Next  $1                     0.585
Next  $3                     0.570
Over  $6                     0.550

On Aug. 31, 1995, the daily rate applied to the Fund's assets on an annual basis, was 0.608% for Capital Resource, 0.836% for International Equity, 0.617% for Aggressive Growth, 0.604% for Special Income, 0.510% for Moneyshare and 0.602% for Managed. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

The management fee is paid monthly. Under the prior and current agreements, the total amount paid for Capital Resource was $20,450,401 for the fiscal year ended August 31, 1995, $16,497,309 for fiscal year 1994, and $13,224,140 for fiscal year 1993.

Under the prior and current agreements, the total amount paid for International Equity was $10,869,439 for the fiscal year ended
August 31, 1995, $6,212,919 for fiscal year 1994, and $1,032,456 for fiscal year 1993.

Under the prior and current agreements, the total amount paid for Aggressive Growth was $6,579,414 for the fiscal year ended August
31, 1995, $3,298,361 for fiscal year 1994, and $1,091,156 for fiscal year 1993.

Under the prior and current agreements, the total amount paid for Special Income was $9,542,823 for the fiscal year ended August 31, 1995, $10,547,321 for fiscal year 1994, and $8,479,379 for fiscal year 1993.

Under the prior and current agreements, the total amount paid for Moneyshare was $1,041,050 for the fiscal year ended August 31, 1995, $936,246 for fiscal year 1994, and $1,141,272 for fiscal year 1993.

Under the prior and current agreements, the total amount paid for Managed was $16,720,930 for the fiscal year ended August 31, 1995, $14,142,061 for fiscal year 1994, and $5,471,820 for fiscal year
1993.

Under the current Agreement, the expenses of IDS Life that each Fund has agreed to reimburse are: taxes, brokerage commissions, custodian fees and expenses, audit expenses, cost of items sent to contract owners, postage, fees and expenses paid to directors who are not officers or employees of IDS Life or AEFC fees and expenses of attorneys, costs of fidelity and surety bonds, SEC registration fees, expenses of preparing prospectuses and of printing and distributing prospectuses to existing contract owners, losses due to theft or other wrong doing or due to liabilities not covered by bond or agreement, expenses incurred in connection with lending portfolio securities of the funds and expenses properly payable by the funds, approved by the boards of directors. All other expenses are borne by IDS Life.

Under a current and prior agreement:

Capital Resource paid nonadvisory expenses of $1,289,211 for the fiscal year ended August 31, 1995, $898,844 for fiscal year 1994, and $570,424 for fiscal year 1993;

International Equity paid nonadvisory expenses of $1,758,233 for the fiscal year ended August 31, 1995, $653,810 for fiscal year
1994, and $236,716 for fiscal year 1993;

Aggressive Growth paid nonadvisory expenses of $397,865 for the fiscal year ended August 31, 1995, $228,325 for fiscal year 1994, and $165,191 for fiscal year 1993;

Special Income paid nonadvisory expenses of $527,883 for the fiscal year ended August 31, 1995, $452,235 for fiscal year 1994, and $451,014 for fiscal year 1993;

Moneyshare paid nonadvisory expenses of $68,790 for the fiscal year ended August 31, 1995, $49,909 for fiscal year 1994, and $124,855 for fiscal year 1993; and

Managed paid nonadvisory expenses of $1,006,486 for the fiscal year ended August 31, 1995, $737,946 for fiscal year 1994, and $530,656 for fiscal year 1993.

Administrative Services Agreement

The Funds have an Administrative Services Agreement with AEFC.
Under this agreement, the Funds pay AEFC for providing administration and accounting services. The fee is calculated as follows:

Capital Resource

  Assets                 Annual rate at
(billions)              each asset level
First $1                     0.050%
Next  $1                     0.045
Next  $1                     0.040
Next  $3                     0.035
Over  $6                     0.030

International Equity

  Assets                 Annual rate at
(billions)              each asset level
First $0.25                  0.060%
Next  $0.25                  0.055
Next  $0.25                  0.050
Next  $0.25                  0.045
Next  $1                     0.040
Over  $2                     0.035

Aggressive Growth

  Assets                 Annual rate at
(billions)              each asset level
First $0.25                  0.060%
Next  $0.25                  0.055
Next  $0.25                  0.050
Next  $0.25                  0.045
Next  $1                     0.040
Over  $2                     0.035

PAGE 71
Special Income

  Assets                 Annual rate at
(billions)              each asset level
First $1                     0.050%
Next  $1                     0.045
Next  $1                     0.040
Next  $3                     0.035
Next  $3                     0.030
Over  $9                     0.025

Moneyshare

  Assets                 Annual rate at
(billions)              each asset level
First $1                     0.030%
Next  $0.5                   0.027
Next  $0.5                   0.025
Next  $0.5                   0.022
Over  $2.5                   0.020

Managed

  Assets                 Annual rate at
(billions)              each asset level
First $0.5                   0.040%
Next  $0.5                   0.035
Next  $1                     0.030
Next  $1                     0.025
Next  $3                     0.020
Over  $6                     0.020

On Aug. 31, 1995, the daily rate applied to Capital Resource was equal to 0.043% on an annual basis.

On Aug. 31, 1995, the daily rate applied to International Equity was equal to 0.049% on an annual basis.

On Aug. 31, 1995, the daily rate applied to Aggressive Growth was equal to 0.049% on an annual basis.

On Aug. 31, 1995, the daily rate applied to Special Income was equal to 0.048% on an annual basis.

On Aug. 31, 1995, the daily rate applied to Moneyshare was equal to 0.030% on an annual basis.

On Aug. 31, 1995, the daily rate applied to Managed was equal to 0.031% on an annual basis.

Investment Advisory Agreements

IDS Life and AEFC have an Investment Advisory Agreement under which AEFC executes purchases and sales and negotiates brokerage as directed by IDS Life. For its services, IDS Life pays AEFC a fee

PAGE 72
based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.50% for International Equity Fund and 0.25% for each remaining fund.

AEFC has a Sub-Investment Advisory Agreement with IDS
International, Inc. under which AEFC pays IDS International, Inc. a fee equal on an annual basis to 0.50% of International Equity
Fund's daily net assets for providing investment advice for the Fund.

For the fiscal year ended Aug. 31, 1993, IDS Life paid AEFC
$5,025,362 for its services in connection with Capital Resource
Fund. For fiscal year 1994, the amount was $6,382,698 and for fiscal year 1995 it was $8,118,175.

For the fiscal period ended Aug. 31, 1993, IDS Life paid AEFC
$569,659 for its services in connection with Internatinal Equity
Fund. For fiscal year 1994, the amount was $3,468,822 and for fiscal year 1995 it was $4,947,617.

For the fiscal period ended Aug. 31, 1993, IDS Life paid AEFC
$415,541 for its services in connection with Aggressive Growth
Fund. For fiscal year 1994, the amount was $1,276,540 and for fiscal year 1995 it was $2,589,057.

For the fiscal year ended Aug. 31, 1993, IDS Life paid AEFC
$3,222,653 for its services in connection with Special Income Fund. For fiscal year 1994, the amount was $4,080,208 and for fiscal year 1995 it was $3,806,813.

For the fiscal year ended Aug. 31, 1993, IDS Life paid AEFC
$879,494 for its services in connection with Moneyshare Fund. For fiscal year 1994, the amount was $433,482 and for fiscal year 1995 it was $494,845.

For the fiscal year end Aug. 31, 1993, IDS Life paid AEFC
$3,669,394 for its services in connection with Managed Fund. For fiscal year 1994, the amount was $5,471,820 and for fiscal year
1995 it was $6,674,716.

Information concerning other funds advised by IDS Life or AEFC is contained in the prospectus.

DIRECTORS AND OFFICERS

The following is a list of the Fund's directors who also are directors of all other funds in the IDS MUTUAL FUND GROUP. All shares have cumulative voting rights when voting on the election of directors.

PAGE 73
Lynne V. Cheney+'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc.,
Lockheed-Martin and the Interpublic Group of Companies, Inc.
(advertising).

Robert F. Froehlke+
Born in 1922.
1201 Yale Place
Minneapolis, MN

Former president of all funds in the IDS MUTUAL FUND GROUP. Director, the ICI Mutual Insurance Co., Institute for Defense Analyses, Marshall Erdman and Associates, Inc. (architectual engineering) and Public Oversight Board of the American Institute of Certified Public Accountants.

David R. Hubers**
Born in 1943.
2900 IDS Tower
Minneapolis, MN

President, chief executive officer and director of AEFC.
Previously, senior vice president, finance and chief financial officer of AEFC.

Heinz F. Hutter+
Born in 1929.
P.O. Box 5724
Minneapolis, MN

President and chief operating officer, Cargill, Incorporated
(commodity merchants and processors) from February 1991 to September 1994. Executive vice president from 1981 to February
1991.

Anne P. Jones+
Born in 1935.
5716 Bent Branch Rd.
Bethesda, MD

Attorney and telecommunications consultant. Former partner, law firm of Sutherland, Asbill & Brennan. Director, Motorola, Inc. and C-Cor Electronics, Inc.

PAGE 74
Donald M. Kendall'
Born in 1921.
PepsiCo, Inc.
Purchase, NY

Former chairman and chief executive officer, PepsiCo, Inc.

Melvin R. Laird+
Born in 1922.
Reader's Digest Association, Inc.
1730 Rhode Island Ave., N.W.
Washington, D.C.

Senior counsellor for national and international affairs, The Reader's Digest Association, Inc. Chairman of the board, COMSAT Corporation, former nine-term congressman, secretary of defense and presidential counsellor. Director, Martin Marietta Corp., Metropolitan Life Insurance Co., The Reader's Digest Association, Inc., Science Applications International Corp., Wallace Reader's Digest Funds and Public Oversight Board (SEC Practice Section, American Institute of Certified Public Accountants).

Lewis W. Lehr'
Born in 1921.
3050 Minnesota World Trade Center
30 E. Seventh St.
St. Paul, MN

Former chairman of the board and chief executive officer, Minnesota Mining and Manufacturing Company (3M). Director, Jack Eckerd
Corporation (drugstores).  Advisory Director, Peregrine Inc.
(microelectronics).

James A. Mitchell**
Born in 1941.
2900 IDS Tower
Minneapolis, MN

Executive Vice President, AEFC. Director, chairman of the board and chief executive officer, IDS Life.

William R. Pearce+*
Born in 1927.
901 S. Marquette Ave.
Minneapolis, MN

President of all funds in the IDS MUTUAL FUND GROUP since June
1993.  Former vice chairman of the board, Cargill, Incorporated
(commodity merchants and processors).

PAGE 75
Edson W. Spencer
Born in 1926.
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Chairman of the board, Mayo Foundation (healthcare). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products) and CBS Inc. Member of International Advisory Councils, Robert Bosch (Germany) and NEC (Japan).

John R. Thomas**
Born in 1937.
2900 IDS Tower
Minneapolis, MN

Senior vice president and director of AEFC.

Wheelock Whitney+
Born in 1926.
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

C. Angus Wurtele
Born in 1934.
1101 S. 3rd St.
Minneapolis, MN

Chairman of the board and chief executive officer, The Valspar
Corporation (paints).  Director, Bemis Corporation (packaging),
Donaldson Company (air cleaners & mufflers) and General Mills, Inc. (consumer foods).

+ Member of executive committee.
' Member of joint audit committee.
* Interested person by reason of being an officer and employee of the fund.
**Interested person by reason of being an officer, director, employee and/or shareholder of AEFC or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.

PAGE 76
OFFICERS WHO ALSO ARE OFFICERS AND/OR EMPLOYEES OF AEFC

Peter J. Anderson
Born in 1942.
IDS Tower 10
Minneapolis, MN

Vice president-investments of all funds in the IDS MUTUAL FUND
GROUP.  Director and senior vice president-investments of AEFC.

Melinda S. Urion
Born in 1953.
IDS Tower 10
Minneapolis, MN

Treasurer of all funds in the IDS MUTUAL FUND GROUP. Vice president and corporate controller of AEFC. Director and executive vice president and controller of IDS Life Insurance Company.

Besides Mr. Pearce, who is president, the fund's other officer is:

Leslie L. Ogg
Born in 1938.
901 S. Marquette Ave.
Minneapolis, MN

Vice president, general counsel and secretary of all funds in the IDS MUTUAL FUND GROUP.

During the fiscal year that ended August 31, 1995, the members of the board, for attending up to 30 meetings, received the following compensation, in total, from all funds in the IDS MUTUAL FUND
GROUP.

Life Capital Resource

                                     Board compensation

                    Aggregate       Retirement      Estimated     Total Cash
                    compensation    benefits        annual        compensation
                    from the        accrued as      benefit on    from the IDS
Board member        fund            fund expenses   retirement    MUTUAL FUND GROUP
Lynne V. Cheney     $3,834          $  935          $1,875        $70,000
Robert F. Froehlke   3,898           3,718           1,875         72,600
Heinz F. Hutter      3,471             598             906         61,300
(Part of Year)
Anne P. Jones        3,860             953           1,875         71,000
Donald M. Kendall    3,759           8,161           1,875         67,000
Melvin R. Laird      3,859           3,620           1,875         71,000
Lewis W. Lehr        3,840           5,552           1,828         70,200
Edson W. Spencer     3,920           2,684           1,000         73,600
Wheelock Whitney     3,848           1,935           1,875         70,600
C. Angus Wurtele     3,464             584           1,859         61,000
(Part of Year)

PAGE 77
Life International Equity

                                     Board compensation

                    Aggregate       Retirement      Estimated     Total Cash
                    compensation    benefits        annual        compensation
                    from the        accrued as      benefit on    from the IDS
Board member        fund            fund expenses   retirement    MUTUAL FUND GROUP
Lynne V. Cheney     $1,584          $145            $875          $70,000
Robert F. Froehlke   1,648           558             875           72,600
Heinz F. Hutter      1,450            92             423           61,300
(Part of Year)
Anne P. Jones        1,610           134             875           71,000
Donald M. Kendall    1,509           706             875           67,000
Melvin R. Laird      1,609           399             875           71,000
Lewis W. Lehr        1,590           515             853           70,200
Edson W. Spencer     1,670           243             467           73,600
Wheelock Whitney     1,598           246             875           70,600
C. Angus Wurtele     1,443            90             868           61,000
(Part of Year)

Life Aggressive Growth

                                     Board compensation

                    Aggregate       Retirement      Estimated     Total Cash
                    compensation    benefits        annual        compensation
                    from the        accrued as      benefit on    from the IDS
Board member        fund            fund expenses   retirement    MUTUAL FUND GROUP
Lynne V. Cheney     $1,000          $ 73            $500          $70,000
Robert F. Froehlke   1,065           272             500           72,600
Heinz F. Hutter        887            46             242           61,300
(Part of Year)
Anne P. Jones        1,026            58             500           71,000
Donald M. Kendall      925            26             500           67,000
Melvin R. Laird      1,025           105             500           71,000
Lewis W. Lehr        1,007            58             488           70,200
Edson W. Spencer     1,087            18             267           73,600
Wheelock Whitney     1,015            94             500           70,600
C. Angus Wurtele       881            45             496           61,000
(Part of Year)

Life Special Income

                                     Board compensation

                    Aggregate       Retirement      Estimated     Total Cash
                    compensation    benefits        annual        compensation
                    from the        accrued as      benefit on    from the IDS
Board member        fund            fund expenses   retirement    MUTUAL FUND GROUP
Lynne V. Cheney     $2,334          $  649          $1,000        $70,000
Robert F. Froehlke   2,398           2,554           1,000         72,600
Heinz F. Hutter      2,054             415             483         61,300
(Part of Year)
Anne P. Jones        2,360             634           1,000         71,000
Donald M. Kendall    2,259           4,637           1,000         67,000
Melvin R. Laird      2,359           2,213           1,000         71,000
Lewis W. Lehr        2,340           3,221             975         70,200
Edson W. Spencer     2,420           1,543             533         73,600
Wheelock Whitney     2,348           1,247           1,000         70,600
C. Angus Wurtele     2,047             404             992         61,000
(Part of Year)

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Life Moneyshare

                                     Board compensation

                    Aggregate       Retirement      Estimated     Total Cash
                    compensation    benefits        annual        compensation
                    from the        accrued as      benefit on    from the IDS
Board member        fund            fund expenses   retirement    MUTUAL FUND GROUP
Lynne V. Cheney     $500            $ 73            $125          $70,000
Robert F. Froehlke   565             268             125           72,600
Heinz F. Hutter      387              46              60           61,300
(Part of Year)
Anne P. Jones        526              51             125           71,000
Donald M. Kendall    425               0             125           67,000
Melvin R. Laird      525              79             125           71,000
Lewis W. Lehr        507               0             122           70,200
Edson W. Spencer     587               0              67           73,600
Wheelock Whitney     515              65             125           70,600
C. Angus Wurtele     381              45             124           61,000
(Part of Year)

Life Managed

                                     Board compensation

                    Aggregate       Retirement      Estimated     Total Cash
                    compensation    benefits        annual        compensation
                    from the        accrued as      benefit on    from the IDS
Board member        fund            fund expenses   retirement    MUTUAL FUND GROUP
Lynne V. Cheney     $3,250          $  718          $1,625        $70,000
Robert F. Froehlke   3,315           2,840           1,625         72,600
Heinz F. Hutter      2,950             461             785         61,300
(Part of Year)
Anne P. Jones        3,276             710           1,625         71,000
Donald M. Kendall    3,175           5,128           1,571         67,000
Melvin R. Laird      3,275           2,505           1,625         71,000
Lewis W. Lehr        3,257           3,615           1,557         70,200
Edson W. Spencer     3,337           1,765             867         73,600
Wheelock Whitney     3,265           1,402           1,625         70,600
C. Angus Wurtele     2,943             449           1,612         61,000
(Part of Year)

On Aug. 31, 1995, the Fund's directors and officers as a group owned less than 1% of the outstanding shares. During the fiscal year ended Aug. 31, 1995, no director or officer earned more than $60,000 from this Fund. All directors and officers as a group earned $369,502, including $96,058 of retirement plan expense, from these Funds.

CUSTODIAN

The Funds' securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN, 55402-2307, through a custodian agreement. The custodian is permitted to deposit some or all of its securities with sub-custodians or in central depository systems as allowed by federal law.

INDEPENDENT AUDITORS

The Funds' financial statements contained in their Annual Report, as of and for, the year ended Aug. 31, 1995, are audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. IDS Life has agreed that it will send a copy of this report and the Semiannual

PAGE 79
Report to every annuity contract owner having an interest in the funds. The independent auditors also provide other accounting and tax-related services as requested by the Funds.

FINANCIAL STATEMENTS

The Independent Auditors' Report and Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the 1995 Annual Report to the shareholders of Capital Resource, International Equity, Aggressive Growth, Special Income, Moneyshare and Managed Funds, pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, are hereby incorporated in this Statement of Additional Information by reference. No other portion of the Annual Report, however, is incorporated by reference.

PROSPECTUS

The prospectus dated Oct. 30, 1995, is hereby incorporated in this Statement of Additional Information by reference.

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APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS AND ADDITIONAL INFORMATION ON INVESTMENT POLICIES FOR INVESTMENTS OF CAPITAL RESOURCE AND SPECIAL INCOME FUNDS

Bond ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change which could affect its price. Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C and D. Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D.

Aaa/AAA - Judged to be of the best quality and carry the smallest degree of investment risk. Interest and principal are secure.

Aa/AA - Judged to be high-grade although margins of protection for interest and principal may not be quite as good as Aaa or AAA rated securities.

A - Considered upper-medium grade. Protection for interest and principal is deemed adequate but may be susceptible to future impairment.

Baa/BBB - Considered medium-grade obligations. Protection for interest and principal is adequate over the short-term; however, these obligations may have certain speculative characteristics.

Ba/BB - Considered to have speculative elements. The protection of interest and principal payments may be very moderate.

B - Lack characteristics of the desirable investments. There may be small assurance over any long period of time of the payment of interest and principal.

Caa/CCC - Are of poor standing. Such issues may be in default or there may be risk with respect to principal or interest.

Ca/CC - Represent obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C - Are obligations with a higher degree of speculation. These securities have major risk exposures to default.

D - Are in payment default. The D rating is used when interest payments or principal payments are not made on the due date.

Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Fund's objectives and policies. When assessing the risk involved in each non-rated security, the Fund will consider the financial condition of the issuer or the protection afforded by the terms of the security.

PAGE 81
Definitions of Zero-Coupon and Pay-In-Kind Securities

A zero-coupon security is a security that is sold at a deep discount from its face value and makes no periodic interest payments. The buyer of such a security receives a rate of return by gradual appreciation of the security, which is redeemed at face value on the maturity date.

A pay-in-kind security is a security in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.

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APPENDIX B

FOREIGN CURRENCY TRANSACTIONS

Since investments in foreign companies usually involve currencies of foreign countries, and since the Fund may hold cash and cash-equivalent investments in foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies.

Spot Rates and Forward Contracts. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the contract date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements. No commissions are charged at any stage for trades.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may suffer a substantial decline against another currency. It may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of such securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.
PAGE 83
The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although such forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to

PAGE 84
time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and write covered call options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium.

Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates.

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All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for the purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options

The Fund may enter into currency futures contracts to sell currencies. It also may buy put and write covered call options on currency futures. Currency futures contracts are similar to PAGE 86 currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations, including the limitation on the percentage of assets that may be used, described in the prospectus. All futures contracts are aggregated for purposes of the percentage limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the values of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will not use leverage in its options and futures strategies. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or
(ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

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APPENDIX C

DESCRIPTION OF MONEY MARKET SECURITIES

Certificates of Deposit -- A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited, plus interest, on the date specified on the certificate.

Time Deposit -- A time deposit is a non-negotiable deposit in a bank for a fixed period of time.

Bankers' Acceptances -- A bankers' acceptance arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. It is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Commercial Paper -- Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from one day to nine months.

Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are better than the industry average. Long-term senior debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further rated by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services Inc. Issuers rated Prime are further rated by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following:
(1) management; (2) economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas; (3) competition and customer acceptance of products;
(4) liquidity; (5) amount and quality of long-term debt; (6) ten year earnings trends; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

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Letters of Credit -- A letter of credit is a short-term note issued in bearer form with a bank letter of credit which provides that the bank pay to the bearer the amount of the note upon presentation.

U.S. Treasury Bills -- Treasury bills are issued with maturities of any period up to one year. Three-month and six-month bills are currently offered by the Treasury on 13-week and 26-week cycles respectively and are auctioned each week by the Treasury. Treasury bills are issued in book entry form and are sold only on a discount basis, i.e. the difference between the purchase price and the maturity value constitutes interest income for the investor. If they are sold before maturity, a portion of the income received may be a short-term capital gain.

U.S. Government Agency Securities -- Federal agency securities are debt obligations which principally result from lending programs of the U.S. government. Housing and agriculture have traditionally been the principal beneficiaries of Federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

Repurchase Agreements -- A repurchase agreement involves the acquisition of securities by the Portfolio, with the concurrent agreement by a bank (or securities dealer if permitted by law or regulation), to reacquire the securities at the portfolio's cost, plus interest, within a specified time. The Portfolio thereby receives a fixed rate of return on this investment, one that is insulated from market and rate fluctuations during the holding period. In these transactions, the securities acquired by the Portfolio have a total value equal to or in excess of the value of the repurchase agreement and are held by the Portfolio's custodian until required. Pursuant to guidelines established by the Fund's board of directors, the creditworthiness of the other party to the transaction is considered and the value of those securities held as collateral is monitored to ensure that such value is maintained at the required level.

If AEFC becomes aware that a security owned by a Fund is downgraded below the second highest rating, AEFC will either sell the security or recommend to the Fund's board of directors why it should not be sold.

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APPENDIX D

OPTIONS AND STOCK INDEX FUTURES CONTRACTS FOR INVESTMENTS OF
CAPITAL RESOURCE, INTERNATIONAL EQUITY, AGGRESSIVE GROWTH AND
MANAGED FUNDS

Capital Resource, International Equity, Aggressive Growth and Managed Funds may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. The fund may enter into stock index futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures and on stock indexes. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Fund could be required to buy or sell securities at disadvantageous prices, thereby incurring losses. Managed Fund also may enter into interest rate futures contracts - see Appendix E.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price. The risk of the writer is potentially unlimited, unless the option is covered.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options and futures contracts may benefit a fund and its shareholders by improving the fund's liquidity and by helping to stabilize the value of its net assets.

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Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. They also may be used for investment. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, a fund pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by a fund for investment purposes. Options permit a fund to experience the change in the value of a security with a relatively small initial cash investment. The risk a fund assumes when it buys an option is the loss of the premium. To be beneficial to a fund, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and subsequent sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. Each Fund will write covered options when it feels it is appropriate and will follow these guidelines:

'Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with each fund's goal.

'All options written by a fund will be covered. For covered call options, if a decision is made to sell the security, each fund will attempt to terminate the option contract through a closing purchase transaction.

'Each Fund will deal only in standard option contracts traded on national securities exchanges or those that may be quoted on NASDAQ (a system of price quotations developed by the National Association of Securities Dealers, Inc.)

'Each Fund will write options only as permitted under applicable laws or regulations, such as those that limit the amount of total assets subject to the options. Some regulations also affect the Custodian. When a covered option is written, the Custodian segregates the underlying securities, and issues a receipt. There are certain rules regarding banks issuing such receipts that may

PAGE 91
restrict the amount of covered call options written. Furthermore, each fund is limited to pledging not more than 15% of the cost of its total assets.

Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains. Since each Fund is taxed as a regulated investment company under the Internal Revenue Code, any gains on options and other securities held less than three months must be limited to less than 30% of its annual gross income.

If a covered call option is exercised, the security is sold by the Fund. The premium received upon writing the option is added to the proceeds received from the sale of the security. The Fund will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis. Premiums received from writing outstanding options are included as a deferred credit in the Statement of Assets and Liabilities and adjusted daily to the current market value.

Options on many securities are listed on options exchanges. If a Fund writes listed options, it will follow the rules of the options exchange. The Custodian will segregate the underlying securities and issue a receipt. There are certain rules regarding issuing such receipts that may restrict the amount of covered call options written. Further the Funds are limited to pledging not more than 15% of the cost of their total assets. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange or NASDAQ will be valued at the last-quoted sales price or, if such a price is not readily available, at the mean of the last bid and asked prices.

STOCK INDEX FUTURES CONTRACTS. Stock index futures contracts are commodity contracts listed on commodity exchanges. They currently include contracts on the Standard & Poor's 500 Stock Index (S&P 500 Index) and other broad stock market indexes such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index, as well as narrower sub-indexes such as the S&P 100 Energy Stock Index and the New York Stock Exchange Utilities Stock Index. A stock index assigns relative values to common stocks included in the index and the index fluctuates with the value of the common stocks so included.

A futures contract is a legal agreement between a buyer or seller and the clearinghouse of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the stock index on the last trading day of the contract. The amount is a specified dollar amount (usually $100 or $500) multiplied by the difference between the index value on the last trading day and the value on the day the contract was struck.

For example, the S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange.
The S&P 500 Index assigns relative weightings to the common stocks

PAGE 92
included in the Index, and the Index fluctuates with changes in the market values of those stocks. In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500). Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract. For example, excluding any transaction costs, if a fund enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the fund will gain $500 x (154-150) or $2,000.
If the fund enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the fund will lose $500 x (152-150) or $1,000.

Unlike the purchase or sale of an equity security, no price would be paid or received by the Fund upon entering into stock index futures contracts. However, the Fund would be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract value. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve borrowing funds by the Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good-faith deposit on the contract that is returned to the fund upon termination of the contract, assuming all contractual obligations have been satisfied.

Subsequent payments, called variation margin, to and from the broker would be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the contract more or less valuable, a process known as marking to market. For example, when a fund enters into a contract in which it benefits from a rise in the value of an index and the price of the underlying stock index has risen, the fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, if the price of the underlying stock index declines, the fund would be required to make a variation margin payment to the broker equal to the decline in value.

How These Funds Would Use Stock Index Futures Contracts. The Funds intend to use stock index futures contracts and related options for hedging and not for speculation. Hedging permits a fund to gain rapid exposure to or protect itself from changes in the market.
For example, a fund may find itself with a high cash position at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using futures contracts, the Fund can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The

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buying program can then proceed and once it is completed (or as it proceeds), the contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into stock index futures contracts to sell units of an index and individual stocks can be sold over a longer period under cover of the resulting short contract position.

A Fund may enter into contracts with respect to any stock index or sub-index. To hedge the Fund's portfolio successfully, however, the fund must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of the Fund's individual portfolio securities.

Special Risks of Transactions in Stock Index Futures Contracts.

1. Liquidity. Each Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a gain or a loss.

Positions in stock index futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. For example, futures contracts transactions can currently be entered into with respect to the S&P 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Stock Index on the New York Futures Exchange and the Value Line Composite Stock Index on the Kansas City Board of Trade.

Although the Funds intend to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures contract position, and in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin. Such price movements, however, will be offset all or in part by the price movements of the securities subject to the hedge. Of course, there is no guarantee the price of the securities will correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

2. Hedging Risks. There are several risks in using stock index futures contracts as a hedging device. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying stock index due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements.
Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are

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lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market also may cause temporary price distortions. Because of price distortion in the futures market and because of imperfect correlation between movements in stock indexes and movements in prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a short period.

Another risk arises because of imperfect correlation between movements in the value of the stock index futures contracts and movements in the value of securities subject to the hedge. If this occurred, a fund could lose money on the contracts and also experience a decline in the value of its portfolio securities. While this could occur, IDS believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indexes and will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indexes whose movements it believes will have a significant correlation with movements in the value of the fund's portfolio securities sought to be hedged. It is also possible that if the Fund has hedged against a decline in the value of the stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions.
In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Options on stock index futures contracts are similar to options on stock except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. If the option is closed instead of exercised, the holder of the option receives an amount that represents the amount by which the market price of the contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If the option does not appreciate in value prior to the exercise date, the fund will suffer a loss of the premium paid.

OPTIONS ON STOCK INDEXES. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in the same manner as options on futures contracts.

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SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON STOCK INDEXES. As with options on stocks, the holder of an option on a stock index futures contract or on a stock index may terminate a position by selling an option covering the same contract or index and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. The funds will not purchase options unless the market for such options has developed sufficiently, so that the risks in connection with options are not greater than the risks in connection with stock index futures contracts transactions themselves. Compared to using futures contracts, purchasing options involves less risk to the funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). There may be circumstances, however, when using an option would result in a greater loss to a fund than using a futures contract, such as when there is no movement in the level of the stock index.

TAX TREATMENT. As permitted under federal income tax laws, each Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Fund being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and stock indexes is currently unclear, although the Funds' tax advisers currently believe marking to market is not required. Depending on developments, a fund may seek Internal Revenue Service (IRS) rulings clarifying questions concerning such treatment. Certain provisions of the Internal Revenue Code may also limit a fund's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements. Less than 30% of its gross income must be derived from sales of securities held less than three months.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. In order to avoid realizing a gain within the three-month period, a fund may be required to defer closing out a contract beyond the time when it might otherwise be advantageous to do so. The fund also may be restricted in purchasing put options for the purpose of hedging underlying securities because of applying the short sale holding period rules with respect to such underlying securities.

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Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

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APPENDIX E

OPTIONS AND INTEREST RATE FUTURES CONTRACTS FOR INVESTMENTS OF
SPECIAL INCOME AND MANAGED FUNDS

The Funds may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. The Fund may enter into interest rate futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the fund could be required to buy or sell securities at disadvantageous prices, thereby incurring losses. Managed Fund also may enter into stock index futures contracts - see Appendix D.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a stock at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market value of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options and futures contracts may benefit a fund and its shareholders by improving the fund's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. They also may be used for investment. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities

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market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the fund pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by a fund for investment purposes. Options permit the fund to experience the change in the value of a security with a relatively small initial cash investment. The risk the fund assumes when it buys an option is the loss of the premium. To be beneficial to the fund, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. A fund will write covered options when it feels it is appropriate and will follow these guidelines:

'Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with the fund's goal.

'All options written by the fund will be covered. For covered call options if a decision is made to sell the security, the fund will attempt to terminate the option contract through a closing purchase transaction.

'The fund will write options only as permitted under applicable laws or regulations, such as those that limit the amount of total assets subject to the options.

Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains. Since a fund is taxed as a regulated investment company under the Internal Revenue Code, any gains on options and other securities held less than three months must be limited to less than 30% of its annual gross income.

If a covered call option is exercised, the security is sold by the fund. The fund will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis.

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Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange or NASDAQ will be valued at the last-quoted sales price or, if such a price is not readily available, at the mean of the last bid and asked prices.

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. They have been established by boards of trade which have been designated contract markets by the Commodity Futures Trading Commission (CFTC). Futures contracts trade on these markets in a manner similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury bills and bank certificates of deposit. While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the fund immediately is paid the difference and realizes a gain. If the offsetting purchase price exceeds the sale price, the fund pays the difference and realizes a loss. Similarly, closing out a futures contract purchase is effected by the fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the fund realizes a gain, and if the offsetting sale price is less than the purchase price, the fund realizes a loss. At the time a futures contract is made, a good-faith deposit called initial margin is set up within a segregated account at the fund's custodian bank. The initial margin deposit is approximately 1.5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day the fund would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash markets.

The purpose of a futures contract, in the case of a portfolio holding long-term debt securities, is to gain the benefit of changes in interest rates without actually buying or selling long-term debt securities. For example, if a fund owned long-term bonds and interest rates were expected to increase, it might enter into futures contracts to sell securities which would have much the same effect as selling some of the long-term bonds it owned. Futures contracts are based on types of debt securities referred to above, which have historically reacted to an increase or decline in

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interest rates in a fashion similar to the debt securities the fund owns. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the fund from declining as much as it otherwise would have. If, on the other hand, the fund held cash reserves and interest rates were expected to decline, the fund might enter into interest rate futures contracts for the purchase of securities. If short-term rates were higher than long-term rates, the ability to continue holding these cash reserves would have a very beneficial impact on the fund's earnings. Even if short-term rates were not higher, the fund would still benefit from the income earned by holding these short-term investments. At the same time, by entering into futures contracts for the purchase of securities, the fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the fund's cash reserves could then be used to buy long-term bonds on the cash market. The fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool, given the greater liquidity in the futures market than in the cash market, it might be possible to accomplish the same result more easily and more quickly.
Successful use of futures contracts depends on the investment manager's ability to predict the future direction of interest rates. If the investment manager's prediction is incorrect, the fund would have been better off had it not entered into futures contracts.

OPTIONS ON FUTURES CONTRACTS. Options give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Furthermore, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily and that change is reflected in the net asset value of the fund.

Risks. There are risks in engaging in each of the management tools described above. The risk a fund assumes when it buys an option is the loss of the premium paid for the option. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

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The risk involved in writing options on futures contracts the fund owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. The fund could enter into a closing transaction by purchasing an option with the same terms as the one it had previously sold. The cost to close the option and terminate the fund's obligation, however, might be more or less than the premium received when it originally wrote the option. Furthermore, the fund might not be able to close the option because of insufficient activity in the options market.

A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the fund's portfolio securities.
The correlation may be distorted because the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

Another risk is that the fund's investment manager could be incorrect in anticipating as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and interest rates declined instead, the fund would lose money on the sale.

TAX TREATMENT. As permitted under federal income tax laws, each fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the fund being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes is currently unclear, although the funds' tax advisers currently believe marking to market is not required. Depending on developments, a fund may seek Internal Revenue Service (IRS) rulings clarifying questions concerning such treatment. Certain provisions of the Internal Revenue Code may also limit a fund's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the fund's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements. Less than 30% of its gross income must be derived from sales of securities held less than three months.

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The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. In order to avoid realizing a gain within the three-month period, a fund may be required to defer closing out a contract beyond the time when it might otherwise be advantageous to do so. The fund also may be restricted in purchasing put options for the purpose of hedging underlying securities because of applying the short sale holding period rules with respect to such underlying securities.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

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APPENDIX F

MORTGAGE-BACKED SECURITIES AND ADDITIONAL INFORMATION ON INVESTMENT POLICIES FOR ALL FUNDS EXCEPT MONEYSHARE

GNMA Certificates

The Government National Mortgage Association (GNMA) is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. GNMA certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate. Each certificate evidences an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these certificates. GNMA is empowered to borrow without limitation from the U.S. Treasury, if necessary, to make such payments.

Underlying Mortgages of the Pool. Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 member family homes. The terms and characteristics of the mortgage instruments generally are uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the Fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types.

All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Average Life of GNMA Certificates. The average life of GNMA certificates varies with the maturities of the underlying mortgage instruments which have maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments or refinancing of such mortgages. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest.

As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. It is customary in the mortgage industry in quoting yields on a pool of 30-year mortgages to compute the yield as if the pool were a single loan that is amortized according to a 30-year schedule and that is

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prepaid in full at the end of the 12th year. For this reason, it is standard practice to treat GNMA certificates as 30-year mortgage-backed securities which prepay fully in the 12th year.

Calculation of Yields. Yields on pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption.

Actual pre-payment experience may cause the yield to differ from the assumed average life yield. When mortgage rates drop, pre-payments will increase, thus reducing the yield. Reinvestment of pre-payments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a fund. The compounding effect from reinvestments of monthly payments received by the fund will increase the yield to shareholders compared to bonds that pay interest semi-annually. The yield also may be affected if the certificate was issued at a premium or discount, rather than at par. This also applies after issuance to certificates trading in the secondary market at a premium or discount.

"When-Issued" GNMA Certificates. Some U.S. government securities may be purchased on a "when-issued" basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to the fund. Payment and interest terms, however, are fixed at the time the purchaser enters into the commitment. However, the yield on a comparable GNMA certificate when the transaction is consummated may vary from the yield on the GNMA certificate at the time that the when-issued transaction was made. A fund does not pay for the securities or start earning interest on them until the contractual settlement date. When-issued securities are subject to market fluctuations and they may affect the fund's gross assets the same as owned securities.

Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA certificates a highly liquid instrument. Prices of GNMA certificates are readily available from securities dealers and depend on, among other things, the level of market interest rates, the certificate's coupon rate and the prepayment experience of the pool of mortgages underlying each certificate.

Stripped mortgage-backed securities. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal

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payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Managed and Special Income Funds may invest in securities called "inverse floaters". Inverse floaters are created by underwriters using the interest payments on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. What is left over, less a servicing fee, is paid to holders of the inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters.

Managed and Special Income Funds may purchase some securities in advance of when they are issued. Price and rate of interest are set on the date the commitments are given but no payment is made or interest earned until the date the securities are issued, usually within two months, but other terms may be negotiated. The commitment requires the portfolio to buy the security when it is issued so the commitment is valued daily the same way as owning a security would be valued. The Portfolio's custodian will maintain, in a segregated account, cash or liquid high-grade debt securities that are marked to market daily and are at least equal in value to the Portfolio's commitments to purchase the securities. The portfolio may sell the commitment just like it can sell a security. Frequently, the portfolio has the opportunity to sell the commitment back to the institution that plans to issue the security and at the same time enter into a new commitment to purchase a when-issued security in the future. For rolling its commitment forward, the portfolio realizes a gain or loss on the sale of the current commitment or receives a fee for entering into the new commitment.

Managed and Special Income Funds may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. MBS spread options are traded in the OTC market and are of short duration, typically one to two months. The portfolio would buy or sell covered MBS call spread options in situations where mortgage-backed securities are expected to under perform like-duration Treasury securities.

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APPENDIX G

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the unit value or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more units will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the units lower than the average price of units purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many contract owners who can continue investing through changing market conditions to acquire units to meet long term goals.

Dollar-cost averaging

Regular         Market Value of an         Accumulation
Investment      Accumulation Unit          Units Acquired

 $100                 $ 6                      16.7
  100                   4                      25.0
  100                   4                      25.0
  100                   6                      16.7
  100                   5                      20.0
 $500                 $25                     103.4

Average market price of an accumulation unit over 5 periods: $5
($25 divided by 5).
The average price you paid for each accumulation unit: $4.84
($500 divided by 103.4).

The board of directors and shareholders
IDS Life Investment Series, Inc.
                IDS Life Capital Resource Fund
                IDS Life International Equity Fund
                IDS Life Aggressive Growth Fund
IDS Life Special Income Fund, Inc.
IDS Life Moneyshare Fund, Inc. and
IDS Life Managed Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of IDS Life Capital Resource Fund, IDS Life International Equity Fund, IDS Life Aggressive Growth Fund, IDS Life Special Income Fund, Inc., IDS Life Moneyshare Fund, Inc. and IDS Life Managed Fund, Inc. as of August 31, 1995, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended August 31, 1995. We have also audited the financial highlights for each of the years in the ten-year period ended August 31, 1995 for IDS Life Capital Resource Fund, IDS Life Special Income Fund, Inc., and IDS Life Moneyshare Fund, Inc., each of the years in the nine-year period ended August 31, 1995 and the period from April 30, 1986 (commencement of operations) to August 31, 1986 for IDS Life Managed Fund, Inc., and for each of the years in the three year period ended August 31, 1995 and the period from January 13, 1992 (commencement of operations) to August 31, 1992 for IDS Life International Equity Fund and IDS Life Aggressive Growth Fund. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PAGE 108
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of IDS Life Capital Resource Fund, IDS Life International Equity Fund, IDS Life Aggressive Growth Fund, IDS Life Special Income Fund, Inc., IDS Life Moneyshare Fund, Inc., and IDS Life Managed Fund, Inc. at August 31, 1995 and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period ended August 31, 1995, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
October 6, 1995

PAGE 109

Statements of assets and liabilities
Retirement Annuity Mutual Funds
August 31, 1995
                                                                 Capital                International              Aggresive
                                                                Resource                   Equity                   Growth
                                                                  Fund                      Fund                     Fund
Assets
___________________________________________________________________________________________________________________________________
Investments in securities, at value (Note 1):
Investments in securities of unaffiliated
  issuers (identified cost, $3,255,807,155;
  $1,395,745,865 and $1,088,650,661, respectively)            $3,622,612,161           $1,469,504,893           $1,417,982,369
Investments in securities of affiliated issuers
  (identified cost, $272,811,155 for Capital
  Resource Fund )                                                254,420,213                       --                       --
Cash in bank on demand deposit (including foreign cash
  of $4,163,659 for International Equity Fund)                    16,044,568                2,195,160                  520,902
Receivable for investment securities sold                         25,165,723                3,275,322                6,226,347
Dividends and accrued interest receivable                          5,277,316                4,765,340                  396,544
Unrealized appreciation on forward foreign currency contracts
  held, at value (Notes 1 and 4)                                          --                8,485,163                       --
U.S. government securities held as collateral for
  securities loaned (Note 6)                                       4,671,913               23,309,792                       --
Receivable (for capital stock sold) from:
  IDS Life accounts                                              367,206,996                2,420,087                  518,782
  IDS Life of New York accounts                                   17,524,595                  123,071                       --
___________________________________________________________________________________________________________________________________
Total assets                                                   4,312,923,485            1,514,078,828            1,425,644,944
___________________________________________________________________________________________________________________________________
Liabilities
___________________________________________________________________________________________________________________________________
Dividends payable to separate accounts (Note 1)                  394,283,931                5,845,560                3,030,321
Payable for investment securities purchased                       49,717,392               16,202,707                9,783,895
Accrued investment management and services fee                     2,121,101                1,088,468                  786,110
Unrealized depreciation on forward foreign currency contracts
  held, at value (Notes 1 and 4)                                       5,674                       --                       --
Payable for securities loaned (Note 6)                            20,924,413               48,000,642                       --
Payable (for capital stock redeemed) to:
  IDS Life accounts                                                  695,296                                                --
  IDS Life of New York accounts                                            4                  408,399                    3,642
Other accrued expenses                                               461,562                  655,447                  148,368
___________________________________________________________________________________________________________________________________
Total liabilities                                                468,209,373               72,201,223               13,752,336
___________________________________________________________________________________________________________________________________
Net assets applicable to outstanding capital stock            $3,844,714,112           $1,441,877,605           $1,411,892,608
___________________________________________________________________________________________________________________________________
Represented by
___________________________________________________________________________________________________________________________________
Capital stock - authorized 10,000,000,000
  shares for each Fund of $.01 par value; outstanding,
  157,440,979; 114,884,903 and 97,796,581 shares,
  respectively                                                $    1,574,410           $    1,148,849           $      977,966
Additional paid-in capital                                     3,495,760,104            1,373,310,256            1,112,105,991
Undistributed (excess of distributions over) net
  investment income                                               (1,844,321)              (6,056,376)                  (7,866)
Accumulated net realized gain (loss) on investments
  in securities                                                      810,735               (8,742,222)             (30,514,798)
Unrealized appreciation of investments and on translation
  of assets and liabilities in foreign currencies (Note 4)       348,413,184               82,217,098              329,331,315
___________________________________________________________________________________________________________________________________
Total - representing net assets applicable to outstanding
  capital stock                                               $3,844,714,112           $1,441,877,605           $1,411,892,608
___________________________________________________________________________________________________________________________________
Net asset value per share of outstanding capital stock        $        24.42           $        12.55           $        14.44
___________________________________________________________________________________________________________________________________
See accompanying notes to financial statements.
PAGE 110
Statements of assets and liabilities (continued)
Retirement Annuity Mutual Funds
August 31, 1995
                                                                   Special                 Moneyshare                Managed
                                                                   Income                     Fund                    Fund
                                                                    Fund
Assets
___________________________________________________________________________________________________________________________________
Investments in securities, at value (Note 1):
Investments in securities of unaffiliated
  issuers (identified cost, $1,623,992,075;
  $227,727,812 and $2,614,336,243, respectively)              $1,681,272,841           $  227,727,812           $3,042,488,703
Cash in bank on demand deposit                                            --                  136,860                3,097,375
Receivable for investment securities sold                          3,471,965                       --                5,618,995
Dividends and accrued interest receivable                         27,660,103                  100,897               13,067,325
U.S. government securities held as collateral for
  securities loaned (Note 6)                                         674,883                       --               28,664,118
Receivable (for capital stock sold) from:
  IDS Life accounts                                               10,572,061                1,085,129               11,653,859
  IDS Life of New York accounts                                      461,852                   40,415                  699,250
___________________________________________________________________________________________________________________________________
Total assets                                                   1,724,113,705              229,091,113            3,105,289,625
___________________________________________________________________________________________________________________________________
Liabilities
___________________________________________________________________________________________________________________________________
Disbursements in excess of cash on demand deposit                    349,418                       --                       --
Dividends payable to separate accounts (Note 1)                   11,683,525                  974,856               19,999,666
Payable for investment securities purchased                        5,096,427                1,000,000                7,422,789
Accrued investment management and services fee                       925,069                  102,129                1,631,878
Payable for securities loaned (Note 6)                             2,668,883                       --               31,475,788
Payable (for capital stock redeemed) to:
  IDS Life accounts                                                       --                       --                   32,857
  IDS Life of New York accounts                                           --                       --                   59,548
Other accrued expenses                                               191,099                   73,162                  450,443
___________________________________________________________________________________________________________________________________
Total liabilities                                                 20,914,421                2,150,147               61,072,969
___________________________________________________________________________________________________________________________________
Net assets applicable to outstanding capital stock            $1,703,199,284           $  226,940,966           $3,044,216,656
___________________________________________________________________________________________________________________________________
Represented by
___________________________________________________________________________________________________________________________________
Capital stock - authorized 10,000,000,000
  shares for each Fund of $.01 par value ($.001 for
  Managed Fund); outstanding, 147,091,617;
  226,959,381 and 205,056,931 shares, respectively            $    1,470,916           $    2,269,594           $      205,057
Additional paid-in capital                                     1,669,150,899              224,672,331            2,664,574,250
Undistributed (excess of distributions over) net
  investment income                                                  415,998                       --                 (613,294)
Accumulated net realized loss on investments
  in securities                                                  (25,134,380)                    (959)             (48,116,897)
Unrealized appreciation of investments and on translation
  of assets and liabilities in foreign currencies                 57,295,851                       --              428,167,540
___________________________________________________________________________________________________________________________________
Total - representing net assets applicable to outstanding
  capital stock                                               $1,703,199,284           $  226,940,966           $3,044,216,656
___________________________________________________________________________________________________________________________________
Net asset value per share of outstanding capital stock        $        11.57           $         1.00           $        14.85
___________________________________________________________________________________________________________________________________
See accompanying notes to financial statements.

PAGE 111
Statements of operations
Retirement Annuity Mutual Funds
Year ended August 31, 1995
                                                                 Capital                International              Aggressive
                                                                Resource                   Equity                   Growth
                                                                  Fund                      Fund                     Fund
___________________________________________________________________________________________________________________________________
Income:
Investment income
Dividends (net of foreign taxes withheld of $367,254;
  $2,782,744 and $30,97
6, respectively)                                              $   52,672,124           $   22,808,667           $    3,029,303
Dividends earned from affiliates                                      73,500                  576,615                       --
Interest                                                           9,370,757                9,092,400               11,735,370
___________________________________________________________________________________________________________________________________
Total income                                                      62,116,381               32,477,682               14,764,673
___________________________________________________________________________________________________________________________________
Expenses (Note 2):
Investment management services fee                                20,450,401               10,869,439                6,579,414
Administrative services fee                                          702,000                  301,873                  277,355
Custodial fees and expenses                                          328,177                1,308,202                   86,886
Directors and officers compensation                                  123,448                   46,111                   27,781
Printing and postage                                                 444,136                  236,868                  168,851
Audit fees                                                            26,245                   22,427                   20,827
Registration fees                                                    350,000                  135,311                   87,952
Other                                                                 17,205                    9,314                    5,568
___________________________________________________________________________________________________________________________________
Total expenses                                                    22,441,612               12,929,545                7,254,634
___________________________________________________________________________________________________________________________________
Investment income - net                                           39,674,769               19,548,137                7,510,039
___________________________________________________________________________________________________________________________________

Realized and unrealized gain (loss) on investments - net
___________________________________________________________________________________________________________________________________
Net realized gain (loss) on security transactions (including
  $20,337,932 realized loss on investments of affiliated issuers
  for Capital Resource Fund)  (Note 3)                           383,173,382               (8,690,223)               6,179,373
Net realized loss on foreign currency transactions                   (38,216)              (8,288,964)                    (445)
___________________________________________________________________________________________________________________________________
Net realized gain (loss) on investments                          383,135,166              (16,979,187)               6,178,928
Net change in unrealized appreciation or depreciation
   of investments and on translation of assets and liabilities
  in foreign currencies                                          128,698,908               (6,548,017)             270,146,371
___________________________________________________________________________________________________________________________________
Net gain (loss) on investments                                   511,834,074              (23,527,204)             276,325,299
___________________________________________________________________________________________________________________________________
Net increase (decrease)  in net assets resulting
  from operations                                             $  551,508,843           $   (3,979,067)          $  283,835,338
___________________________________________________________________________________________________________________________________
See accompanying notes to financial statements.

PAGE 112
Statements of operations
Retirement Annuity Mutual Funds
Year ended August 31, 1995
                                                                   Special                 Moneyshare                Managed
                                                                   Income                     Fund                    Fund
                                                                    Fund
___________________________________________________________________________________________________________________________________
Income:
Investment income
Dividends (net of foreign taxes withheld of $25,287; $0 and
  $362,702, respectively)                                     $    1,414,894           $           --           $   33,078,010
Interest (net of foreign taxes withheld of $150,104 for
  Special Income Fund)                                           132,087,292               11,299,524               64,084,649
___________________________________________________________________________________________________________________________________
Total income                                                     133,502,186               11,299,524               97,162,659
___________________________________________________________________________________________________________________________________
Expenses (Note 2):
Investment management and services fee                             9,542,823                1,041,050               16,720,930
Admninstrative services fee                                          347,753                   27,729                  403,957
Custodial fees and expenses                                          152,386                   27,498                  225,382
Directors and officers compensation                                   67,338                    6,896                   97,928
Printing and postage                                                 214,416                   16,476                  382,915
Audit fees                                                            26,481                   16,753                   24,681
Registration fees                                                     54,233                      133                  260,089
Other                                                                 13,029                    1,034                   15,491
___________________________________________________________________________________________________________________________________
Total expenses                                                    10,418,459                1,137,569               18,131,373
___________________________________________________________________________________________________________________________________
Investment income - net                                          123,083,727               10,161,955               79,031,286
___________________________________________________________________________________________________________________________________

Realized and unrealized gain (loss) on investments - net
___________________________________________________________________________________________________________________________________
Net realized loss on security transactions (including
  $617,500 realized gain on investments of affiliated
   issuers for Managed Fund) (Note3)                             (19,788,125)                    (152)             (45,928,261)
Net realized loss on foreign currency transactions                  (229,649)                      --                   (5,845)
Net realized gain on closed or expired options
   contracts written (Note 5)                                        580,156                       --                       --
Net realized loss on closed interest rate futures contracts         (550,296)                      --               (3,491,434)
___________________________________________________________________________________________________________________________________
Net realized loss on investments                                 (19,987,914)                    (152)             (49,425,540)
Net change in unrealized appreciation or depreciation of
  investments and on translation of assets and liabilities
  in foreign currencies                                           94,905,201                       --              293,779,938
___________________________________________________________________________________________________________________________________
Net gain (loss) on investments                                    74,917,287                     (152)             244,354,398
___________________________________________________________________________________________________________________________________
Net increase in net assets resulting from operations          $  198,001,014           $   10,161,803           $  323,385,684
___________________________________________________________________________________________________________________________________
See accompanying notes to financial statements.

PAGE 113

Statements of changes in net assets
Retirement Annuity Mutual Funds
Year ended August 31,

                                                           Capital Resource Fund                     International Equity Fund

                                                          1995                1994                   1995                1994
Operations and distributions
___________________________________________________________________________________________________________________________________
Investment income - net                             $   39,674,769      $   30,730,527        $   19,548,137      $    7,630,484
Net realized gain (loss) on investments                383,135,166         300,809,352           (16,979,187)         24,648,901
Net change in unrealized appreciation or
  depreciation of investments and on translation
  of assets and liabilities in foreign currencies      128,698,908        (135,555,243)           (6,548,017)         63,468,345
___________________________________________________________________________________________________________________________________
Net increase (decrease) in net assets
  resulting from operations                            551,508,843         195,984,636            (3,979,067)         95,747,730
___________________________________________________________________________________________________________________________________
Distributions to shareholders from:
  Net investment income                                (39,584,237)        (30,730,527)          (17,257,772)         (2,495,587)
  Net realized gain on investments                    (383,078,138)       (300,690,606)                   --         (24,648,901)
  Excess distributions of net
  investment income (Note 1)                               (52,587)            (14,735)                   --                  --
  Excess distributions of net realized
  gain (Note 1)                                           (977,300)                 --                    --          (5,473,905)
___________________________________________________________________________________________________________________________________
Total distributions                                   (423,692,262)       (331,435,868)          (17,257,772)        (32,618,393)
___________________________________________________________________________________________________________________________________

Capital share transactions (Note 7)
___________________________________________________________________________________________________________________________________
Proceeds from sales                                    436,224,431         426,174,442           360,572,294         731,788,058
Reinvested distributions at net asset value            423,692,262         331,435,868            17,257,772          32,618,393
 Payments for redemptions                              (42,461,613)        (31,015,165)          (26,008,343)         (7,151,829)
___________________________________________________________________________________________________________________________________
Increase in net assets from capital
  share transactions                                   817,455,080         726,595,145           351,821,723         757,254,622
___________________________________________________________________________________________________________________________________
Total increase in net assets                           945,271,661         591,143,913           330,584,884         820,383,959
___________________________________________________________________________________________________________________________________

Net assets at beginning of year                      2,899,442,451       2,308,298,538         1,111,292,721         290,908,762
___________________________________________________________________________________________________________________________________

Net assets at end of year                           $3,844,714,112      $2,899,442,451        $1,441,877,605      $1,111,292,721
___________________________________________________________________________________________________________________________________

Undistributed (excess of distributions over)
  net investment income                             $   (1,844,321)     $      (90,532)       $   (6,056,376)     $    1,561,858
___________________________________________________________________________________________________________________________________

See accompanying notes to financial statements.

PAGE 114
Statements of changes in net assets
Retirement Annuity Mutual Funds
Year ended August 31,
                                                           Aggressive Growth Fund                       Special Income Fund

                                                          1995                1994                   1995                1994
Operations and distributions
___________________________________________________________________________________________________________________________________
Investment income - net                             $    7,510,039      $      699,372        $  123,083,727      $  117,482,199
Net realized gain (loss) on investments                  6,178,928         (31,561,811)          (19,987,914)         20,195,502
Net change in unrealized appreciation or
  depreciation of investments and on translation
  of assets and liabilities in foreign currencies      270,146,371          16,989,673            94,905,201        (163,872,465)
___________________________________________________________________________________________________________________________________
Net increase (decrease) in net assets
  resulting from operations                            283,835,338         (13,872,766)          198,001,014         (26,194,764)
___________________________________________________________________________________________________________________________________
Distributions to shareholders from:
  Net investment income                                 (7,502,171)           (707,260)         (121,683,870)       (119,630,572)
  Net realized gain on investments                              --                  --            (2,300,916)         (2,399,451)
  Excess distributions of net investment
  income (Note 1)                                           (7,442)             (7,868)           (2,378,142)         (1,451,679)
___________________________________________________________________________________________________________________________________
Total distributions                                     (7,509,613)           (715,128)         (126,362,928)       (123,481,702)
___________________________________________________________________________________________________________________________________

Capital share transactions (Note 7)
___________________________________________________________________________________________________________________________________
Proceeds from sales                                    383,256,895         482,655,450            86,906,199         200,309,350
Reinvested distributions at net asset value              7,509,613             715,128           126,362,928         123,481,702
Payments for redemptions                               (17,849,325)         (5,228,787)         (140,624,932)       (166,515,324)
___________________________________________________________________________________________________________________________________
Increase in net assets from capital share
  transactions                                         372,917,183         478,141,791            72,644,195         157,275,728
___________________________________________________________________________________________________________________________________
Total increase in net assets                           649,242,908         463,553,897           144,282,281           7,599,262
___________________________________________________________________________________________________________________________________

Net assets at beginning of year                        762,649,700         299,095,803         1,558,917,003       1,551,317,741
___________________________________________________________________________________________________________________________________


Net assets at end of year                           $1,411,892,608      $  762,649,700        $1,703,199,284      $1,558,917,003
___________________________________________________________________________________________________________________________________

Undistributed (excess of distributions over) net
  investment income                                 $       (7,866)     $       (7,868)       $      415,998      $   (1,399,857)
___________________________________________________________________________________________________________________________________

See accompanying notes to financial statements.

PAGE 115
Statements of changes in net assets
Retirement Annuity Mutual Funds
Year ended August 31,
                                                              Moneyshare Fund                              Managed Fund

                                                          1995                1994                   1995                1994
Operations and distributions
___________________________________________________________________________________________________________________________________
Investment income - net                             $   10,161,955      $    5,413,679        $   79,031,286      $   75,979,672
Net realized gain (loss) on investments                       (152)               (681)          (49,425,540)         72,533,563
Net change in unrealized appreciation or
  depreciation of investments and on translation
  of assets and liabilities in foreign currencies               --                  --           293,779,938        (113,344,204)
___________________________________________________________________________________________________________________________________
Net increase in net assets resulting from
  operations                                            10,161,803           5,412,998           323,385,684          35,169,031
___________________________________________________________________________________________________________________________________
Distributions to shareholders from:
  Net investment income                                (10,161,955)         (5,413,679)          (78,601,919)        (75,894,536)
  Net realized gain on investments                              --                  --              (198,282)        (71,974,644)
  Excess distributions of net investment
  income (Note 1)                                             (126)                 --                    --                  --
___________________________________________________________________________________________________________________________________
Total distributions                                    (10,162,081)         (5,413,679)          (78,800,201)       (147,869,180)
___________________________________________________________________________________________________________________________________


Capital share transactions (Note 7)
___________________________________________________________________________________________________________________________________
Proceeds from sales                                    113,426,072          54,005,120           265,867,838         629,387,611
Reinvested distributions at net asset value             10,162,081           5,413,679            78,800,201         147,869,180
Payments for redemptions                               (75,889,680)        (59,822,520)          (44,391,869)        (23,003,414)
___________________________________________________________________________________________________________________________________
Increase (decrease) in net assets from
  capital share transactions                            47,698,473            (403,721)          300,276,170         754,253,377
___________________________________________________________________________________________________________________________________
Total increase (decrease) in net assets                 47,698,195            (404,402)          544,861,653         641,553,228
___________________________________________________________________________________________________________________________________

Net assets at beginning of year                        179,242,771         179,647,173         2,499,355,003       1,857,801,775
___________________________________________________________________________________________________________________________________


Net assets at end of year                           $  226,940,966      $  179,242,771        $3,044,216,656      $2,499,355,003
___________________________________________________________________________________________________________________________________

Undistributed (excess of distributions over)
  net investment income                             $           --      $           --        $     (613,294)     $      859,703
___________________________________________________________________________________________________________________________________
See accompanying notes to financial statements.

PAGE 116
___________________________________________________________________
1. Summary of significant accounting policies

Each Fund is registered under the Investment Company Act of 1940 as amended (the 1940 Act), as a diversified, open-end management investment company. Shares of each Fund are sold through the purchase of an annuity contract offered by IDS Life Insurance Company (IDS Life) or its affiliates.

The significant accounting policies followed by the Funds are summarized as follows:

Valuation of securities
Securities traded on national securities exchanges or included in the NASDAQ National Market System are valued at the last quoted sales price at the close of each business day; securities traded over-the-counter but not included in the NASDAQ National Market System and securities for which a last quoted sales price is not readily available are valued at the mean of the bid and asked prices. Bonds and other securities are valued at fair value as determined by the board of directors when market quotations are not readily available. Determination of fair value involves, among other things, references to market indexes, matrixes and data from independent brokers. Short-term securities in Capital Resource Fund, International Equity Fund, Aggressive Growth Fund, Special Income Fund and Managed Fund maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in Moneyshare Fund are valued at amortized cost which approximates market value in order to maintain a constant net asset value of $1 per share.

Option transactions
In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Funds may buy and sell put and call options and write covered call options on portfolio securities and write cash-secured puts. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Funds also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

PAGE 117
Futures transactions
In order to gain exposure to or protect itself from changes in the market, the Funds may buy and sell stock index and interest rate futures contracts. The Funds also may buy or write put and call options on futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds may be required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Foreign currency translations and forward foreign currency contracts Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Funds also may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Illiquid securities
At Aug. 31, 1995, investments in securities for Special Income Fund included issues that are illiquid. The Funds currently limit investments in illiquid securities to 10% of the net assets, at market value, at the time of purchase. The aggregate value of such securities at Aug. 31, 1995, was $10,233,991, which represents 0.6 percent of net assets for Special Income Fund. Pursuant to guidelines adopted by the board of directors, certain unregistered securities are determined to be liquid and are not included within the limitations specified above.

Federal income taxes
Since each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the Variable Accounts, no provision for income or excise taxes is required. Each Fund is treated as a separate entity for federal income tax purposes.
PAGE 118
Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the Funds.

On the Statements of Assets and Liabilities, due to permanent book-to-tax differences, undistributed net investment income and accumulated net realized gain (loss) have been increased
(decreased), resulting in net reclassification adjustments to additional paid-in capital as follows:

                                        Capital     International   Aggressive   Special
                                       Resource        Equity         Growth     Income      Moneyshare     Managed
_______________________________________________________________________________________________________________________
Undistributed net investment income  $(1,791,734)  $(9,908,599)     $(424)      $2,794,140      $126      $(1,902,364)
Accumulated net realized gain (loss)   1,788,035     8,236,965        444       (2,793,728)     (126)       1,897,869
_______________________________________________________________________________________________________________________
Additional paid-in capital reduction
(increase)                           $    (3,699)    1,671,634)     $  20       $      412      $ --      $    (4,495)
_______________________________________________________________________________________________________________________

Dividends
At Aug. 31, 1995, dividends were declared of $2.782 per share for Capital Resource Fund, $.051 for International Equity Fund, $.031 for Aggressive Growth Fund, $.080 for Special Income Fund, $.004 for Moneyshare Fund and $.098 for Managed Fund payable Sept. 1, 1995. Distributions to the Variable Accounts are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and paid monthly for Special Income Fund and Moneyshare Fund and declared and paid quarterly for Capital Resource Fund, International Equity Fund, Aggressive Growth Fund and Managed Fund. Capital gain distributions (if any) will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

Other
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount on a level yield basis, is accrued daily.

PAGE 119
___________________________________________________________________
2. Investment management and services agreement

Under the terms of a prior agreement that ended March 19, 1995, Capital Resource Fund, International Equity Fund, Aggressive Growth Fund, Special Income Fund and Managed Fund paid IDS Life a fee for managing its investments, recordkeeping and other specified services. The fee was a percentage of each Fund's average daily net assets consisting of a group asset charge in reducing percentages from 0.46% to 0.32% annually on the combined net assets of all non-money market funds in the IDS MUTUAL FUND GROUP and an individual annual asset charge of 0.25% of average daily net assets for each Fund, except International Equity Fund. International Equity Fund's individual annual asset charge was 0.50%.

Also under the terms of a prior agreement, the investment management and services fee for Moneyshare Fund was paid to IDS Life. The fee was computed on a graduated fee scale equal on an annual basis to 0.54% of the first $1 billion of average daily net assets and scaled down thereafter in reducing percentages of each succeeding $500 million to 0.46% of all average daily net assets in excess of $2.5 billion.

Effective March 20, 1995, the Funds entered into a new agreement with IDS Life for managing investments, recordkeeping and other services that are based solely on the assets of each Fund. The management fee is a percentage of each Fund's average daily net assets in reducing percentages from 0.63% to 0.57% annually for Capital Resource, 0.87% to 0.795% for International Equity, 0.65% to 0.575% for Aggressive Growth, 0.61% to 0.535% for Special Income, 0.51% to 0.44% for Moneyshare and 0.63% to 0.55% for Managed.

IDS Life, in turn, pays to American Express Financial Corporation
(AEFC) a fee based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.50% for International Equity Fund and 0.25% for each remaining fund. In addition to paying its own management fee, brokerage commissions, taxes and costs of certain legal services, each Fund will reimburse IDS Life an amount equal to the cost of certain expenses incurred and paid by IDS Life in connection with each Fund's operations. The Funds also pay custodian fees to American Express Turst Company, an affiliate of IDS Life. The reimbursement paid by Moneyshare Fund will be limited to 0.25% of the Fund's average daily net assets.

Also effective March 20, 1995, the Funds entered into an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages from 0.05% to 0.03% annually for Capital Resource, 0.06% to 0.035% for International Equity, 0.06% to 0.035% for Aggressive Growth, 0.05% to 0.025% for Special Income, 0.03% to 0.02% for Moneyshare and 0.04% to 0.02% for Managed.

PAGE 120
The Funds have a retirement plan for its independent directors. Upon retirement, directors receive monthly payments equal to one-half of the retainer fee for as many months as they served as a director up to 120 months. There are no death benefits. The plan is not funded but the Funds recognizes the cost of payments during the time the directors serve on the Board. The retirement plan expense for the year ended Aug. 31, 1995 amounted to $34,211 for Capital Resource Fund, $12,333 for International Equity Fund, $6,265 for Aggressive Growth Fund, $16,913 for Special Income Fund, $90 for Moneyshare Fund and $26,246 for Managed Fund.

___________________________________________________________________
3. Securities transactions

For the year ended Aug. 31, 1995, cost of purchases and proceeds from sales of securities aggregated, respectively, $1,557,902,434 and $1,509,500,672 for Moneyshare Fund; cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated, respectively, $3,290,598,747 and $2,793,528,177 for Capital Resource Fund; $796,997,285 and
$428,353,414 for International Equity Fund; $1,309,099,586 and $1,001,772,351 for Aggressive Growth Fund; $822,023,049 and
$803,674,931 for Special Income Fund; $1,944,561,485 and
$1,703,214,649 for Managed Fund. Net realized gains (losses) on investment sales are determined on the basis of identified costs.

Brokerage commissions paid to brokers affiliated with IDS Life were 1,057,532 for Capital Resource Fund, $375,342 for Aggressive Growth Fund and $226,262 for Managed Fund for the year ended Aug. 31, 1995.

___________________________________________________________________
4. Forward foreign currency contracts

At Aug. 31, 1995, Capital Resource Fund and International Equity Fund had entered into forward foreign currency exchange contracts that obligate the Funds to deliver currencies at a specified future date. The gross unrealized appreciation (depreciation) on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

PAGE 121
Capital Resource Fund
___________________________________________________________________
                   Currency to        Currency to        Unrealized
Exchange date     be delivered        be received      depreciation
___________________________________________________________________
Sept. 5, 1995       1,548,461           2,071,500         $ 5,674
                   U.S. Dollar       Canadian Dollar
___________________________________________________________________
International Equity Fund

                   Currency to        Currency to        Unrealized
Exchange date     be delivered        be received      depreciation
___________________________________________________________________
Sept. 1, 1995       1,017,258         100,708,594          $12,851
                   U.S. Dollar        Japanese Yen

Sept. 6, 1995         869,172             560,765               --
                   U.S. Dollar        British Pound

Sept. 9, 1995       3,845,354            2,490,031          19,173
                   U.S. Dollar        British Pound

Sept. 29, 1995      2,943,451           14,932,714          16,013
                   U.S. Dollar         French Franc

Sept. 29, 1995        441,902            2,237,039           1,449
                   U.S. Dollar         French Franc

Oct. 31, 1995      44,760,040           38,152,097         832,471
                   Swiss Franc         U.S. Dollar

Nov. 30, 1995  11,090,820,000          118,000,000       3,149,559
                  Japanese Yen         U.S. Dollar

June 28, 1996   2,685,237,500           33,100,000       4,453,647
                  Japanese Yen         U.S. Dollar
                                                         __________
                                                         $8,485,163
___________________________________________________________________

___________________________________________________________________
5. Options contracts written

The number of contracts and premium amounts associated with option contracts written by Special Income Fund during the year ended Aug. 31, 1995 is as follows:

                              Puts                    Calls
                       Contracts    Premiums    Contracts   Premium
___________________________________________________________________
Balance Aug. 31, 1994      --       $     --        --   $      --
___________________________________________________________________
Opened                    450        164,437      2700     415,719
Closed or expired        (250)       (84,187)     (700)   (285,719)
Exercised                (200)       (80,250)   (2,000)   (130,000)
___________________________________________________________________
Balance Aug. 31, 1995      --       $     --        --   $      --

PAGE 122
___________________________________________________________________
6.  Lending of portfolio securities

Presented below is information regarding securities on loan at Aug. 31, 1995.

                                                Capital           International          Special
                                                Resource             Equity              Income            Managed
_______________________________________________________________________________________________________________________
Value of securities on loan to brokers         $20,147,414         $46,880,312         $2,566,350         $30,872,386
_______________________________________________________________________________________________________________________
Collateral received for securities loaned:
Cash                                           $16,252,500         $24,690,850         $1,994,000         $ 2,811,670
U.S. Government Securities, at value             4,671,913          23,309,792            674,883          28,664,118
_______________________________________________________________________________________________________________________
Total collateral received for securities
loaned                                         $20,924,413         $48,000,642         $2,668,883         $31,475,788
_______________________________________________________________________________________________________________________

For the year ended Aug. 31, 1995, income from security lending transactions amounted to $327,293, $444,845, $51,926 and $402,142 for Capital Resource Fund, International Equity Fund, Special Income Fund and Managed Fund, respectively, and has been included with interest income in the statement of operations.

The risks related to security lending transactions are the borrower may not provide additional collateral when required or return the securities when due.

___________________________________________________________________
7.  Capital share transactions

Transactions in shares of each Fund for the years ended Aug. 31, 1995 and 1994 were as follows:


Number of shares:                                                                              Year ended Aug. 31, 1995
_______________________________________________________________________________________________________________________
                                Capital      International   Aggressive       Special
                               Resource         Equity         Growth         Income         Moneyshare       Managed
_______________________________________________________________________________________________________________________
Shares at beginning of year   123,760,195     86,049,715     66,571,368     141,040,088     179,257,043     183,064,969
Sold                           18,048,365     29,602,833     32,035,435       7,654,880     113,435,448      19,490,950
Issued for reinvested
distributions                  17,356,230      1,338,365        638,223      11,415,969      10,162,908       5,727,716
Redeemed                       (1,723,811)    (2,106,010)    (1,448,445)    (13,019,320)    (75,896,018)     (3,226,704)
_______________________________________________________________________________________________________________________
Net increase                   33,680,784     28,835,188     31,225,213       6,051,529      47,702,338      21,991,962
_______________________________________________________________________________________________________________________
Shares at end of year         157,440,979    114,884,903     97,796,581     147,091,617     226,959,381     205,056,931
_______________________________________________________________________________________________________________________

Number of shares:                                                                              Year ended Aug. 31, 1994
_______________________________________________________________________________________________________________________
                                Capital      International   Aggressive       Special
                               Resource         Equity         Growth         Income         Moneyshare       Managed
______________________________________________________________________________________________________________________
Shares at beginning of year    93,921,903     25,082,644     25,614,230     128,401,403     179,660,778     129,702,882
Sold                           17,017,814     58,988,542     41,343,092      16,667,636      54,009,530      44,299,470
Issued for reinvested
distributions                  14,130,743      2,534,743         61,199      10,704,857       5,414,112      10,732,030
Redeemed                       (1,310,265)      (556,214)      (447,153)    (14,733,808)    (59,827,377)     (1,669,413)
_______________________________________________________________________________________________________________________
Net increase (decrease)        29,838,292     60,967,071     40,957,138      12,638,685        (403,735)     53,362,087
_______________________________________________________________________________________________________________________
Shares at end of year         123,760,195     86,049,715     66,571,368     141,040,088     179,257,043     183,064,969
_______________________________________________________________________________________________________________________
/TABLE

PAGE 123
___________________________________________________________________
8.  Tax loss carryforward

For federal income tax purposes, International Equity Fund, Aggressive Growth Fund, Special Income Fund and Managed Fund had capital loss carryovers at Aug. 31, 1995 of $11,050,244, $29,350,034, $20,031,747 and 47,700,266, respectively, which, if not offset by subsequent capital gains, will expire in 2000 through 2004. It is unlikely the board of directors will authorize a distribution of any net realized gain for a Fund until its capital loss carryover has been offset or expires.

___________________________________________________________________
9.  Financial highlights

The tables below show certain important information for evaluating each fund's results.

PAGE 124

Retirement Annuity Mutual Funds                    (Percentages represent value of
August 31, 1995                          investments compared to total net assets)
Capital Resource Fund

Investment in securities of unaffiliated issuers
Bonds (2.4%)
Issuer                                            Principal               Value(a)
                                                     Amount
__________________________________________________________________________________
Foreign (0.9%)
Cemex (U.S. Dollar)
  4.25% Cv 1997                                  20,000,000 (e)     $   16,800,000
Rogers Communication (U.S. Dollar)
  Zero Coupon Cv with attached put
  5.51% 2013                                     50,000,000 (g)         17,062,500

Total                                                                   33,862,500
__________________________________________________________________________________
Health care services (0.5%)
Service Corp Intl
  6.50% Cv 2001                                  12,000,000             19,695,000
__________________________________________________________________________________
Media (1.0%)
Comcast
  1.125% Cv 2007                                 75,000,000             39,750,000
__________________________________________________________________________________
Total bonds
(Cost: $89,146,099)                                                 $   93,307,500
__________________________________________________________________________________

Common & preferred stocks & warrants (89.9%)
Issuer                                               Shares               Value(a)
__________________________________________________________________________________

Aerospace & defense (0.4%)
General Dynamics                                    300,000         $   15,787,500
__________________________________________________________________________________
Airlines (0.6%)
 Southwest Airlines                                 850,000             21,993,750
__________________________________________________________________________________
Automotive & related (0.5%)
General Motors                                      400,000             18,800,000
__________________________________________________________________________________
Banks and savings & loans (5.2%)
Bank of New York                                    300,000             13,050,000
First Chicago
  $5.50 Cv Pfd                                    1,492,700             32,093,050
NBD Bancorp                                         700,000             25,025,000
Northern Trust                                    1,350,000             60,750,000
Norwest                                             700,000             21,087,500
State Street Boston                               1,324,200             48,829,875

Total                                                                  200,835,425
__________________________________________________________________________________
Beverages & tobacco (5.6%)
American Brands                                   1,000,000             42,000,000
RJR Nabisco                                       4,200,000            119,700,000
UST                                               2,000,000             54,500,000

Total                                                                  216,200,000
__________________________________________________________________________________
Chemicals (0.7%)
Browning Ferris
  $7.25 Cv Pfd                                      225,000              8,015,625
Sigma-Aldrich                                       400,000             19,200,000

Total                                                                   27,215,625
__________________________________________________________________________________
Computers & office equipment (11.4%)
Apple Computer                                    2,000,000             86,000,000
Automatic Data Processing                           800,000             52,000,000
Compaq Computer                                     300,000 (b)         14,325,000
First Data                                          400,000             23,350,000
Fiserv                                              800,000 (b)         22,800,000
FTP Software                                        205,000 (b)          4,766,250

PAGE 125
Hewlett-Packard                                     250,000             20,000,000
HNC Software                                        300,000 (b)          7,462,500
Hummingbird Communications                          250,000 (b)          8,218,750
Network General                                     300,000 (b)         10,556,250
Novell                                            3,900,000 (b)         70,200,000
Pitney Bowes                                      1,000,000             40,625,000
Policy Mgmt Systems                                 600,000 (b)         29,700,000
Reynolds & Reynolds Cl A                          1,100,000             35,337,500
Technology Solutions                                300,000 (b)          4,687,500
Transaction Systems                                 250,000 (b)          6,125,000
VIASOFT                                             295,000 (b)          3,097,500

Total                                                                  439,251,250
__________________________________________________________________________________
Energy (1.0%)
Mobil                                               250,000             23,812,500
Unocal                                              500,000             14,562,500

Total                                                                   38,375,000
__________________________________________________________________________________
Financial services (2.7%)
Block (H&R)                                       1,450,000             56,550,000
Travelers                                         1,000,000             48,000,000

Total                                                                  104,550,000
__________________________________________________________________________________
Food (4.2%)
General Mills                                       945,000             48,785,625
Kellogg                                             102,900              6,945,750
Nabisco Holdings Cl A                               525,000             15,028,125
Pioneer Hi-Bred Intl                                500,000             21,500,000
Quaker Oats                                         400,000             13,900,000
Tootsie Roll                                        800,000             31,900,000
Wrigley, Wm Jr                                      500,000             22,562,500

Total                                                                  160,622,000
__________________________________________________________________________________
Foreign (6.1%)
Amway Asia Pacific                                  300,000             11,925,000
Amway Japan Ltd ADR                                 500,000 (b)          9,000,000
Astra                                               850,000 (b)         28,191,100
Femsa Coke                                        1,100,000 (b,f)       25,437,500
Fulcrum                                              60,000 (b)          1,230,000
Groupo Casa Autrey ADR                            1,000,000             17,250,000
Moore                                               500,000 (f)         10,437,500
News Corp Ltd ADR                                   520,000             11,830,000
News Corp Ltd ADR Pfd                               260,000              5,265,000
Panamerican Beverages                               127,500              3,793,125
Renaissance Energy                                  125,000 (b)          2,734,695
Repsol S. A. ADR                                    300,000              9,487,500
Reuters Holdings ADR                                300,000             15,712,500
Rogers Communication Cl B                         1,600,000 (b)         16,384,896
Royal Dutch Petroleum                               110,000             13,117,500
Seagram Ltd                                         600,000             22,200,000
Sony ADR                                            450,000             24,806,250
Tamro                                             1,500,000              6,087,000

Total                                                                  234,889,566
__________________________________________________________________________________
Health care (5.3%)
Benson Eyecare                                      850,000 (b)          7,862,500
Bristol-Myers Squibb                                300,000             20,587,500
 Centocor                                         1,500,000 (b)         18,187,500
Genentech                                           500,000 (b)         23,562,500
Guidant                                             400,000 (f)         10,100,000
IVAX                                                750,000             19,218,750
Mylan Labs                                        1,178,850             26,966,194
Stryker                                             900,000             37,575,000
Warner-Lambert                                      300,000             27,112,500
Watson Pharmaceuticals                              300,000 (b)         12,412,500

Total                                                                  203,584,944
__________________________________________________________________________________
Health care services (6.5%)
Beverly Enterprises                               1,300,000 (b)         17,225,000
Cardinal Health                                   1,172,800             62,744,800
Caremark Intl                                     1,000,000             20,750,000
Charter Medical                                     825,000 (b)         16,603,125
Foundation Health                                   500,000 (b)         17,312,500

PAGE 126
Gulf South Medical Supply                           250,000 (b)          7,062,500
Health Management Systems                           300,000 (b)          9,225,000
Horizon Healthcare                                  250,000 (b)          5,468,750
Retirement Care                                     250,000 (b)          4,187,500
Service Corp Intl                                   470,000             16,450,000
Stewart Enterprises Cl A                            700,000             22,312,500
United Healthcare                                 1,000,000             42,250,000
Universal Health Services Cl B                      260,300 (b)          8,947,813

Total                                                                  250,539,488
__________________________________________________________________________________
Household products (1.1%)
Dial Arizona                                        400,000              9,600,000
Newell                                            1,000,000             25,000,000
Playtex Products                                    600,000 (b)          5,925,000

Total                                                                   40,525,000
__________________________________________________________________________________
Industrial machines & services (3.9%)
Caterpillar                                         400,000             26,850,000
General Signal                                      700,000             24,850,000
Giddings & Lewis Wisc                             1,250,000             20,468,750
Greenfield Industries                               400,000             13,500,000
Illinois Tool Works                                 250,000             15,312,500
Stewart & Stevenson                                 300,000              9,562,500
WMX Technologies                                  1,300,000             38,187,500

Total                                                                  148,731,250
__________________________________________________________________________________
Industrial transportation (0.4%)
Arnold Industries                                   800,000             14,300,000
__________________________________________________________________________________
 Insurance (5.5%)
ACE Limited                                       1,000,000             30,750,000
Aetna Life & Casualty                               300,000             20,475,000
American Intl Group                                 450,000             36,281,250
Horace Mann Educators                             1,000,000             28,375,000
Reliance Group Holdings                              50,000                393,750
UNUM                                              2,000,000             96,000,000

Total                                                                  212,275,000
__________________________________________________________________________________
Leisure time & entertainment (2.1%)
Carnival Cl A                                       400,000              8,700,000
Circus Circus Enterprises                           341,700 (b)         11,190,675
Gaylord Entertainment Cl A                          315,000              8,741,250
Harrah's Entertainment                              400,000 (b)         12,750,000
Intl Game Technology                              1,100,000             15,675,000
Primadonna Resorts                                  900,000 (b)         18,225,000
Station Casinos                                     300,000 (b)          5,812,500

Total                                                                   81,094,425
__________________________________________________________________________________
Media (12.7%)
ACS Enterprises                                     400,000 (b)          7,250,000
American Telecasting                                350,000 (b)          3,762,500
Comcast Cl A                                      1,850,000             39,312,500
Cox Communications                                  600,000 (b)         11,850,000
Dun & Bradstreet                                    564,100             32,647,287
Gannett                                             675,000             36,112,500
Information Resources                               600,000 (b)          7,725,000
Jacor Communications                                551,000 (b)          9,160,375
Liberty Media Cl A                                1,925,000 (b)         51,132,812
Marvel Entertainment Group                        1,500,000 (b)         21,562,500
People's Choice TV                                  300,000 (b)          5,775,000
Reader's Digest Cl A                              2,000,000             92,500,000
Tele-Communications Cl A                          5,225,000 (b)         96,662,500
Time Warner                                       1,000,000             42,125,000
Turner Broadcasting Cl B                            950,000             29,212,500
Viacom Wts C                                        350,000 (b)          1,487,500

Total                                                                  488,277,974
__________________________________________________________________________________
Metals (--%)
Webco Industries                                    141,700 (b)            921,050
__________________________________________________________________________________
Multi-Industry (2.1%)
General Electric                                    725,000             42,684,375
Interim Services                                    325,000 (b)          8,450,000

PAGE 127
Minnesota Mining & Manufacturing                    300,000             16,387,500
 Romac                                               63,300 (b)          1,028,625
Westinghouse Electric                             1,000,000             13,625,000

Total                                                                   82,175,500
__________________________________________________________________________________
Paper & packaging (1.7%)
Champion Intl                                       300,000             16,987,500
Crown Cork & Seal                                   300,000 (b)         13,500,000
Kimberly-Clark                                      300,000             19,162,500
Stone Container                                     750,000 (b)         16,312,500

Total                                                                   65,962,500
__________________________________________________________________________________
Restaurants & lodging (0.6%)
Darden Restaurants                                  750,000 (b)          7,687,500
McDonald's                                          400,000             14,600,000

Total                                                                   22,287,500
__________________________________________________________________________________
Retail (5.6%)
Arbor Drugs                                         500,000              9,375,000
Federated Department Stores                         700,000 (b)         18,900,000
Food Lion Cl A                                    3,000,000             17,250,000
Josten's                                            300,000              7,200,000
May Department Stores                               300,000             12,712,500
Perrigo                                             650,000 (b)          8,775,000
Quality Food Centers                                825,000             20,418,750
Rite Aid                                            600,000             16,800,000
Ross Stores                                         300,000              4,800,000
Walgreen                                          1,550,000             37,975,000
Wal-Mart Stores                                   2,500,000             61,562,500

Total                                                                  215,768,750
__________________________________________________________________________________
Telecommunication equipment & services (0.8%)
NEXTEL Communications Cl A                        1,750,000 (b)         31,281,250
__________________________________________________________________________________

__________________________________________________________________________________
Textiles & apparel (0.4%)
Liz Claiborne                                       600,000             13,650,000
__________________________________________________________________________________
Utilities - telephone (2.8%)
AT & T                                              500,000             28,250,000
MCI Communications                                  600,000             14,437,500
Pacific Telesis Group                               650,000             18,443,750
U.S. West                                           875,000             38,062,500
 Windstar                                           500,000(b)           6,687,500

Total                                                                  105,881,250
__________________________________________________________________________________
Total common & preferred stocks & warrants
(Cost: $3,093,132,392)                                              $3,455,775,997
__________________________________________________________________________________

Short-term securities (1.9%)
Issuer                                 Annualized        Amount           Value(a)
                                         yield on    payable at
                                          date of      maturity
                                         purchase
__________________________________________________________________________________
U.S. government agency (--%)
Federal Home Loan Mtge Corp Disc Nts
09-08-95                                     5.69%   $  600,000     $      599,337
Federal Natl Mtge Assn Disc Nts
09-11-95                                     5.68       700,000            698,902

Total                                                                    1,298,239
__________________________________________________________________________________
Commercial paper (1.9%)
A.I. Credit
09-11-95                                     5.74     4,600,000          4,592,704
AT & T
09-21-95                                     5.75     4,200,000          4,186,653

PAGE 128
Bell Atlantic
09-14-95                                     5.74     9,700,000          9,679,964
Ciesco
09-13-95                                     5.75     6,500,000          6,487,607
Colgate Palmolive
09-19-95                                     5.76     7,000,000 (c)      6,979,945
Goldman Sachs
09-12-95                                     5.75     1,000,000            998,252
Metlife Funding
09-21-95                                     5.75     6,000,000          5,980,900
Pepsico
09-28-95                                     5.76     2,500,000 (c)      2,489,275
Pitney Bowes
09-20-95                                     5.75     3,100,000          3,090,625
Reed Elsevier
09-12-95                                     5.75     9,800,000 (c)      9,782,872
Safeco Credit
09-13-95                                     5.76     4,900,000          4,890,625
Sandoz
 09-22-95                                    5.75     3,900,000 (c)      3,886,964
SW Bell Telephone
09-08-95                                     5.76     1,300,000          1,298,549
Toyota Motor
09-01-95                                     5.75     4,400,000          4,400,000
Transamerica Financial
09-27-95                                     5.77     3,500,000          3,485,490

Total                                                                   72,230,425
__________________________________________________________________________________
Total short-term securities
(Cost: $73,528,664)                                                 $   73,528,664
__________________________________________________________________________________
Total investments in securities of unaffiliated issuers
(Cost: $3,255,807,155)                                              $3,622,612,161
__________________________________________________________________________________

Investments in securities of affiliated issuers (d)

Common stocks (6.6%)
Issuer                                                   Shares           Value(a)
__________________________________________________________________________________

Bolle America                                           325,000(b)       2,884,375
Career Horizons                                         525,000(b)      13,125,000
CIBER                                                   340,000(b)       7,990,000
Community Psych Centers                               2,629,300         30,894,275
Coram Healthcare                                      3,875,000(b)      18,890,625
DAKA Intl                                               300,000(b)       7,987,500
Envoy                                                   600,000(b)       6,300,000
FPA Medical Management                                  400,000(b)       4,400,000
HCC Insurance                                           500,000(b)      15,500,000
Health Management                                       650,000(b,f)     8,815,625
Insurance Auto Auctions                               1,100,000(b)      14,025,000
NBTY                                                  1,425,000(b)       8,460,938
Norton McNaughton                                       715,000(b)      15,193,750
Owens & Minor                                         2,100,000         30,450,000
PMT Services                                            475,000(b)       8,906,250
Regency Health Services                               1,100,000(b)      12,650,000
Renaissance Solutions                                   350,000(b)       6,912,500
Spiegel Cl A                                            810,000          9,618,750
SysteMed                                              1,275,000(b)       8,128,125
Ventritex                                             1,150,000(b)      23,287,500

__________________________________________________________________________________
Total investments in securities of affiliated issuers
(Cost: $272,811,155)                                                $  254,420,213
__________________________________________________________________________________
Total investments in securities
(Cost: $3,528,618,310)(h)                                           $3,877,032,374
__________________________________________________________________________________
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Presently non-income producing.
(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."  These securities have been determined to be liquid under guidelines established by the board of directors.
(d) Investments representing 5% or more of the outstanding voting securities of the issuer.

PAGE 129
(e) Represents a security sold under Rule 144A which is exempt from registration under the
Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board of directors.
(f) Security is partially or fully on loan.  See Note 6 to the financial statements.
(g) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(h) At Aug. 31, 1995, the cost of securities for federal income tax purposes was $3,537,538,476 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation .....................................       $  435,636,636
Unrealized depreciation .....................................          (96,142,738)
__________________________________________________________________________________
Net unrealized appreciation .................................       $  339,493,898
__________________________________________________________________________________

PAGE 130

Retirement Annuity Mutual Funds                    (Percentages represent value of
August 31, 1995                          investments compared to total net assets)
International Equity Fund
__________________________________________________________________________________
Common stocks  (91.8%)
Issuer                                               Shares               Value(a)
__________________________________________________________________________________
Argentina (1.0%)
Multi-industry conglomerates
Perez Naviera B shares                            3,047,940         $   14,453,331
__________________________________________________________________________________
Australia (4.1%)
Banks and savings & loans (0.7%)
Westpac Banking                                   2,616,000              9,833,544
__________________________________________________________________________________
Energy (0.5%)
Broken Hill Proprietary                             516,516              7,494,647
__________________________________________________________________________________
Industrial transportation (0.8%)
Brambles Inds                                     1,183,616             11,905,993
__________________________________________________________________________________
Metals (1.6%)
CRA                                                 736,800             11,798,378
Pasminco                                          9,132,600             11,534,474
                                                                       ___________
Total                                                                   23,332,852
__________________________________________________________________________________
Paper & packaging (0.5%)
Amcor                                               925,000              7,203,900
__________________________________________________________________________________
Brazil (0.6%)
Communications equipment
Telebras ADR                                        203,800(c)           8,585,075
__________________________________________________________________________________
Canada (1.7)
Aerospace & defense (0.5%)
Bombardier Cl B                                     600,800              7,327,102
__________________________________________________________________________________
Communications equipment (0.3%)
BCE Mobile                                          150,300(b)           4,687,430
__________________________________________________________________________________
Electronics (0.5%)
Northern Telecom                                    177,300              6,515,775
__________________________________________________________________________________
Energy (0.4%)
Rennaissance Energy                                 255,300(b)           5,585,341
__________________________________________________________________________________
Chile (0.6%)
Utilities - telephone
Telefonos de Chile                                  116,000              8,468,000
__________________________________________________________________________________
Denmark (0.8%)
Utilities - telephone
TeleDanmark B Shares                                220,000             11,552,420
__________________________________________________________________________________
France (8.1%)
Automotive & related (0.4%)
Peugeot                                              44,305(b)           5,856,678
__________________________________________________________________________________
Banks and savings  & loans (1.8%)
Banque Nationale de Paris                           122,600              5,029,542
Credit Commercial de France                         494,930             21,068,470
                                                                    ______________
Total                                                                   26,098,012
__________________________________________________________________________________
Building materials (0.5%)
Lafarge-Coppee (Bearer)                              92,614              6,919,748
Lafarge-Coppee Bonus Shares                           9,261                691,945
                                                                    ______________
Total                                                                    7,611,693
__________________________________________________________________________________
Energy (2.0%)
Societe Nationale Elf Aquitaine                     259,820             19,026,359
Total Petroleum Cl B                                157,500(c)           9,251,865
                                                                         _________
Total                                                                   28,278,224
__________________________________________________________________________________
PAGE 131
Financial services (0.4%)
Cie de Suez                                         131,900              5,437,182
__________________________________________________________________________________
Food (0.7%)
Danone                                               61,000             10,009,978
__________________________________________________________________________________
Insurance (0.5%)
Union des Assurances Federales                       65,000              6,582,745
__________________________________________________________________________________
Metals (0.4%)
Usinor Sacilor                                      392,840(b)           6,453,968
__________________________________________________________________________________
Multi-industry conglomerates (1.4%)
Lyonnaise des Eaux Dumez                            207,000             19,892,700
__________________________________________________________________________________
Germany (1.5%)
Banks and savings & loans (0.9%)
Commerzbank                                          55,000             12,440,065
__________________________________________________________________________________
Chemicals (0.4%)
Henkel Pfd Shares                                    13,250              5,058,108
__________________________________________________________________________________
Retail (0.2%)
Karstadt                                             14,040              6,240,204
__________________________________________________________________________________
Hong Kong (2.5%)
Multi-industry conglomerates (1.6%)
Hutchison Whampoa                                 2,897,000             13,957,746
Swire Pacific Cl A                                1,200,000              8,990,400
                                                                       ___________
Total                                                                   22,948,146
__________________________________________________________________________________
Real estate (0.5%)
Sun Hung Kai Properties                             941,000              6,837,306
__________________________________________________________________________________
Retail (0.4%)
Dairy Farm Intl                                   5,500,000(c)           5,115,000
__________________________________________________________________________________
Indonesia (0.2%)
Multi-industry conglomerates
India Fund                                          350,000              3,412,500
__________________________________________________________________________________
Italy (2.2%)
Insurance (0.6%)
INA                                               5,993,800              8,295,419
__________________________________________________________________________________
Communications equipment (1.6%)
Stet Risp                                         2,900,000              7,084,700
Telecom Italia                                    5,256,000              8,441,136
Telecom Italia Mobil                              5,256,000              7,742,088
                                                                    ______________
Total                                                                   23,267,924
__________________________________________________________________________________
Japan (28.8%)
Banks and savings & loans (3.8%)
Fuji Bank                                           391,000              8,198,488
Mitsubishi Bank                                     185,000(c)           3,784,545
Sakura Bank                                       1,000,000             10,637,000
Sanwa Bank                                          883,000             16,889,141
Sumitomo Trust & Banking                          1,148,000             15,617,392
                                                                      ____________
Total                                                                   55,126,566
__________________________________________________________________________________
Building materials (4.7%)
Asahi Glass                                         720,000              8,174,160
Daiwa Kosho Lease                                   880,000              8,568,560
JGC                                                 200,300(c)           2,376,559
NGK Spark Plug                                    1,280,000(c)          16,888,320
Nihon Cement                                      1,429,000              9,134,168
Raito Kogyo                                         424,000              9,107,520
Sho-Bond                                            180,000(b,c)         5,909,940
Tostem                                              225,000              7,042,275
                                                                       ___________
Total                                                                   67,201,502
__________________________________________________________________________________
Chemicals (0.9%)
Sekisui Chemical                                  1,014,000             12,757,134
__________________________________________________________________________________
PAGE 132
Electronics (5.5%)
Hitachi                                           1,022,000(b)          11,184,768
Kyocera                                             165,000             14,581,875
Rohm                                                319,000(c)          19,675,282
TDK                                                 400,000             20,579,600
Yokogawa Electric                                 1,370,000             12,891,700
                                                                       ___________
Total                                                                   78,913,225
__________________________________________________________________________________
Health care (1.1%)
Banyu Pharmaceuticals                               433,000              4,782,918
Sankyo Pharmaceuticals                              465,000             10,368,570
                                                                      ____________
Total                                               898,000             15,151,488
__________________________________________________________________________________
Industrial equipment  & services (1.8%)
Mitsubishi Heavy Inds                             2,000,000             14,298,000
Secom                                               170,000             11,180,730
                                                                      ____________
Total                                                                   25,478,730
__________________________________________________________________________________
Insurance (1.1%)
Tokio Marine & Fire                               1,381,000             16,385,565
__________________________________________________________________________________
Leisure time & entertainment (0.3%)
Sega Enterprises                                    110,400(c)           4,799,198
__________________________________________________________________________________
Metals  (0.6%)
Hitachi Metals                                      718,000              8,371,880
__________________________________________________________________________________
Paper & packaging (0.7%)
Nippon Paper Inds                                 1,530,000              9,764,460
__________________________________________________________________________________
Real estate (1.7%)
Mitsubishi Estates                                  620,000              7,292,440
Mitsui Fudosan                                    1,300,000             16,754,400
                                                                      ____________
Total                                                                   24,046,840
__________________________________________________________________________________
Retail (1.6%)
Amway Japan                                          52,000              1,882,868
Autobocs Seven                                       40,000(b)           4,132,320
Family Mart                                          31,500              1,385,465
Ito-Yokado                                          132,000              7,034,412
Marui                                               472,000              8,303,896
                                                                       ___________
Total                                                                   22,738,961
__________________________________________________________________________________
Telecommunications (1.1%)
DDI                                                   1,800             15,207,896
__________________________________________________________________________________
Transportation (0.7%)
Nippon Express                                    1,184,000             10,220,288
__________________________________________________________________________________
Wire & cable (2.4%)
Nippon Denso                                        800,000             14,401,600
NTN                                               1,261,000              8,422,219
Sumitomo Electric Inds                              950,000             12,340,500
                                                                       ___________
Total                                                                   35,164,319
__________________________________________________________________________________
Miscellaneous (0.8%)
Itochu                                            1,848,000             11,490,864
__________________________________________________________________________________
Malaysia (2.6%)
Banks and savings & loans (0.3%)
Malayan Banking                                     603,500              4,958,356
__________________________________________________________________________________
Building materials (0.6%)
United Engineers                                  1,370,000              9,169,410
__________________________________________________________________________________
Leisure time & entertainment (0.3%)
Resorts World                                       809,000              4,214,890
__________________________________________________________________________________
Multi-industry conglomerates (0.7%)
Sime Darby                                        3,720,000              9,467,400
__________________________________________________________________________________
Utilities - telephone (0.7%)
Telekom Malaysia                                  1,497,000             10,499,958
__________________________________________________________________________________
PAGE 133
Mexico (1.1%)
Building materials (0.9%)
Cemex & Telmex Series A ADR                          75,000                649,995
Cemex & Telmex Series B ADR                       1,130,000              5,193,644
Empresas ICA Sociedad Controladora ADR              553,500(c)           6,642,000
                                                                       ___________
Total                                                                   12,485,639
__________________________________________________________________________________
Financial services (0.1%)
Banorte Series C                                    828,000(b)           1,253,146
__________________________________________________________________________________
Retail (0.1%)
Benavides B Shares                                  586,900                748,001
__________________________________________________________________________________
Netherlands (4.5%)
Chemicals (1.1%)
Akzo Nobel                                          140,260             16,546,192
__________________________________________________________________________________
Food (1.1%)
Unilever                                            127,000             15,661,640
__________________________________________________________________________________
Industrial equipment & services (0.2%)
Stork VMF                                           116,035              2,928,143
__________________________________________________________________________________
Insurance (0.9%)
Intl Nederlanden Groep                              227,055             12,619,490
__________________________________________________________________________________
Media (1.2%)
Elsevier                                          1,400,000             17,707,200
__________________________________________________________________________________
New Zealand (1.2%)
Paper & packaging
Carter Holt Harvey                                3,851,000              8,764,876
Fletcher Challenge                                3,263,100              8,869,106
                                                                       ___________
Total                                                                   17,633,982
__________________________________________________________________________________
Norway (0.5%)
Energy (0.3%)
Saga Petroleum Cl A                                 343,860              4,315,443
__________________________________________________________________________________
Industrial transportation (0.2%)
First Olsen Tankers                                 408,000(b)           3,116,712
__________________________________________________________________________________
Philippines (0.4%)
Utilities - telephone
Philippines Long Distance Telephone ADR              99,900(c)           6,281,213
__________________________________________________________________________________
Singapore (4.1%)
Automotive & related (0.8%)
Cycle & Carriage                                  1,306,000             11,945,982
__________________________________________________________________________________
Banks and savings & loan (1.2%)
Development Bank Singapore                          539,500(b)           6,149,221
Overseas Union Bank                               1,714,350             10,613,541
                                                                       ___________
Total                                                                   16,762,762
__________________________________________________________________________________
Beverages & tobacco (0.7%)
Fraser & Neave                                      916,600             10,383,245
__________________________________________________________________________________
Industrial equipment & services (0.5%)
Sembawang Shipyard                                1,243,000              7,127,362
__________________________________________________________________________________
Industrial transportation (0.9%)
Keppel                                            1,647,000             13,210,587
__________________________________________________________________________________
Spain (4.3%)
Banks and savings & loans (1.8%)
Argentaria Bancaria de Espana                       380,000             14,514,860
Banco Popular de Espana                              70,000             10,773,490
                                                                       ___________
Total                                                                   25,288,350
__________________________________________________________________________________
Energy (0.9%)
Repsol                                              414,000             12,990,906
__________________________________________________________________________________
Telecommunications (1.6%)
Telefonica                                        1,669,800             22,635,809
__________________________________________________________________________________
PAGE 134
Sweden (1.7%)
Industrial equipment & services
Asea B Free Shares                                   94,500              8,366,463
Ericsson (LM) B Free                                750,000(b)          16,034,250
                                                                      ____________
Total                                                                   24,400,713
__________________________________________________________________________________
Switzerland (2.7%)
Banks and savings & loans (1.3%)
Swiss Bank                                          113,500(b)          19,381,374
__________________________________________________________________________________
Health care (1.4%)
Sandoz                                               28,500             20,554,799
__________________________________________________________________________________
Thailand (0.5%)
Banks and savings & loans
Siam Commercial Bank                                616,000              6,636,784
__________________________________________________________________________________
United Kingdom (16.1%)
Banks and savings & loans (1.7%)
Natl Westminster                                  2,611,744             23,853,058
__________________________________________________________________________________
Beverages & tobacco (1.7%)
BAT Inds                                          1,310,000             10,246,820
Guinness                                          1,780,000             13,563,600
                                                                     _____________
Total                                                                   23,810,420
__________________________________________________________________________________
Health care (1.7%)
Glaxo Holdings                                    1,643,800             19,541,494
SmithKline Beecham                                  580,065              5,383,583
                                                                    ______________
Total                                                                   24,925,077
__________________________________________________________________________________
Leisure time & entertainment (1.5%)
Rank Organisation                                 3,225,000             22,071,900
__________________________________________________________________________________
Machinery (1.8%)
Siebe                                             2,530,000             26,112,130
__________________________________________________________________________________
Metals (0.8%)
RTZ                                                 907,000             12,288,943
__________________________________________________________________________________
Multi-industry conglomerates (2.0%)
Ampolex                                           3,953,821              9,331,018
BTR                                               2,000,000             10,584,000
Framlington Maghreb Fund Units                       50,000(b)           2,281,250
Hanson                                            2,172,800              7,300,608
                                                                       ___________
Total                                                                   29,496,876
__________________________________________________________________________________
Retail (2.6%)
Argyll Group                                      3,230,000             17,645,490
Kingfisher                                        1,128,095              7,965,479
Next                                              1,958,100             11,729,019
                                                                      ____________
Total                                                                   37,339,988
__________________________________________________________________________________
Transportation (1.4%)
British Airways                                   3,050,000             20,163,550
__________________________________________________________________________________
Utilities - telephone (0.9%)
Vodafone Group                                    3,328,995             13,688,827
__________________________________________________________________________________
Total common stocks
(Cost: $1,250,927,329)                                              $1,324,276,435
__________________________________________________________________________________
Other (0.1%)
Japan
Fujitsu
Warrants                                             11,000         $    1,342,020
__________________________________________________________________________________
Total other
(Cost: $2,036,136)                                                  $    1,342,020
__________________________________________________________________________________

PAGE 135

Bond (0.5%)
Issuer                                            Principal              Value (a)
                                                     Amount
__________________________________________________________________________________
Renong
(U.S. Dollar)
2.50% Cv 2005                                    $6,000,000(d)      $    7,125,000
(Cost $6,005,618)
__________________________________________________________________________________

Short-term securities (9.5%)
Issuer                                 Annualized        Amount           Value(a)
                                        yield on     payable at
                                         date of       maturity
                                        purchase
__________________________________________________________________________________
U.S. government agency (0.4%)
Federal Natl Mtge Assn
09-05-95                                     5.68%  $   900,000     $      899,435
09-12-95                                     5.67     4,300,000          4,292,576
                                                                       ___________
Total                                                                    5,192,011
__________________________________________________________________________________
Commercial paper (9.1%)
Banc One Milwaukee
09-19-95                                     5.74     3,700,000          3,688,069
Barclays U.S. Funding
09-29-95                                     5.75     5,700,000          5,674,686
BBV Finance (Delaware)
09-21-95                                     5.76     6,000,000          5,980,900
CAFCO
09-22-95                                     5.75     2,500,000          2,491,658
Cargill
09-22-95                                     5.74     5,000,000          4,983,317
09-22-95                                     5.77     5,000,000          4,983,317
Ciesco LP
09-27-95                                     5.75     5,900,000          5,875,626
CIT Group
09-06-95                                     5.79     3,900,000          3,896,885
09-29-95                                     5.79     5,900,000          5,873,614
Colgate Palmolive
09-18-95                                     5.78     2,700,000(e)       2,692,669
09-28-95                                     5.77     4,300,000(e)       4,281,521
Commerzbank
09-15-95                                     5.76     8,000,000          7,982,173
Deutsche Bank Financial
09-11-95                                     5.76     2,800,000          2,795,551
Harris Bank
09-18-95                                     5.77     6,500,000          6,500,000
Intel
09-26-95                                     5.74     4,200,000          4,183,346
Lilly (Eli)
10-02-95                                     5.76     6,500,000          6,467,984
Metlife
09-21-95                                     5.76    10,200,000         10,167,530
Natl Bank Detroit Canada
09-28-95                                     5.75     2,000,000          1,991,420
PACCAR Financial
09-20-95                                     5.75     5,000,000          4,984,905
Penney (JC) Funding
09-11-95                                     5.76     3,700,000          3,694,111
09-20-95                                     5.76     2,700,000          2,691,835
PepsiCo
09-29-95                                     5.77       900,000            895,989
Pitney Bowes Credit
10-10-95                                     5.68     4,000,000          3,972,454
SAFECO Credit
09-14-95                                     5.80     3,700,000          3,692,291
Southern California Gas
10-11-95                                     5.77     2,500,000          2,484,083
Toyota Motor
09-05-95                                     5.76     6,900,000          6,895,607
Transamerica Financial
09-27-95                                     5.77     6,400,000          6,373,468

PAGE 136
USL Capital
10-06-95                                     5.76     4,400,000          4,375,531
U S WEST
09-07-95                                     5.94     1,000,000            998,887
                                                                       ___________
Total                                                                  131,569,427
__________________________________________________________________________________
Total short-term securities
(Cost: $136,776,782)                                                $  136,761,438
__________________________________________________________________________________
Total investments in securities
(Cost: $1,395,745,865)(f)                                           $1,469,504,893
__________________________________________________________________________________
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Presently non-income producing.
(c) Security is partially or fully on loan.  See Note 6 to the financial statements.
(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.  This security has been determined to be liquid under guidelines established by the board of directors.
(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."  This security has been determined to be liquid under guidelines established by the board of directors.
(f) At Aug. 31, 1995, this also represents the cost of securities for federal income tax purposes.  The aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                             $  127,406,605
Unrealized depreciation                                                (53,647,577)
__________________________________________________________________________________
Net unrealized appreciation                                         $   73,759,028
__________________________________________________________________________________

PAGE 137

Retirement Annuity Mutual Funds                   (Percentages represent value of
August 31, 1995                         investments compared to total net assets)
Aggressive Growth Fund
__________________________________________________________________________________
Bond (0.3 %)
Issuer                                           Principal               Value(a)
                                                    Amount
__________________________________________________________________________________
Boston Chicken
Zero Coupon Cv with attached put
   8.00% 2015                                  $20,000,000 (e)      $    4,675,000
(Cost: $4,249,115)
__________________________________________________________________________________

Common & preferred stocks (87.9%)
Issuer                                              Shares               Value(a)
__________________________________________________________________________________
Aerospace & defense (0.5%)
Loral                                              140,000               7,665,000
__________________________________________________________________________________
Automotive & related (0.3%)
Titan Wheel Intl                                   157,600               4,215,800
__________________________________________________________________________________
Banks and savings & loans (2.9%)
Bank of Boston                                     280,000              12,320,000
Citicorp                                           175,000              11,615,625
First Fidelity Bancorporation                      120,000               7,845,000
Green Tree Financial                              160, 000               9,320,000

Total                                                                   41,100,625
__________________________________________________________________________________
Beverages & tobacco (0.7%)
Canandaigua Wine                                   210,000 (b)           9,922,500
__________________________________________________________________________________
Building materials (1.2%)
Centex                                             250,000               7,312,500
Tyco Intl                                          150,000               8,868,750

Total                                                                   16,181,250
__________________________________________________________________________________
Chemicals (2.1%)
Air Products & Chem                                130,000               6,971,250
IMC Global                                         120,000               7,590,000
Praxair                                            310,000               8,060,000
U.S. Filter                                        350,000 (b)           7,700,000

Total                                                                   30,321,250
__________________________________________________________________________________
Communications equipment (5.2%)
ADC Telecommunications                             280,000 (b)          10,850,000

See accompanying notes to investments in securities.

Andrew                                             110,000 (b)           6,407,500
Ascend Communications                              100,000 (b)           6,450,000
BroadBand Technologies                             220,000 (b)           5,390,000
Cascade Communications                             100,000 (b)           4,550,000
EIS Intl                                           330,000 (b)           6,228,750
General Instrument                                 180,000 (b)           6,570,000
Mobile Telecommunication Technologies              225,000 (b)           6,918,750
Stratacom                                          140,000 (b)           6,860,000
Tellabs                                            275,000 (b)          12,856,250

Total                                                                   73,081,250
__________________________________________________________________________________
Computers & office equipment (19.4%)
American Management Systems                        375,000 (b)           9,562,500
Broadway & Seymour                                 370,000 (b)          10,498,750
Ceridian                                           210,000 (b)           9,187,500
Cisco Systems                                      485,000 (b)          31,828,125
Computer Sciences                                  180,000 (b)          10,845,000
Computron Software                                  12,700 (b)             241,300
First Data                                         130,000               7,588,750
Gateway  2000                                      250,000 (b)           6,656,250
Informix                                           280,000 (b)           7,840,000

PAGE 138
Intersolv                                          290,000 (b)           5,727,500
Key Tronic                                         300,000 (b)           4,575,000
Komag                                              110,000 (b)           6,847,500
Macromedia                                         150,000 (b)           7,462,500
Mercury Interactive                                270,000 (b)           6,108,750
MicroAge                                           440,000 (b)           5,170,000
Minnesota Educational Computing                    230,000 (b)           6,670,000
National Data                                      225,000               5,793,750
NETCOM                                             190,000 (b)           7,101,250
Network General                                    250,000 (b)           8,796,875
Novell                                             300,000 (b)           5,400,000
Oracle                                             450,000 (b)          18,056,250
Parametric Technology                              280,000 (b)          15,470,000
Sanmina                                            150,000 (b)           6,825,000
Sierra On-line                                     270,000 (b)          10,530,000
Silicon Graphics                                   180,000 (b)           7,605,000
Softkey Intl                                       190,000 (b)           7,576,250
Sterling Software                                  200,000 (b)           8,925,000
Storemedia                                         106,700 (b)           4,428,050
Symantec                                           220,000 (b)           6,352,500
Synopsys                                           115,000 (b)           6,670,000
3Com                                               300,000 (b)          11,700,000
Wonderware                                         180,000 (b)           6,210,000

Total                                                                  274,249,350
__________________________________________________________________________________
Electronics (11.5%)
AVX                                                231,900 (b)           7,362,825
Applied Materials                                   90,000 (b)           9,360,000
Atmel                                              260,000 (b)           8,222,500
Credence Systems                                   210,000 (b)           7,402,500
Cypress Semiconductor                              140,000 (b)           6,387,500
GaSonics Intl                                      150,000 (b)           5,212,500
Intel                                              125,000               7,671,875
Integrated Device Technology                       240,000 (b)          13,830,000
ITI Technologies                                   260,000 (b)           7,280,000
ITEL                                               185,000 (b)           6,983,750
KLA Instruments                                     80,000 (b)           6,840,000
LAM Research                                       100,000 (b)           6,025,000
Linear Technology                                  120,000               9,720,000
Maxim Integrated Products                          140,000 (b)          10,675,000
Microchip Technologies                             250,000 (b)           9,500,000
Micron Technology                                  220,000              16,912,500
Molex                                              180,000               7,740,000
Plasma & Materials Technologies                     80,000 (b)           1,520,000
Vishay Intertechnology                             130,000 (b)           5,265,000
Xilinx                                             180,000 (b)           7,717,500

Total                                                                  161,628,450
__________________________________________________________________________________
Energy (0.5%)
Noble Affiliates                                   240,000               6,630,000
__________________________________________________________________________________
Energy equipment and services (1.6%)
Baker Hughes                                       350,000               7,875,000
Fluor                                              130,000               7,605,000
Global Marine                                    1,100,000 (b)           7,425,000

Total                                                                   22,905,000
__________________________________________________________________________________
Financial services (3.1%)
ADVANTA A                                           20,000                 827,500
ADVANTA B                                          200,000               7,475,000
First Financial Management                          50,000               4,506,250
Olympic Financial                                  300,000 (b)           6,862,500
Paychex                                            360,000              14,760,000
Price (T. Rowe) Associates                          75,000               3,562,500
Salomon                                            160,000               6,140,000

Total                                                                   44,133,750
__________________________________________________________________________________
Foreign (7.1%)
Astra A                                            205,000               6,799,030
Autoliv                                            120,000 (b)           7,252,680
Danka Business Systems                             400,000              12,100,000
Loewen Group                                       210,000               8,032,500
Nera Telecom                                        42,000 (b)           1,372,875
Nokia Preferred                                    350,000 (b)          24,281,250
Renaissance Energy                                 275,000 (b)           6,016,329

PAGE 139
SAP Preferred                                       75,000              11,104,650
Schlumberger                                       120,000               7,740,000
Seagram                                            210,000               7,770,000
Teva Pharmaceutical ADR                            200,000               7,575,000

Total                                                                  100,044,314
__________________________________________________________________________________

Health care (9.1%)
Amgen                                              170,000 (b)           8,138,750
AMSCO Intl                                         400,000 (b)           7,150,000
Arrow Intl                                         150,000               6,150,000
Autoimmune                                         291,500 (b)           4,190,312
Biogen                                             140,000 (b)           7,665,000
Biomet                                             450,000 (b)           7,312,500
CliniCom                                           325,000 (b)           6,987,500
Cordis                                             110,000 (b)           8,497,500
Emisphere Technologies                             252,400 (b)           1,956,100
Forest Labs                                        164,100 (b)           7,343,475
Gensia                                             300,000 (b)           1,687,500
Gilead Sciences                                    275,000 (b)           5,981,250
IDEXX Laboratories                                 850,000 (b)          28,793,750
Medtronic                                           90,000               8,493,750
SciClone Pharmaceuticals                           602,100 (b)           5,268,375
Sequus Pharmaceuticals                             353,300 (b)           4,637,062
Target Therapeutics                                160,000 (b)           7,800,000

Total                                                                  128,052,824
__________________________________________________________________________________
Health care services (5.2%)
Caremark Intl                                      350,000               7,262,500
Curative Technologies                              140,000 (b)           1,837,500
Foundation Health                                  106,800 (b)           3,697,950
HBO & Company                                      532,000              29,260,000
Medaphis                                           250,000 (b)           5,781,250
Patterson Dental                                   250,000 (b)           6,500,000
PhyCor                                             180,000 (b)           7,515,000
Physician Resources Group                          275,000 (b)           4,846,875
Stewart Enterprises                                220,000               7,012,500

Total                                                                   73,713,575
__________________________________________________________________________________
Industrial equipment & services (4.9%)
Case                                               200,000               7,550,000
Cincinnati Milacron                                225,000               7,453,125
Computational Systems                               85,000 (b)           1,317,500
Energy Biosystems
8% Cv Pfd                                           35,000 (b,c)         1,627,500
KEMET                                              120,000 (b)           6,840,000
Lincoln Electric                                   250,000 (b)           7,406,250
Littlefuse                                         215,000 (b)           7,148,750
Sanifill                                           300,000 (b)           9,562,500
Thermo Electron                                    300,000 (b)          12,937,500
United Waste Systems                               200,000 (b)           7,750,000

Total                                                                   69,593,125
__________________________________________________________________________________
Insurance (0.6%)
Horace Mann Educators                              275,000               7,803,125
__________________________________________________________________________________
Leisure time & entertainment (1.3%)
Ride                                               421,700 (b)           7,379,750
Station Casinos                                    385,000 (b)           7,459,375
3DO                                                300,000 (b)           3,862,500

Total                                                                   18,701,625
__________________________________________________________________________________
Media (1.3%)
Infinity Broadcasting Cl A                         225,000 (b)           8,071,875
Thomas Nelson                                       53,400               1,361,700
Viacom Cl B                                        170,000 (b)           8,266,250

Total                                                                   17,699,825
__________________________________________________________________________________
Multi-industry  conglomorates (0.8%)
Kelly Services                                     250,000               7,187,500
Veeco Instruments                                  206,000 (b)           4,635,000

Total                                                                   11,822,500
__________________________________________________________________________________

PAGE 140
Paper & packaging (1.0 %)
Crown Cork & Seal                                  175,000 (b)           7,875,000
Stone Container                                    300,000               6,525,000

Total                                                                   14,400,000
__________________________________________________________________________________
Restaurants & lodging (1.3%)
Applebee's Intl                                    150,000               4,500,000
Boston Chicken                                      50,000 (b)           1,200,000
Hospitality Franchise                              260,000 (b)          12,187,500

Total                                                                   17,887,500
__________________________________________________________________________________
Retail (5.3%)
CUC Intl                                           460,000 (b)          15,697,500
Egghead                                            500,000 (b)           6,000,000
Family Dollar Stores                               400,000               7,300,000
Federated Dept Stores                              260,000 (b)           7,020,000
General Nutrition                                  184,200 (b)           7,690,350
Jostens                                            330,000               7,920,000
Office Depot                                       210,000 (b)           6,536,250
Rite Aid                                           260,000               7,280,000
Viking Office Products                             270,000 (b)           9,720,000

Total                                                                   75,164,100
__________________________________________________________________________________
Textiles & apparel (0.5%)
Nine West Group                                    175,000 (b)           7,459,375
__________________________________________________________________________________
Utilities - telephone (0.5%)
Palmer Wireless                                    300,000 (b)           6,900,000
__________________________________________________________________________________
Total common & preferred stocks
(Cost: $912,331,536)                                                $1,241,276,113
__________________________________________________________________________________

Short-term securities (12.2%)
Issuer                                 Annualized        Amount           Value(a)
                                        yield on     payable at
                                         date of       maturity
                                        purchase
__________________________________________________________________________________
U.S. government agency (0.3%)
Federal Home Loan Mtge Corp Disc Nts
09-20-95                                     5.66%   $4,500,000     $    4,486,605

__________________________________________________________________________________
Certificate of Deposit (0.4 %)
NationsBank Nts
09-12-95                                     5.75     5,600,000          5,587,527
__________________________________________________________________________________
Commercial paper (11.5%)
Amer General
09-13-95                                     5.76     8,100,000          8,084,529
10-11-95                                     5.77     8,200,000          8,147,702
Avco
09-27-95                                     5.75     3,900,000          3,883,860
CAFCO
09-05-95                                     5.75     7,300,000          7,295,352
09-14-95                                     5.75     5,000,000          4,989,672
10-26-95                                     5.75     6,000,000          5,947,750
Cargill
09-05-95                                     5.75     4,900,000          4,896,897
09-22-95                                     5.77     5,000,000          4,983,317
CIT Group
09-26-95                                     5.76     8,400,000          8,366,575
Commerzbank U.S. Finance
10-03-95                                     5.76     2,200,000          2,188,795
CPC Intl
09-21-95                                     5.89     9,700,000(d)       9,665,850
Dresdner U.S. Finance
09-06-95                                     5.83     7,000,000          6,993,743
Fleet Funding
09-19-95                                     5.75     7,000,000(d)       6,979,945
Goldman Sachs
09-12-95                                     5.75     7,800,000          7,786,367

PAGE 141
Household Finance
09-12-95                                     5.78     8,500,000          8,485,066
Lilly (Eli)
10-13-95                                     5.70     7,500,000          7,444,951
Merrill Lynch
11-07-95                                     5.76     2,500,000          2,472,422
Metlife Funding
09-01-95                                     5.75     7,600,000          7,600,000
Mobil  Australia
10-31-95                                     5.79     3,500,000(d)       3,465,366
Motorola
09-14-95                                     5.75     4,200,000          4,191,325
Norfolk Southern
09-18-95                                     5.96     1,100,000(d)       1,096,370
Pacific Mutual
09-06-95                                     5.76     1,100,000          1,099,123
Penney J.C. Funding
09-11-95                                     5.76       900,000            898,568
PepsiCo
09-29-95                                     5.77     6,500,000          6,471,032
Pitney Bowes Credit
10-10-95                                     5.68     6,000,000          5,958,681
Safeco Credit
09-07-95                                     5.95     6,000,000          5,992,379
Sandoz
10-24-95                                     5.75     5,500,000          5,451,149
11-20-95                                     5.78     3,500,000          3,454,010
Southwestern Bell Capital
10-05-95                                     5.67     3,000,000(d)       2,981,881
USL Capital
10-12-95                                     5.77     1,800,000          1,788,253
US WEST
09-08-95                                     5.92     2,900,000          2,896,194

Total                                                                  161,957,124
__________________________________________________________________________________
Total short-term securities
(Cost: $172,070,010)                                                $  172,031,256
__________________________________________________________________________________
Total investments in securities
(Cost: $1,088,650,661)(f)                                           $1,417,982,369
__________________________________________________________________________________
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Presently non-income producing.
(c) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.  These securities have been determined to be liquid under guidelines established by the board of directors.
(d) Commerical paper sold within terms of a private placement memorandum, exempt from registration under section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."  These securities have been determined to be liquid under guidelines established by the board of directors.
(e) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(f) At Aug. 31, 1995, the cost of securities for federal income tax purposes was
$1,089,815,426 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation......................................       $  337,503,485
Unrealized depreciation......................................           (9,336,542)
__________________________________________________________________________________
Net unrealized appreciation..................................       $  328,166,943
__________________________________________________________________________________

PAGE 142

Retirement Annuity Mutual Funds                    (Percentages represent value of
August 31, 1995                          investments compared to total net assets)
Special Income Fund

Bonds (92.8%)
Issuer                                                    Coupon           Maturity          Principal            Value(a)
                                                           rate              year             amount
___________________________________________________________________________________________________________________________________
U.S. government obligations (14.0%)
Resolution Financial Trust Company Strips
  Zero Coupon                                              8.03%            2015            70,000,000(k)     $   17,949,400
Resolution Funding                                         8.125            2019             7,065,000             8,083,278
U.S. Treasury Bonds                                        7.25             2016            12,700,000            13,415,518
                                                           7.50             2016            40,000,000            43,398,400
                                                           8.125            2019            50,000,000            57,973,500
U.S. Treasury Notes                                        6.375            2002            14,000,000            14,136,080
                                                           7.50             2001            50,000,000            53,405,500
                                                           7.875            1996            30,000,000            30,300,300

Total                                                                                                            238,661,976
___________________________________________________________________________________________________________________________________
Mortgage backed securities (18.2%)
Federal Home Loan Mtge Corp                                8.00             2024             4,876,823             4,983,528
                                                           8.00             2024             5,802,648             5,929,610
                                                           9.00             2007            14,724,221            15,437,462
                                                           9.00             2025             4,653,507             4,858,541
  Collateralized Mtge Obligation                           7.00             2022            10,455,000            10,046,210
                                                           7.00             2022            12,940,000            12,417,095
                                                           8.50             2022            10,000,000            10,731,400
  Inverse Floater                                          2.90             2023             6,101,857(g)          3,193,773
  Inverse Floater                                          3.56             2024            16,150,000(g)          7,957,912
Federal Natl Mtge Assn                                     6.00             2024             9,727,651             9,128,817
                                                           6.50             2023            70,216,631            67,539,973
                                                           6.50             2010            14,589,673            14,393,587
                                                           8.00             2021               898,870               918,250
                                                           8.00             2022             5,994,391             6,123,630
                                                           8.50             2007            15,338,113            15,922,648
                                                           8.50             2023            12,287,226            12,701,920
                                                           9.00             2005            31,173,102            32,702,454
                                                           9.00             2024            12,895,107            13,459,267
  Inverse Floater                                          3.76             2023            7,244,751(g)           4,388,581
  Inverse Floater                                          1.75             2021            10,977,637(g)          6,630,822
Government Natl Mtge Assn                                  6.00             2023            19,644,461            18,355,392
                                                           6.00             2024            24,024,378            22,447,899
  Adjustable Rate Mortgage                                 6.00             2024             9,544,390(i)          9,699,486

Total                                                                                                            309,968,257
___________________________________________________________________________________________________________________________________
Airlines (1.1%)
AMR                                                        9.50             2001             4,500,000             4,920,660
See accompanying notes to investments in securities.

Delta Air Lines
  Sr Deb                                                  10.375            2011             6,250,000             7,316,687
Reno Air
  Cv                                                       9.00             2002             1,000,000(d,h)          995,000
United Air Lines                                          10.67             2004             4,500,000             5,229,990

Total                                                                                                             18,462,337
___________________________________________________________________________________________________________________________________
Automotive & related (2.2%)
Ford Motor Credit                                          7.50             2003             5,000,000             5,181,850
GMAC                                                       5.95             1998            10,000,000             9,829,500
                                                           7.85             1997            20,000,000            20,614,400
Mascotech                                                  4.50             2003             3,500,000             2,616,250

Total                                                                                                             38,242,000
___________________________________________________________________________________________________________________________________
Banks and savings & loans (1.1%)
BankAmerica                                                7.50             2002             7,500,000             7,769,925
Fleet/Norstar Fin'l                                        9.00             2001             5,000,000             5,537,250
                                                           9.90             2001             5,000,000             5,716,350

Total                                                                                                             19,023,525

PAGE 143
___________________________________________________________________________________________________________________________________
Building materials (1.3%)
Centex                                                     9.05             1996             5,000,000             5,092,100
Georgia-Pacific                                            8.125            2023             5,000,000             4,990,750
MDC Holding                                               11.125            2003             2,500,000             2,246,875
Masco                                                      9.00             2001             5,000,000             5,572,950
Peters (JM)                                               12.75             2002             1,380,000             1,243,725
Southdown
  Sub Nts                                                 14.00             2001             3,000,000             3,382,500

Total                                                                                                             22,528,900
___________________________________________________________________________________________________________________________________
Chemicals (0.7%)
G-I Holdings
  Zero Coupon
  Sub Nts                                                 11.37             1998             4,000,000(k)          2,910,000
General Chemical                                           9.25             2003             5,000,000             4,975,000
Huntsman                                                  11.00             2004             3,500,000             3,845,625

Total                                                                                                             11,730,625
___________________________________________________________________________________________________________________________________
Computers & office equipment (0.2%)
Conner Peripherals
  Cv                                                       6.50             2002             3,000,000             2,610,000
___________________________________________________________________________________________________________________________________
Electronics (0.2%)
Berg Electronics                                          11.375            2003             3,000,000             3,165,000
___________________________________________________________________________________________________________________________________
Energy (2.9%)
Atlantic Richfield                                         8.75             2032            10,000,000            11,652,300
Mesa Capital                                              12.75             1998             5,000,000(j)          4,625,000
Occidental Petroleum                                      10.98             2000             5,000,000             5,820,150
  with attached put                                        9.25             2019             8,725,000            10,332,319
Oryx Energy                                               10.00             2001             5,000,000             5,456,250
PDV America                                                7.875            2003             7,500,000             6,853,050
Triton Energy
  Zero Coupon                                              9.75             1996             5,000,000(l)          4,525,000

Total                                                                                                             49,264,069
___________________________________________________________________________________________________________________________________
Energy equipment & services (0.2%)
McDermott                                                  9.375            2002             3,000,000             3,378,150
___________________________________________________________________________________________________________________________________
Financial services (1.8%)
Developers Div Realty                                      7.00             1999             1,500,000             1,520,625
First Union REIT
  Sub Nts                                                  8.875            2003             4,000,000             3,560,000
GPA Delaware                                               8.75             1998             3,000,000             2,670,000
Household Finance                                          9.55             2000             6,500,000             7,250,685
Liberty Property Trust
  Cv                                                       8.00             2001             1,250,000             1,268,750
Malan Realty REIT
  Cv                                                       9.50             2004             2,750,000             2,437,187
Olympic Financial                                         13.00             2000             6,500,000             6,865,625
Salomon                                                    8.91             1998             4,800,000             4,983,888

Total                                                                                                             30,556,760
___________________________________________________________________________________________________________________________________
Food (0.1%)
Specialty Foods                                           11.25             2003             1,000,000(d)            995,000
  Zero Coupon                                             13.00             1999             1,000,000(d,l)          515,000

Total                                                                                                              1,510,000
___________________________________________________________________________________________________________________________________
Foreign (21.3%)(c)
Aegon
  (Euro Dollar) Cv                                         4.75             2004             1,175,000             1,421,750
 Alcan Aluminum
  (U.S. Dollar)                                            8.875            2022             6,750,000             7,338,398
Banca Italy N.Y.
  (U.S. Dollar)                                            8.25             2007             5,000,000             5,206,600
Carter Holt Harvey
  (U.S. Dollar)                                            8.875            2004             5,000,000             5,636,150
City of Helsinki
  (U.S. Dollar) Sr Nts                                     7.95             2006             2,000,000(e)          1,889,200
  (U.S. Dollar)                                            8.40             2007             1,800,000(e)          1,768,500
  (U.S. Dollar)                                            8.45             2006             1,200,000(e)          1,176,000
  (U.S. Dollar)                                            8.70             2006             1,600,000(e)          1,596,480
  (U.S. Dollar)                                            9.20             2006             1,500,000(e)          1,524,750

PAGE 144
Doman Industries
  (U.S. Dollar)                                            8.75             2004             5,000,000             4,856,250
Ford Capital BV
  (U.S. Dollar)                                            9.875            2002             5,000,000             5,814,700
Govt of Canada
  (Canadian Dollar)                                        7.82             2001            17,000,000            14,229,289
Govt of Poland
  (U.S. Dollar) Stepup Nts                                 3.25             2014            38,000,000(j)         23,251,250
  (U.S. Dollar)                                            7.75             2000             7,000,000(d)          7,000,000
  (U.S. Dollar) Stepup Nts                                 2.75             2024            15,000,000(j)          6,581,250
Groupe Videotron
  (U.S. Dollar)                                           10.625            2005             2,000,000             2,110,000
Guang Dong Enterprise
  (U.S. Dollar)                                            8.75             2003             7,500,000(d)          6,756,000
Gulf Canada Resources
  (U.S. Dollar)                                            9.00             1999             5,000,000             5,075,000
Hydro Quebec
  (U.S. Dollar)                                            8.50             2029            20,000,000            21,634,600
Korea Electric Power
  (U.S. Dollar)                                            7.75             2013             3,100,000             3,132,395
MacMillan Bloedel
  (U.S. Dollar)                                            8.50             2004             7,500,000             8,123,025
Mexican U.S. Series C
  (U.S. Dollar)                                            6.938            2019             4,000,000(b,g)        2,845,000
Mexican Cetes
  (Mexican Peso)
  Zero Coupon
  Treasury Bill                                              --             1996            79,102,180            10,662,104
  Treasury Bill                                              --             1996           152,704,770            21,081,199
  Treasury Bill                                              --             1996            40,277,580             5,663,431
Ogden
  (Euro Dollar) Cv                                         6.00             2002             2,200,000             2,021,250
Petronas
  (U.S. Dollar) Cv                                         7.75             2015            10,000,000(d)         10,203,700
Philip Long Distance Telephone
  (U.S. Dollar)                                           10.625            2004             2,500,000             2,675,000
Province of Quebec
  (U.S. Dollar)                                           11.00             2015             2,500,000             2,996,475
PT Indah Kiat Pulp & Paper
  (U.S. Dollar)                                           11.875            2002             5,000,000             5,156,250
Pueblo Extra Int'l
  (U.S. Dollar) Sr Nts                                     9.50             2003             4,000,000             3,840,000
 Qantas Air
  (U.S. Dollar)                                            7.50             2003             7,500,000(d)          7,494,375
Repap New Brunswick
  (U.S. Dollar)                                           10.625            2005             2,000,000             2,027,500
Republic of Argentina
  (U.S. Dollar)                                            4.25             2023            25,000,000            11,796,875
  (U.S. Dollar)                                            7.125            2023            10,000,000             5,712,500
  (U.S. Dollar)                                            7.31             2005            34,300,000            20,987,313
Republic of Brazil
  (U.S. Dollar)                                            4.00             2014            35,113,500            17,447,020
  (U.S. Dollar)                                            4.00             2024            10,000,000             4,543,750
  (U.S. Dollar)                                            5.187            2024             7,500,000(j)          4,298,438
  (U.S. Dollar)                                            6.06             2001             9,500,000             7,855,313
  (U.S. Dollar)                                            6.75             2012             5,000,000             2,640,625
  (U.S. Dollar)                                            7.25             2006            10,000,000             6,200,000
Republic of Columbia
  (U.S. Dollar)                                            7.25             2004             5,300,000             4,851,885
Republic of Italy
  (U.S. Dollar)                                            6.875            2023             7,500,000             6,760,800
Rogers Cable Systems
  (Canadian Dollar)                                        9.65             2014             2,700,000             1,684,106
Rogers Cantel Mobile
  (U.S. Dollar)                                           10.75             2001             3,000,000             3,108,750
Tarkett
  (U.S. Dollar)                                            9.00             2002             4,000,000(d)          4,050,000
Telecom Argentina
  (U.S. Dollar)                                            8.375            2000             5,000,000(d)          4,400,000
Telekom Malaysia
  (U.S. Dollar)                                            7.875            2025            10,000,000(d)         10,285,700
United Kingdom Treasury
  (British Pound)                                          8.00             2003             9,500,000            14,740,010
United Mexican States
  (U.S. Dollar)                                            8.50             2002             9,000,000             7,957,620
WMC Finance USA
  (U.S. Dollar)                                            7.25             2013            10,000,000             9,898,900

Total                                                                                                            362,007,476

PAGE 145
___________________________________________________________________________________________________________________________________
Furniture & appliances (0.6%)
Black & Decker                                             6.625            2000            10,000,000             9,950,000
___________________________________________________________________________________________________________________________________
Health care (0.1%)
Chiron
  Cv                                                       1.90             2000             1,400,000             1,263,500
___________________________________________________________________________________________________________________________________
Health care services (1.8%)
Amerisource Distribution
  Pay-in-kind                                                --             2005             1,996,339(m)          2,138,578
Charter Medical
   Sr Sub Nt                                              11.25             2004             5,000,000(d)          5,400,000
Columbia/HCA Healthcare                                    7.69             2025             6,500,000             6,559,735
Foundation Health                                          7.75             2003             3,250,000             3,309,800
Hillhaven                                                 10.125            2001             3,000,000             3,266,250
Tenet Healthcare
  Sr Sub Nt                                               10.125            2005             8,800,000             9,262,000

Total                                                                                                             29,936,363
___________________________________________________________________________________________________________________________________
Household products (0.3%)
Revlon Consumer Products                                   9.375            2001             2,500,000             2,481,250
Sweetheart Cup
  Sr Sub Nt                                                9.625            2000             2,000,000             1,975,000

Total                                                                                                              4,456,250
___________________________________________________________________________________________________________________________________
Industrial machines & services (1.0%)
ADT Operations                                             9.25             2003             3,500,000             3,626,875
Case                                                       7.25             2005             5,000,000             5,052,200
Clark Equipment                                            9.75             2001             5,000,000             5,623,750
IDEX                                                       9.75             2002             3,000,000             3,172,500

Total                                                                                                             17,475,325
___________________________________________________________________________________________________________________________________
Industrial transportation (0.3%)
CSX                                                        9.23             1998             5,000,000             5,315,950
___________________________________________________________________________________________________________________________________
Insurance (1.3%)
Americo Life                                               9.25             2005             4,500,000             4,156,875
NAC Re
  Cv                                                       5.25             2002             2,000,000(d,e)        1,975,000
Nationwide CSN Trust                                       9.875            2025             6,500,000(d)          7,245,355
Nationwide Mutual                                          7.50             2024             4,000,000(d)          3,726,000
New England Mutual
  Credit Sensitive Nts                                     7.875            2024             5,000,000(d)          4,756,750

Total                                                                                                             21,859,980
___________________________________________________________________________________________________________________________________
Leisure time & entertainment (0.8%)
Bally's Park Place Funding
  1st Mtge                                                 9.25             2004             3,500,000             3,294,375
GNF Bally                                                 10.625            2003             2,450,000             2,128,438
MGM Grand Hotel Finance                                   12.00             2002             3,000,000             3,296,250
Premier Parks                                             12.00             2003             2,500,000             2,525,000
Trump Taj Mahal
  Pay-in-kind                                                --             1999             3,627,187(m)          3,046,837

Total                                                                                                             14,290,900
___________________________________________________________________________________________________________________________________
Media (4.4%)
Ackerley Communications
  Sr Secured Nts                                          10.75             2003             2,500,000(d)          2,628,125
Adelphia Communications                                   12.50             2002             3,000,000             3,093,750
Benedek Broadcast
  Sr Nts                                                  11.875            2005             1,875,000(d)          1,980,469
Cablevision Systems                                       10.75             2004             2,000,000             2,132,500
Continental Cablevision
  Sr Deb                                                   8.875            2005             5,000,000             5,031,250
Cox Communications                                         7.625            2025            10,000,000             9,865,100
News America Holdings                                      7.50             2000             7,000,000             7,140,000
                                                           8.875            2023             7,000,000             7,691,250
                                                          12.00             2001             5,000,000             5,581,250
Paramount Communications                                   7.00             2003             2,500,000             2,381,325
Scandinavian Broadcasting
  Cv                                                       7.25             2005             5,000,000(d)          5,437,500
Time Warner Entertainment                                  8.375            2033             7,500,000             7,509,375
                                                           6.835            2000             2,500,000(j)          2,521,875

PAGE 146
                                                           7.975            2004             1,500,000             1,524,375
                                                           8.11             2006             3,000,000             3,063,750
                                                           8.18             2007             3,000,000             3,060,000
   Zero Coupon Cv                                          6.59             2012             4,750,000(k)          1,603,125
ViaCom Intl                                                8.00             2006             3,000,000             2,925,000

Total                                                                                                             75,170,019
___________________________________________________________________________________________________________________________________
Metals (0.8%)
Magma Copper                                              12.00             2001             5,000,000             5,531,250
Sahaviriya
  Cv                                                       3.50             2005             3,000,000(d,h)        3,030,000
Santa Fee Gold                                             8.375            2005             5,000,000             4,956,250

Total                                                                                                             13,517,500
___________________________________________________________________________________________________________________________________
Multi-industry (0.5%)
Fairchild Industries                                      12.25             1999             2,000,000             2,037,500
Mark IV Industries                                         8.75             2003             3,500,000             3,587,500
Tally
  Zero Coupon                                             12.25             1998             1,750,000(l)          1,225,000
Tally Mfg & Technology                                    10.75             2003             2,500,000             2,500,000

Total                                                                                                              9,350,000
___________________________________________________________________________________________________________________________________
Natural gas (1.2%)
Tenneco Credit                                             9.625            2001            10,000,000            11,242,000
Transco Energy                                             9.875            2020             6,000,000             7,267,500
Transtexas Gas
  Sr Secured Nts                                          11.50             2002             2,500,000             2,631,250

Total                                                                                                             21,140,750
___________________________________________________________________________________________________________________________________
Paper & packaging (3.1%)
Chesapeake                                                 9.875            2003             5,000,000             5,826,700
Crown Cork & Seal                                          8.00             2023             5,000,000             5,072,100
Federal Paperboard                                        10.00             2011             6,000,000             7,271,100
Gaylord
  Zero Coupon                                             11.23             1996             5,500,000(l)          5,500,000
Owens Illinois                                            11.00             2003             5,000,000             5,475,000
Plastic Container                                         10.75             2001             2,000,000             2,052,500
Pope & Talbot                                              8.375            2013             4,000,000             3,739,480
Sapi
  Cv                                                       7.50             2002             2,000,000(d)          2,062,500
Scotia Pacific Holding                                     7.95             2015             6,822,720             6,971,250
Silgan
  Sr Sub Nt                                               11.75             2002             2,000,000             2,112,500
  Zero Coupon                                             13.25             1995             2,000,000(l)          1,862,500
Stone Container                                            9.875            2001             3,000,000             2,977,500
                                                          12.625            1998             1,500,000             1,650,000

Total                                                                                                             52,573,130
___________________________________________________________________________________________________________________________________
Restaurants & lodging (0.2%)
Hammons (John Q) Hotel                                     8.875            2004             3,400,000             3,221,500
___________________________________________________________________________________________________________________________________
Retail (2.0%)
Dairy Mart Stores                                         10.25             2004             1,500,000             1,261,875
Eye Care Ctr
  Cv                                                      12.00             2003             3,000,000(d)          2,550,000
Kroger                                                     9.25             2005             3,000,000             3,240,000
Pathmark Stores                                            9.625            2003             5,000,000             5,000,000
Penn Traffic                                               9.625            2005             6,000,000             4,860,000
Penney (JC)                                                9.05             2001             5,000,000             5,563,650
Pep Boys
  Cv                                                       4.00             1999             1,500,000             1,410,000
Ralph's Grocery                                           10.45             2004             3,500,000             3,430,000
Revco                                                      9.125            2000             2,000,000             2,085,000
Stop & Shop                                                9.75             2002             3,000,000             3,243,750
Super-Rite Foods
  Sr Sub Nts                                              10.625            2002             2,000,000             2,170,000

Total                                                                                                             34,814,275
___________________________________________________________________________________________________________________________________
Telecommunications equipment & services (0.8%)
Celcaribe                                                 13.50             2004             3,150,000(d,k)        2,384,750
CenCall Communications
  Zero Coupon                                             16.48             1999             4,000,000(l)          2,075,000
Comcast Cellular
  Zero Coupon with attached put                            9.53             1995             5,500,000(k)          4,104,375

PAGE 147
Panamsat
  Sr Nts                                                   9.75             2000             3,000,000             3,120,000
 U.S. Cellular
  Zero Coupon with attached put                            6.00             2015             3,400,000(k)          1,202,750

Total                                                                                                             12,886,875
___________________________________________________________________________________________________________________________________
Textiles & apparel (0.9%)
Dominion Textiles                                          8.875            2003             4,000,000             3,985,000
JP Stevens                                                 9.00             2017             2,500,000             2,475,000
VF                                                         9.50             2001             5,000,000             5,663,100
WestPoint Stevens                                          8.75             2001             2,500,000             2,471,875

Total                                                                                                             14,594,975
___________________________________________________________________________________________________________________________________
Utilities - electric (4.9%)
Arizona Public Service                                     8.75             2024             2,500,000             2,690,800
Boston Edison                                              9.875            2020             5,000,000             5,647,600
Cleveland Electric                                         9.50             2005             6,000,000             6,112,260
Long Island Lighting                                       9.625            2024             9,000,000             9,326,340
Louisiana Power & Light
  Sale Lease-Backed Obligation                            10.67             2017             2,500,000             2,664,750
Midland Cogeneration Venture                              10.33             2002             2,010,227             2,078,072
                                                          10.33             2002             1,731,663(d)          1,790,107
                                                          11.75             2005             5,000,000             5,206,250
North Atlantic Energy                                      9.05             2002             4,718,000             4,930,310
Pacific Gas & Electric                                     7.25             2026             6,000,000             5,778,120
RGS Funding AEGCO
  Sale Lease-Backed Obligation                             9.82             2022             2,483,988             3,010,767
RGS Funding IME
  Sale Lease-Backed Obligation                             9.82             2022             2,485,315             3,012,375
Sithe Independent Funding                                  9.00             2013             7,500,000(d)          8,080,050
Texas-New Mexico Power                                    11.25             1997             5,000,000             5,143,750
  1st Mtge                                                 9.25             2000             3,500,000             3,648,750
Texas Utilities                                            9.70             2002             6,000,000             6,934,320
Texas Utilities Electric
 1st Mtge                                                  9.75             2021             6,350,000             7,365,683

Total                                                                                                             83,420,304
___________________________________________________________________________________________________________________________________
Utilities - telephone (1.7%)
Bell Telephone Company of Pennsylvania                     7.375            2033            10,000,000             9,794,400
GTE                                                       10.25             2020             7,000,000             8,112,370
Geotek Comm
  Zero Coupon Cv                                           7.10             2005             5,000,000(d,k)        2,500,000
New England Tel & Tel                                      9.00             2031             7,500,000             8,357,625

Total                                                                                                             28,764,395
___________________________________________________________________________________________________________________________________
Miscellaneous (0.8%)
 Coty                                                     10.25             2005             1,500,000(h)          1,554,375
KinderKare Learning Center                                10.375            2001             3,000,000             3,108,750
Samsonite                                                 11.125            2005             2,500,000(d)          2,553,125
Standard Credit Card                                       8.625            2002             6,590,000             6,813,442

Total                                                                                                             14,029,692
___________________________________________________________________________________________________________________________________
Total bonds
(Cost: $1,516,490,971)                                                                                        $1,579,140,758
___________________________________________________________________________________________________________________________________

PAGE 148

Common & preferred stocks and warrants (0.7%)
________________________________________________________________________________________
Issuer                                               Shares               Value(a)
________________________________________________________________________________________
ABN Amro Holdings
  6% Cv                                              41,100            $ 1,502,040
Celcaribe                                           276,420(b,d)           359,346
Envirodyne Industries                                90,890(b)             397,644
Federated Department Stores
  Warrants Exp 02-15-96                               6,000(b)              25,875
First Chicago
  2.875% Cm Cv                                       42,500              2,571,250
First Nationwide Bank
  11.50%                                             25,000              2,687,500
Great Bay Power                                      30,222(b)             249,332
Methanex                                            200,000(b)           1,475,000
Nat'l Health Investors
  8.50% Cv                                           40,000              1,065,000
Purity Supreme
  Warrants Exp 08-06-97                               8,664(b,e)               173
Security Pacific
  1.75% Cv                                           73,500              1,745,625
Southdown
  Warrants Exp 10-15-96                              30,000(b,e)           135,000
Specialty Foods                                      15,000(b)              26,250
Triangle Wire Cable                                  84,444(b,e)           168,888
_______________________________________________________________________________________
Total common & preferred stocks & warrants
(Cost: $17,777,944)                                                    $12,408,923
_______________________________________________________________________________________

PAGE 149

Short-term securities (5.3%)
_______________________________________________________________________________________
Issuer                                 Annualized        Amount           Value(a)
                                         yield on    payable at
                                          date of      maturity
                                         purchase
_______________________________________________________________________________________
U.S. government agency (0.4%)
Federal Home Loan Mtge Corp Disc Notes       5.66       800,000     $      797,610
09-20-95
Federal Natl Mtge Assn Disc Notes
09-26-95                                     5.68     5,900,000          5,876,728

Total                                                                    6,674,338
_______________________________________________________________________________________
Commercial paper (4.7%)
Alabama Power
09-19-95                                     5.73     4,900,000          4,885,961
Albertson's
09-14-95                                     5.73     5,200,000          5,189,240
American General
10-11-95                                     5.74     4,200,000          4,173,213
AT&T Capital
09-21-95                                     5.72     5,800,000          5,781,569
Avco Financial
09-27-95                                     5.73     5,500,000          5,477,239
10-04-95                                     5.73     7,400,000          7,361,131
Barclays US Funding
09-28-95                                     5.72     4,000,000          3,982,840
CAFCO
09-05-95                                     5.73     3,100,000          3,098,026
Cargill
09-25-95                                     5.73     1,400,000(f)       1,394,652
USL Capital
10-03-95                                     5.72     3,400,000          3,382,713
Intel Corp
09-05-95                                     5.74     6,600,000          6,595,791
Metlife Fund
09-05-95                                     5.72     3,100,000          3,098,030
Motorola
09-12-95                                     5.73     7,500,000          7,486,869
Paccar Financial
10-05-95                                     5.73     5,000,000          4,972,942
Pacific Mutual Life
09-06-95                                     5.74    11,900,000         11,890,513
Penney (JC) Funding
09-20-95                                     5.73       600,000            598,186

Total                                                                   79,368,915
_______________________________________________________________________________________
Letter of credit (0.2%)
First Chicago
Commed Fuel
10-05-95                                     5.75     3,700,000          3,679,907
_______________________________________________________________________________________
Total short-term securities
(Cost: $89,723,160)                                                 $   89,723,160
_______________________________________________________________________________________
Total investments in securities
(Cost: $1,623,992,075)(m)                                           $1,681,272,841

_______________________________________________________________________________________
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Presently non-income producing.  For long-term debt securities, items identified are in default as to payment of interest or principal.
(c) Foreign securities values are stated in U.S. dollars; principal amounts are denominated in the currency indicated.
(d) Represents securities sold under Rule 144A, which are exempt from registration under the
Securities Act of 1933, as amended.  These securities have been determined to be liquid under guidelines established by the board of directors.
(e) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements).  Information concerning such security holdings at Aug. 31, 1995, is as follows:

PAGE 150
Security                                          Acquisition        Purchase
                                                  date               cost
_______________________________________________________________________________________
City of Helsinki
  7.95% 2006                                         02-07-95       $1,851,900
  8.40% 2007                                         02-07-95        1,739,592
  8.45% 2006                                         02-07-95        1,153,368
  8.70% 2006                                         02-07-95        1,565,584
  9.20% 2006                                         02-07-95        1,500,000
NAC Re Cv
  5.25% 2002                                         01-20-94        1,870,000
Purity Supreme Warrants
  Exp 08-06-97                                       07-29-92                -
Southdown Warrants
  Exp 10-15-96                                       10-30-91           90,000
Triangle Wire Cable                                  01-13-92        2,000,018
_______________________________________________________________________________________

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."  These securities have been determined to be liquid under guidelines established by the board of directors.
(g) Inverse floaters represent securities that pay interest at a rate that increases
(decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the
LIBOR (London InterBank Offered Rate) Index.  Interest rate disclosed is the rate in effect on Aug. 31, 1995.
(h) Security is partially or fully on loan.  See Note 6 to the financial statements.
(i) Adjustable rate mortgage; interest rate varies to reflect current market conditions;
shown is the effective rate on Aug. 31, 1995.
(j) Interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 1995.
(k) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(l) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date shown in the maturity year column.
(m) Pay-in-kind securities are securities in which the issuer has the option to make interest payments in cash or in additional securities.  These securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.
(n) At Aug. 31, 1995, the cost of securities for federal income tax purposes was $1,623,974,298 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . $77,448,997
Unrealized depreciation . . . . . . . . . . . . . . . .  . . . . . .(20,150,454)
_______________________________________________________________________________________

Net unrealized appreciation . . . . . . . . . . . . . . . . . . . . $57,298,543
_______________________________________________________________________________________

PAGE 151

Retirement Annuity Mutual Funds                    (Percentages represent value of
August 31, 1995                          investments compared to total net assets)
Moneyshare Fund
__________________________________________________________________________________________
Short-term securities
Issuer                                 Annualized        Amount          Value(a)
                                         yield on    payable at
                                          date of      maturity
                                         purchase
__________________________________________________________________________________________
Commercial paper (73.2%)
Automotive & related (1.6%)
USL Capital
10-12-95                                     5.77    $3,600,000       $  3,576,507
__________________________________________________________________________________________
Banks and savings & loans (9.1%)
ABN AMRO North Amer Finance
10-13-95                                     5.71     5,000,000          4,967,158
10-13-95                                     5.72     2,000,000          1,986,817
Bank of New York
06-03-96                                     6.41     1,000,000          1,000,000
BBV Finance Delaware
11-03-95                                     5.80     3,100,000          3,068,915
Deutsche Bank Financial
09-21-95                                     5.75     2,700,000          2,691,420
Harris Trust Bank Notes
09-18-95                                     5.77     3,000,000          3,000,000
Societe Generale
10-26-95                                     5.77     4,000,000          3,965,045

Total                                                                   20,679,355
__________________________________________________________________________________________
Commercial finance (1.9%)
Ciesco LP
09-21-95                                     5.92     3,000,000          2,990,283
09-27-95                                     5.75     1,400,000          1,394,216

Total                                                                    4,384,499
__________________________________________________________________________________________
Energy (2.4%)
Chevron Transport
09-07-95                                     5.77     5,400,000(b)       5,394,834
__________________________________________________________________________________________
Financial services (31.9%)
Associates North Amer
10-12-95                                     5.79     1,200,000          1,192,155
Beneficial
01-23-96                                     5.84     1,000,000(c)       1,000,000
CIT Group Holdings
09-06-95                                     5.79     6,900,000          6,894,490
Commercial Credit
09-01-95                                     5.75     7,700,000          7,700,000
Fleet Funding
09-19-95                                     5.75     1,300,000(b)       1,296,276
09-25-95                                     5.79     4,900,000(b)       4,881,217
10-27-95                                     5.79     3,800,000(b)       3,766,129
General Electric Capital Services
10-02-95                                     5.76     6,000,000          5,970,395
10-16-95                                     5.72     4,000,000          3,971,800
Goldman Sachs
09-15-95                                     5.96     3,000,000          2,993,152
10-18-95                                     5.76     5,000,000          4,962,922
Merrill Lynch
09-15-95                                     5.80     3,100,000          3,093,044
10-23-95                                     5.77     2,200,000          2,181,823
11-07-95                                     5.76       500,000            494,714
Nat'l Australia Funding
10-05-95                                     5.70     6,700,000          6,664,386
PACCAR Financial
11-29-95                                     5.75     3,300,000          3,253,742
Transamerica Finance
10-23-95                                     5.78     5,000,000          4,958,689
10-27-95                                     5.77     4,100,000          4,063,519
USAA Capital
09-22-95                                     5.73     3,000,000          2,990,078

Total                                                                   72,328,531

PAGE 152
__________________________________________________________________________________________
Health care (3.9%)
Amgen
11-17-95                                     5.80     5,000,000          4,938,828
Lilly (Eli)
10-02-95                                     5.75     4,000,000          3,980,298

Total                                                                    8,919,126
__________________________________________________________________________________________
Insurance (6.9%)
American General
09-12-95                                     5.76     5,700,000(b)       5,690,020
Aon
10-23-95                                     5.75     1,600,000          1,586,827
11-06-95                                     5.94     2,300,000          2,275,543
Safeco Credit
 09-12-95                                    5.73     6,000,000          5,989,587

Total                                                                   15,541,977
__________________________________________________________________________________________
Retail (2.3%)
Penney (JC)
09-06-95                                     5.75     5,300,000          5,295,789
__________________________________________________________________________________________
Soaps & cosmetics(4.1%)
Colgate Palmolive
09-18-95                                     5.77     4,300,000(b)       4,288,324
10-20-95                                     5.75     5,000,000(b)       4,961,413

Total                                                                    9,249,737
__________________________________________________________________________________________
Transportation (1.1%)
Consolidated Rail
09-22-95                                     5.96     2,600,000(b)       2,591,097
__________________________________________________________________________________________
Utilities - electric (4.1%)
Bayshore Fuel
10-11-95                                     5.77     9,400,000          9,340,258
__________________________________________________________________________________________
Utilities - telephone (3.9%)
AT&T Capital
10-16-95                                     5.71     4,900,000          4,865,455
Southwestern Bell Capital
09-12-95                                     5.88     4,000,000(b)       3,992,911

Total                                                                    8,858,366
__________________________________________________________________________________________
Total commercial paper
(Cost: $166,160,076)                                                  $166,160,076
__________________________________________________________________________________________
Letters of credit (23.2%)
Domestic (6.1%)
Bank of Amer
Aes Baarbers Point
10-20-95                                     5.78     5,000,000          4,961,004
Bank of New York
River Fuel
09-14-95                                     5.78     5,000,000(b)       4,989,636
First Chicago
Commed Fuel
09-18-95                                     5.74     4,000,000          3,989,271

Total                                                                   13,939,911

PAGE 153
__________________________________________________________________________________________
International (17.1%)
Banque Pariabas
75 State Street
10-04-95                                     5.77     4,600,000          4,575,670
Barclays Bank
Banco Real
10-25-95                                     5.72     3,000,000          2,974,260
10-25-95                                     6.10     2,000,000          1,981,700
Credit Agricole
Louis Dreyfus
09-08-95                                     5.77     3,800,000          3,795,737
09-11-95                                     5.76     1,000,000            998,400
09-26-95                                     5.76       800,000            796,800
Credit Suisse
Pasimco Finance
09-11-95                                     5.75     1,500,000          1,497,604
Pemex Capital
09-05-95                                     5.91     2,500,000          2,498,358
09-27-95                                     5.85     3,500,000          3,485,213
10-05-95                                     5.74     5,000,000          4,972,894
Societe Generale
JMG Funding
10-24-95                                     5.75     4,000,000          3,966,139
Union Bank of Switzerland
River Fuel Trust
09-14-95                                     5.75     7,200,000(b)       7,185,050

Total                                                                   38,727,825
__________________________________________________________________________________________
Total letters of credit
(Cost: $52,667,736)                                                   $ 52,667,736
__________________________________________________________________________________________
Certificates of deposit (3.9%)
Domestic (3.0%)
Nationsbank of North Carolina
09-12-95                                     5.75     6,900,000          6,900,000
__________________________________________________________________________________________
International (0.9%)
Societe Generale Callable
06-13-96                                     6.30     1,000,000          1,000,000
Societe Generale Yankee
09-03-96                                     6.05     1,000,000          1,000,000

Total                                                                    2,000,000
__________________________________________________________________________________________
Total certificates of deposit
(Cost: $8,900,000)                                                    $  8,900,000
__________________________________________________________________________________________
Total investments in securities
(Cost: $227,727,812)(d)                                               $227,727,812
__________________________________________________________________________________________
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."  These securities have been determined to be liquid under guidelines established by the board of directors.
(c) Interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug 31, 1995.
(d) At Aug. 31, 1995, this cost also represents the cost of securities for federal income tax purposes.

PAGE 154

Investments in securities
Retirement Annuity Mutual Funds                    (Percentages represent value of
August 31, 1995                          investments compared to total net assets)
Managed Fund

Bonds (22.8%)
Issuer                               Coupon   Maturity   Principal        Value(a)
                                      rate      year      amount
__________________________________________________________________________________
U.S. government obligations (5.8%)
U.S. Treasury Bond                    8.875%    2017   $32,450,000    $ 40,241,894
                                       6.25     2023    14,000,000      13,141,100
U.S. Treasury Notes
                                      5.125     1998    11,500,000      11,265,110
                                      5.375     1998    25,000,000      24,656,250
                                       5.50     1996    10,400,000(g)   10,388,352
                                      5.625     1997    30,200,000      30,090,072
                                       5.75     2003    20,500,000      19,826,985
                                       7.50     2001     1,666,000       1,779,471
                                       7.50     2005     4,400,000(g)    4,761,900
                                       7.75     2000    20,100,000      21,381,576
Total                                                                  177,532,710
__________________________________________________________________________________
Mortgage-backed securities (4.0%)
Federal Home Loan Mtge Corp            8.00     2024     5,157,635       5,270,484
  Trust Series Z                       6.00     2023     5,552,100(j)    4,436,683
  Trust Series Z                       6.50     2023     5,206,629(j)    4,178,320
Federal Natl Mtge Assn                 6.00     2024     6,905,669       6,480,556
                                       6.50     2010    11,676,650      11,519,716
                                       6.50     2023     2,728,590       2,624,576
   Trust Series Z                      7.00     2016     4,960,470(j)    4,741,019
                                       7.40     2004    10,000,000(g)   10,541,400
                                       8.00     2022     6,502,390       6,642,582
                                       8.50     2023     8,191,767       8,468,239
                                       9.00     2024     4,993,055       5,211,501
   Trust Series Z                      6.00     2024     6,564,024(j)    4,870,834
   Trust Series Z                      7.00     2019     5,953,203(j)    5,705,490
   Trust Series Z                      7.00     2022    12,952,948(j)   12,135,099
   Trust Series Z                      7.50     2014     6,436,972(j)    6,106,691
Governmant Natl Mtge Assn              7.00     2024    25,322,003      24,942,173

Total                                                                  123,875,363
__________________________________________________________________________________
Aerospace & defense (--%)
Alliant Tech Systems
    Sr Sub Nts                        11.75     2003       700,000         761,250
__________________________________________________________________________________
Automotive & related (0.3%)
GMAC                                   5.95     1998     7,000,000       6,899,690
                                      8.375     1997     1,400,000       1,444,282

Total                                                                    8,343,972
__________________________________________________________________________________
Banks and savings & loans (0.4%)
First USA Bank                         6.88     1996     6,700,000       6,749,982
Riggs Natl
  Sub Nts                              8.50     2006     4,900,000       4,808,125

Total                                                                   11,558,107
__________________________________________________________________________________
Building materials (0.2%)
Georgia Pacific                       8.125     2023     3,000,000       2,994,450
Owens Corning Fiberglass              9.375     2012     1,500,000       1,697,100
Schuller Int'l Group                 10.875     2004     1,750,000       1,929,375

Total                                                                    6,620,925
__________________________________________________________________________________
Communications equipment (0.3%)
Celcaribe
  Zero Coupon                          2.14     2004     1,450,000(d,f)  1,254,250
Cencel                               10.125     1999     3,100,000(h)    1,608,125
Comcast Cellular
  Zero Coupon attached put             9.45     2000     5,000,000(f)    3,731,250
U.S. Cellular
  Zero Coupon Cv attached put          6.00     2015    10,000,000(f)    3,537,500

Total                                                                   10,131,125

PAGE 155
__________________________________________________________________________________
Computers & office equipment (0.7%)
Conner Peripherals
  Cv                                   6.75     2001    10,000,000       8,700,000
Silicon Graphics
  Zero Coupon Cv attached put          4.15     2013    20,000,000(d,f) 13,750,000

Total                                                                   22,450,000
__________________________________________________________________________________
Energy (0.3%)
Parker & Parsley                       8.25     2007     4,200,000       4,279,422
Standard Oil                           9.00     2019     4,000,000       4,331,400

Total                                                                    8,610,822
__________________________________________________________________________________
 Financial services (1.5%)
Associates Corp NA                     7.25     1998    10,000,000      10,252,800
AVCO Financial                         7.25     1999     4,750,000       4,869,272
Corporate Property Investors           7.18     2013     2,200,000(d)    2,065,206
General Electric Capital               8.65     2018     1,000,000       1,016,580
GPA Delaware                           8.75     1998     1,900,000       1,691,000
Int'l Lease Finance                    9.82     1995     2,000,000       2,021,280
Olympic Financial                     13.00     2000     2,000,000       2,112,500
Salomon Brothers                       6.75     2006     4,000,000       3,630,880
Salomon-Oracle ELK
   Cv Pfd                              7.25     1996    15,010,000(i)    6,698,212
Salomon Hewlett-Packard ELK
   Cv Pfd                              5.25     1997    10,000,000(i)    9,912,500

Total                                                                   44,270,230
__________________________________________________________________________________
Foreign (2.5%)(c)
Bank of China
  (U.S. Dollar)                        8.25     2014     2,500,000       2,307,100
Carter Holt Harvey
  (U.S. Dollar)                       8.375     2015     4,500,000       4,871,295
Doman Inds
  (U.S. Dollar)                        8.75     2004     2,000,000       1,942,500
Gov't Certificates of Israel
  (U.S. Dollar)                        9.25     2001     3,000,000       3,268,200
Hydro Quebec
  (Canadian Dollar)                  10.875     2001     2,500,000       2,085,443
  (U.S. Dollar)                        9.50     2030     2,500,000       2,996,925
KFW Int'l Finance
  (U.S. Dollar)                        8.00     2010     4,000,000       4,382,560
LeGrand
  (U.S. Dollar)                        8.50     2025     1,800,000       1,995,714
Mexican U.S. Series D
  (U.S. Dollar)                        6.25     2019     1,500,000(k)      910,313
  (U.S. Dollar)                        7.25     2019     1,500,000(k)    1,066,875
Petronas
  (U.S. Dollar)                        7.75     2015     6,000,000(d)    6,122,220
Phillipines Long Distance Telephone
  (U.S. Dollar)                      10.625     2004     1,400,000       1,498,000
Poland
  (Euro Dollar) Stepup                 3.25     2014     4,600,000       2,814,625
PT Inda Kiat Pulp & Paper
  (U.S. Dollar)                      11.875     2002     2,500,000       2,578,125
Quno
  (U.S. Dollar)                       9.125     2005     2,500,000       2,475,000
Republic of Argentina
  (U.S. Dollar)                       7.312     2005     7,000,000(k)    4,283,125
Republic of Brazil
  (U.S. Dollar)                        4.00     2014     1,040,400(k)      516,949
  (U.S. Dollar)                        6.75     2012     1,600,000         845,000
Republic of Colombia
  (U.S. Dollar)                        7.25     2004     5,000,000       4,577,250
Republic of Italy
   (U.S. Dollar)                      6.875     2023     5,000,000       4,507,200
Republic of New Brunswick
  (U.S. Dollar)                      10.625     2005     1,400,000(g)    1,419,250
Roche Holding
  (U.S. Dollar) Cv attached put        6.65     2010    30,000,000(d,f) 11,700,000
Rogers Cable System
  (Canadian Dollar)                    9.65     2014     5,000,000       3,118,715
Telekom Malaysia
  (U.S. Dollar)                       7.875     2025     3,000,000(d)    3,085,710

Total                                                                   75,368,094

PAGE 156
__________________________________________________________________________________
Health care (0.5%)
Johnson & Johnson                      8.00     1998    10,000,000      10,227,400
Schering-Plough
  Zero Coupon                          7.31     1996     5,000,000(d,f)  4,638,850

Total                                                                   14,866,250
__________________________________________________________________________________
Health care services (0.4%)
Charter Medical
  Sr Sub                              11.25     2004     2,000,000(d)    2,160,000
Foundation Health
  Sr Nts                               7.75     2003     6,600,000       6,721,440
La Petite Holdings                    9.625     2001     1,200,000       1,045,500
Tenet Healthcare
  Sr Sub                             10.125     2005     2,000,000       2,105,000

Total                                                                   12,031,940
__________________________________________________________________________________
Household products (0.1%)
Sweetheart Cup                        9.625     2000     2,000,000       1,975,000
__________________________________________________________________________________
Industrial equipment & services (0.2%)
Case                                   7.25     2005     5,000,000       5,052,200
__________________________________________________________________________________
Insurance (0.6%)
Aetna Life & Casualty                  7.25     2023     4,200,000       3,815,406
Nationwide Mutual                      7.50     2024     4,000,000(d)    3,726,000
New England Mutual
  Credit Sensitive Nts                7.875     2024     2,000,000(d)    1,902,700
Principal Mutual                       8.00     2044     2,500,000(d)    2,341,900
SunAmerica                             7.34     2005     5,000,000       5,084,650

Total                                                                   16,870,656
__________________________________________________________________________________
Leisure time & entertainment (0.1%)
Alliance Entertainment                11.25     2005     1,000,000(d)    1,003,750
 Premier Parks                        12.00     2003     1,400,000       1,414,000
Trump Tajmahal
  Zero Coupon Pay-in-kind                --     1999     2,250,000(i)    1,890,000

Total                                                                    4,307,750
__________________________________________________________________________________
Media (1.8%)
Aldelphia Communications              9.875     2005     1,500,000       1,381,875
America Media Oper                   11.625     2004       875,000         900,156
Benedek Broadcasting                 11.875     2005     1,575,000(d)    1,663,594
Comcast
  Cv                                  3.375     2005    10,000,000      10,312,500
  Cv                                  1.125     2007    10,000,000       5,300,000
Cox Communication                     7.625     2025     5,000,000       4,932,550
News America Holdings                  7.50     2000     4,000,000       4,080,000
Paramount Communications               7.00     2003     2,000,000       1,905,060
TCI Communications                     8.75     2015     3,000,000       3,129,990
Tele-Communications                   7.875     2013     1,150,000       1,095,467
                                       8.75     2023     1,500,000       1,493,670
Time Warner
  Zero Coupon Cv                       6.62     2012    41,900,000(f)   14,141,250
Viacom Intl                            8.00     2006     4,000,000       3,900,000

Total                                                                   54,236,112
__________________________________________________________________________________
Multi-industry conglomerates (0.2%)
Crane                                  7.25     1999     2,000,000       2,022,560
Fairchild Inds                        12.25     1999     1,600,000       1,630,000
Tally Inds                             5.00     1998     2,500,000(h)    1,750,000

Total                                                                    5,402,560
__________________________________________________________________________________
Paper & packaging (0.4%)
Container                             10.75     2002     2,500,000       2,640,625
Gaylord                                3.10     1996     2,150,000(h)    2,150,000
Pope and Talbot                       8.375     2013     3,800,000       3,552,506
Stone Container                       9.875     2001     2,500,000       2,481,250

Total                                                                   10,824,381

PAGE 157
__________________________________________________________________________________
Retail (0.3%)
Grand Union                           12.00     2004     1,700,000       1,623,500
Penn Traffic                          9.625     2005     3,500,000       2,835,000
Pep Boys                               7.00     2005     4,200,000       4,196,430
Ralphs Grocery                        10.45     2004     1,500,000       1,470,000

Total                                                                   10,124,930
__________________________________________________________________________________
 Restaurants & lodging (--%)
Flagstar                             10.875     2002     1,500,000       1,381,875
__________________________________________________________________________________
Utilities - electric (1.0%)
Alabama Power                          9.00     2024     2,200,000       2,375,516
Arizona Public Service
  Sale-Leased Obligation Bond          8.00     2015     3,600,000       3,578,112
California Energy                     9.875     2003     1,000,000(g)    1,011,250
Cleveland Electric Illuminating        9.50     2005     2,000,000       2,037,420
Commonwealth Edison                   8.375     2023     5,000,000       5,223,900
Jersey Central Power & Light           6.75     2025     7,200,000       6,394,104
Long Island Lighting                   9.75     2021     2,500,000       2,633,975
Salton Sea                             7.84     2010     1,325,000(d)    1,316,758
Sithe Independent Funding              9.00     2013     1,500,000(d)    1,616,010
Texas Utilities                       5.875     1998     5,000,000       4,937,250

Total                                                                   31,124,295
__________________________________________________________________________________
Utilities-gas (0.5%)
ARKLA                                 9.875     1997     5,000,000       5,216,700
Coastal                               10.25     2004     2,500,000       2,989,700
Transcontinental Energy               9.375     2001     5,000,000       5,568,750
Transtexas Gas
  Sr Sub                              11.50     2002     2,000,000       2,105,000

Total                                                                   15,880,150
__________________________________________________________________________________
Utilities - telephone (0.3%)
AT&T
  Zero Coupon Cv                       0.00     1999     5,000,000(d,f)  4,250,000
GTE  Florida                          9.625     2030     3,200,000       3,388,864

Total                                                                    7,638,864
__________________________________________________________________________________
Miscellaneous (0.4%)
Coty                                  10.25     2005     1,500,000(g)    1,554,375
KinderKare Learning Center           10.375     2001     2,750,000       2,849,688
Carco Auto
  Asset-Backed Obligation             7.875     1998     3,325,000       3,370,320
Standard Credit Card Trust             5.95     2004     3,000,000       2,860,260
                                      8.625     2002     1,750,000       1,809,336
Samsonite                            11.125     2005       750,000(d,g)    765,937

Total                                                                   13,209,916
__________________________________________________________________________________
Total bonds
(Cost: $669,059,203)                                                  $694,449,477
__________________________________________________________________________________

Common & preferred stocks (66.4%)
Issuer                                               Shares               Value(a)
__________________________________________________________________________________
Aerospace & defense (4.6%)
Allied Signal                                       350,000         $   15,531,250
Boeing                                               70,000              4,462,500
General Dyamics                                     150,000              7,893,750
Loral                                               500,000             27,375,000
Northrop Grumman                                    250,000             15,218,750
Raytheon                                            400,000             32,350,000
United Technologies                                 450,000             37,518,750

Total                                                                  140,350,000
__________________________________________________________________________________
Automotive & related (0.3%)
General Motors                                      200,000              9,400,000
__________________________________________________________________________________

PAGE 158
Banks and savings & loans (1.4%)
BankAmerica                                         250,000             14,125,000
First Chicago                                       400,000             25,350,000
First Nationwide
  $11.50 Pfd                                         20,000              2,150,000

Total                                                                   41,625,000
__________________________________________________________________________________
Beverages & tobacco (0.8%)
Coca-Cola                                           400,000             25,700,000
__________________________________________________________________________________
Building materials (1.6%)
Clayton Homes                                       800,000             18,900,000
Tyco Int'l                                          500,000             29,562,500

Total                                                                   48,462,500
__________________________________________________________________________________
Chemicals (0.7%)
DuPont (EI)                                         150,000              9,806,250
Morton Int'l                                        250,000              8,125,000
Praxair                                             100,000              2,600,000

Total                                                                   20,531,250
__________________________________________________________________________________
Communications equipment (2.7%)
 ADC Telecommunications                             230,000(b)           8,912,500
DSC Communcation                                    420,000(b,g)        22,050,000
General Instrument                                  300,000(b)          10,950,000
Motorola                                            360,000             26,910,000
Scientific Atlanta                                  650,000             13,000,000

Total                                                                   81,822,500
__________________________________________________________________________________
Computers & office equipment (5.7%)
American Power Conversion                         1,000,000(b,g)        16,750,000
Compaq Computer                                     500,000(b)          23,875,000
Computer Associates                                 350,000             24,325,000
Hewlett Packard                                     350,000             28,000,000
Int'l Business Machines                             200,000             20,675,000
Microsoft                                           230,000(b)          21,275,000
Oracle Systems                                      275,000(b)          11,034,375
Xerox                                               230,000(g)          27,772,500

Total                                                                  173,706,875
__________________________________________________________________________________
Electronics (2.5%)
Intel                                               690,000(g)          42,348,750
Vishay Intertechnology                              800,000(b)          32,400,000

Total                                                                   74,748,750
__________________________________________________________________________________
Energy (3.4%)
Amoco                                               600,000             38,250,000
Exxon                                               450,000             30,937,500
Mobil                                               300,000             28,575,000
Noble Affiliates                                    200,000              5,525,000

Total                                                                  103,287,500
__________________________________________________________________________________
Financial services (2.7%)
Aimco                                               110,000              2,255,000
Federal National Mortgage                           240,000             22,890,000
First Financial Management                          300,000             27,037,500
Travelers                                           650,000             31,200,000

Total                                                                   83,382,500
__________________________________________________________________________________
Food (0.4%)
ConAgra                                             300,000             11,362,500
__________________________________________________________________________________
Foreign (c) (5.7%)
ASEA Class A                                        200,000(b)          17,816,400
News Corp Ltd ADR                                   600,000(g)          13,650,000
 Nokia Preferred                                    490,000(b)          33,993,750
Northern Telcom                                     700,000             25,725,000
Royal Dutch Petroleum                               320,000(g)          38,160,000
Singer                                              600,000             17,475,000
Tele Danmark                                        600,000(b)          15,975,000
Total                                               400,000             11,900,000

Total                                                                  174,695,150
PAGE 159
__________________________________________________________________________________
Furniture & appliances (0.5%)
Black & Decker                                      500,000             16,187,500
__________________________________________________________________________________
Health care (1.5%)
American Home Products                               20,000              1,540,000
Merck                                               330,000             16,458,750
Pfizer                                              550,000             27,156,250

Total                                                                   45,155,000
__________________________________________________________________________________
Health care services (3.0%)
Beverly Enterprises                                 400,000(b)           5,300,000
Cardinal Distribution                               150,000              8,025,000
Columbia/HCA Healthcare                             650,000(g)          30,550,000
PacifiCare Health
  Systems Class B                                   350,000(b)          20,037,500
United Healthcare                                   620,000             26,195,000

Total                                                                   90,107,500
__________________________________________________________________________________
Household products (1.7%)
Gillette                                            600,000             25,050,000
Proctor & Gamble                                    400,000             27,750,000

Total                                                                   52,800,000
__________________________________________________________________________________
Industrial equipment & services (3.4%)
Caterpillar                                         450,000             30,206,250
Deere                                               150,000             12,825,000
Illinois Tool Works                                 250,000             15,312,500
Stewart & Stevenson                                 500,000             15,937,500
WMX Technologies                                    500,000             14,687,500
York Int'l                                          300,000             13,350,000

Total                                                                  102,318,750
__________________________________________________________________________________
Industrial transportation (1.3%)
Federal Express                                     170,000(b)          12,197,500
 Norfolk Southern                                   160,000             11,320,000
Union Pacific                                       255,000             16,702,500

Total                                                                   40,220,000
__________________________________________________________________________________
Insurance (1.6%)
General Re                                          170,000             25,266,250
Unum                                                500,000             24,000,000

Total                                                                   49,266,250
__________________________________________________________________________________
Leisure time & entertainment (0.1%)
Disney (Walt)                                        50,000              2,806,250
__________________________________________________________________________________
Media (3.5%)
American Greetings Cl A                             100,000              3,075,000
CBS                                                 300,000(g)          23,925,000
Comcast
  Class SPL                                         750,000             16,031,250
Tele-Communications Cl A                            900,000(b)          16,650,000
Time Warner                                         600,000             25,275,000
Turner Broadcasting Cl B                            700,000             21,525,000

Total                                                                  106,481,250
__________________________________________________________________________________
Metals (1.1%)
Alumax                                              400,000(b)          13,650,000
Freeport Copper Cl B                                500,000(b)          11,687,500
Ucar Intl                                           300,000(b)           8,250,000

Total                                                                   33,587,500
__________________________________________________________________________________
Multi-industry conglomerates (5.0%)
ALCO Standard                                       180,000(g)          14,490,000
ALCO Standard
  2.375% Cv Pfd                                     100,000              8,987,500
  6.50% Cv Pfd                                      129,250             10,469,250
Emerson Electric                                    360,000             25,695,000
General Electric                                  1,050,000             61,818,750

PAGE 160
Manpower                                            200,000              5,750,000
Olsten                                              380,000             13,775,000
Westinghouse Electric                               900,000             12,262,500

Total                                                                  153,248,000
__________________________________________________________________________________
Paper & packaging (0.8%)
Crown Cork & Seal                                   550,000(b,g)        24,750,000
__________________________________________________________________________________
Real Estate Investment Trust (2.8%)
Bay Apartment                                       150,000              3,131,250
Dean Witter                                         460,000(g)          23,460,000
Duke Realty                                         220,000              6,490,000
Equity Residential                                  130,000              3,835,000
First Industrial                                    140,000              2,782,500
Healthcare Property                                 150,000              4,856,250
Merry Land & Investment                             130,000              2,795,000
Nationwide Health                                   150,000              5,868,750
Oasis                                               140,000              3,167,500
Paragon                                             220,000              3,877,500
RFS Hotel                                           350,000              4,987,500
ROC Communities                                     250,000              5,531,250
Shurgard Storage Center                             150,000              3,637,500
Storage USA                                         100,000              2,937,500
Summit Properties                                   190,000              3,467,500
Weeks                                               200,000              5,100,000

Total                                                                   85,925,000
__________________________________________________________________________________
Restaurants & lodging (0.9%)
McDonalds                                           400,000             14,600,000
Wendy's Int'l                                       600,000             11,775,000

Total                                                                   26,375,000
__________________________________________________________________________________
Retail (2.3%)
CUC Int'l                                           840,000(b)          28,665,000
Home Depot                                          480,000             19,140,000
OfficeMax                                           300,000(b)           7,050,000
Pep Boys                                            500,000             13,750,000

Total                                                                   68,605,000
__________________________________________________________________________________
Utilities-electric (1.5%)
California Energy                                   500,000(b,g)        10,437,500
Cinergy                                             400,000             10,250,000
FPL Group                                           200,000              7,775,000
Northern States Power                               200,000              8,525,000
SCE                                                 600,000              9,975,000

Total                                                                   46,962,500
__________________________________________________________________________________
Utilities-gas (0.4%)
Enron                                               350,000             11,768,750
__________________________________________________________________________________
Utilities - telephone (2.5%)
Airtouch Communications                             570,000(b)          18,525,000
 Century Telephone                                  200,000              5,575,000
LIN Broadcasting                                    200,000(b)          25,700,000
MCI Communications                                  600,000             14,437,500
MFS Communications
  2.68% Cv Pfd                                      305,873             12,668,880

Total                                                                   76,906,380
__________________________________________________________________________________
Total common & preferred stocks
(Cost: $1,615,117,355)                                              $2,022,545,155
__________________________________________________________________________________

PAGE 161

Put options purchased (0.4%)
Issuer                   Number         Exercise        Expiration        Value(a)
                             of            price              date
                      contracts
S&P 500                   2,000            $ 540     December 1995    $ 1,225,000
                          2,000              545     December 1995      1,450,000
                          6,000              550     December 1995      4,875,000
                          2,000              555     December 1995      1,900,000
                          2,000              560     December 1995      2,300,000

Total put options purchased
(Cost:  $16,368,500)                                                  $11,750,000
__________________________________________________________________________________

Short-term securities (10.3%)
__________________________________________________________________________________
Issuer                                 Annualized        Amount           Value(a)
                                        yield on     payable at
                                         date of       maturity
                                        purchase
__________________________________________________________________________________
U.S. government agency (0.2%)
Federal Natl Mtge Assn Disc Notes
  09-05-95                                   5.68%   $5,000,000         $4,996,861
__________________________________________________________________________________
Commercial paper (10.1%)
ABN Amro North Amer Finance
  10-13-95                                   5.72     2,600,000          2,581,684
Amer General Finance
  09-12-95                                   5.76     6,500,000(e)       6,488,620
  09-13-95                                   5.76     8,700,000          8,683,383
Amgen
   10-13-95                                  5.78     6,300,000          6,257,811
Aon
  10-10-95                                   5.75     5,300,000          5,264,350
AT&T Capital
  10-23-95                                   5.75     7,000,000          6,939,350
AVCO Financial Services
  09-27-95                                   5.75     2,600,000          2,589,240
  10-26-95                                   5.78     8,400,000          8,324,021
Barclays U.S. Funding
  09-29-95                                   5.74     1,000,000            995,559
BBV Finance Delaware
  09-18-95                                   5.76     7,000,000          6,981,026
  11-15-95                                   5.82     6,500,000          6,419,862
Becton Dickinson Real Estate
  09-20-95                                   5.76     3,600,000          3,589,113
Bell Atlantic Network Funding
  09-28-95                                   5.75     3,500,000          3,485,038
CAFCO
  09-12-95                                   5.70     3,100,000          3,093,705
Cargill Financial
  09-05-95                                   5.75     3,500,000          3,497,783
CIT Group Holdings
  09-06-95                                   5.79     1,600,000          1,598,722
  09-29-95                                   5.79     4,600,000          4,579,428
Ciesco LP
  09-27-95                                   5.75     3,200,000          3,186,780
Commerzbank U.S. Finance
  09-15-95                                   5.75     5,800,000          5,787,076
  10-03-95                                   5.76     9,000,000          8,954,160
Consolidated Rail
  09-08-95                                   5.76    10,000,000(e)       9,988,839
CPC Intl
  09-25-95                                   5.95     7,400,000(e)       7,368,901
Credit Agricole USA
  10-16-95                                   5.77     5,700,000          5,656,854
Deutsche Bank Financial
  09-22-95                                   5.75     5,100,000          5,082,953
Dresdner U.S.
  09-06-95                                   5.83     6,000,000          5,994,637
Dun & Bradstreet
  10-31-95                                   5.74     7,800,000          7,722,815
PAGE 162
Gateway Fuel
  10-23-95                                   5.77     1,700,000          1,685,003
General Electric Capital Services
  10-10-95                                   5.79     4,500,000          4,471,920
Goldman Sachs Group
  09-12-95                                   5.75     3,700,000          3,693,533
Household Finance
  10-05-95                                   5.77     7,800,000          7,757,715
Lincoln Natl
  09-28-95                                   5.74     5,300,000(e)       5,277,382
Metlife Funding
  09-12-95                                   5.75     9,600,000          9,583,221
Mobil Australia Finance
   09-05-95                                  5.76     7,300,000(e)       7,295,344
  09-26-95                                   5.77     3,600,000          3,585,625
Natl Australia Funding
  09-19-95                                   5.77     4,100,000          4,088,223
Norfolk Southern
  09-18-95                                   5.96     8,447,000(e)       8,419,124
  11-08-95                                   5.73     5,000,000(e)       4,944,033
PACCAR Financial
  09-14-95                                   5.91     3,300,000          3,291,586
  11-29-95                                   5.75     4,700,000          4,631,733
Pitney Bowes Credit
  09-20-95                                   5.75     3,900,000          3,888,206
  10-03-95                                   5.77     3,400,000          3,382,652
  11-06-95                                   5.73     6,000,000          5,934,787
Reed Elsevier
  10-02-95                                   5.75     8,300,000          8,259,118
SAFECO
  09-25-95                                   5.75     4,800,000          4,779,352
  10-02-95                                   5.76     3,400,000          3,381,191
Sandoz
  09-21-95                                   5.75     4,000,000          3,987,333
  11-17-95                                   5.80     7,600,000          7,503,835
Southern California Gas
  10-11-95                                   5.76     6,200,000          6,160,527
Southwest Bell Capital
  09-05-95                                   5.75     5,000,000          4,996,822
  10-25-95                                   5.76     5,000,000(e)       4,957,175
Sysco
   09-08-95                                  5.74     9,000,000(e)       8,989,990
Toyota Motor Credit
  09-29-95                                   5.75     5,300,000          5,276,421
Transamerica Finance
  09-21-95                                   5.71     2,700,000          2,690,308
UBS Finance
  09-22-95                                   5.74     7,000,000          6,976,643
USAA Capital
  10-24-95                                   5.78     4,200,000          4,163,350
USL Capital
  09-07-95                                   5.75    12,800,000         12,787,797
  10-06-95                                   5.75       800,000            795,551

Total                                                                  308,747,210
__________________________________________________________________________________
Total short-term securities
(Cost: $313,791,185)                                                $  313,744,071
__________________________________________________________________________________
Total investments in securities
(Cost: $2,614,336,243)(m)                                           $3,042,488,703
__________________________________________________________________________________
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Presently non-income producing.
(c) Foreign securities values are stated in U.S. dollars.  For debt securities, principal amounts are denominated in the currency indicated.
(d) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.  These securities have been determined to be liquid under guidelines established by the board of directors.
(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."  These securities have been determined to be liquid under guidelines established by the board of directors.
(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquistion.
(g) Security is partially or fully on loan.  See Note 6 to the financial statements.
(h) For these securities, the interest rate disclosed represents the annualized effective yield on the date of acquistion to interest reset date shown in the maturity year column.

PAGE 163
(i) ELKS are equity-linked securities that are structured as an interest-bearing debt security of a brokerage firm and linked to the common stock of another company.  The terms of ELKS differ from those of ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the common stock the ELK is linked to.  The principal amount disclosed equals the current estimated future value of the amount to be received upon maturity.
(j) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until payment of a previous series within the trust have been paid off.  Interest is accrued at an effective yield.
(k) Interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 1995.
(l) Pay-in-Kind securities are securities in which the issuer has the option to make interest payments in cash or in additional securities.  These securities issued as interest usually have the same terms, including maturity date, as the pay-in-Kind securities.
(m) At Aug. 31, 1995, the cost of securities for federal income tax purposes was $2,613,371,435 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.......................................      $  452,064,016
Unrealized depreciation.......................................         (22,946,748)
___________________________________________________________________________________
Unrealized appreciation.......................................      $   492,117,268
___________________________________________________________________________________

PAGE 164
PART C. OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)  List of Financial Statements filed as part of this Post-
Effective Amendment to the Registration Statement:

                Independent Auditors' Report dated Oct. 6, 1995.
                Statements:
                Statements of Assets and Liabilities, Aug. 31, 1995. Statements of Operations for the year ended Aug. 31, 1995.
                Statements of Changes in Net Assets for the year ended Aug. 31, 1995 and the year ended Aug. 31, 1994.
                Notes to Financial Statements.

(b)  Exhibits:

(1) Articles of Incorporation as amended October 13, 1989, filed electronically as Exhibit No. 1 to Registrant's Post-Effective
Amendment No. 21 to Registration Statement No. 2-72584, is incorporated herein by reference.

(2) By-Laws as amended January 12, 1989, filed electronically as Exhibit No. 2 to Registrant's Post-Effective Amendment No. 21 to
Registration Statement No. 2-72584, is incorporated herein by reference.

(3)  Not Applicable.

(4) Form of stock certificate for common shares, is on file at the Registrant's headquarters.

(5)(a) Investment Management Services Agreement between Registrant and IDS Life Insurance Company dated March 20, 1995, filed electronically herewith.

(5)(b) Investment Advisory Agreement between IDS Life and IDS/American Express Inc. (IDS) dated July 11, 1984, and copy of Addendum to the Investment Advisory Agreement for IDS Life International Equity Fund, dated Jan. 8, 1992, filed electronically as Exhibit No. 5(b) to Registrant's Post-Effective Amendment No. 21 to Registration Statement No. 2-72584, is incorporated herein by reference.

(5)(c) Administrative Services Agreement, dated March 20, 1995, between IDS Life Moneyshare Fund, Inc. and American Express
Financial Corporation, filed electronically herewith.

(6)  Not Applicable.

(7) All employees who have attained age 21 and completed one year of service are eligible to participate in a thrift plan. Entry into the plan is Jan. 1 or July 2 following completion of the age and service requirements. The Fund contributes each year an amount equal to l5 percent of their annual salaries, the maximum amount permitted under Section 404 (a) of the Internal Revenue Code, or up to a maximum of 0.08 of 1 percent of the Fund's net income before income taxes and other adjustments. Employees of the Registrant

PAGE 165
become eligible to participate in a retirement plan on Jan. 1 or July 1 following completion one year employment and attainment of age 21. Contributions to the retirement plan cease no later than the time at which the participant reaches the normal retirement age of 65.

(8) Custodian Agreement between Registrant and American Express
Trust Company, dated March 20, 1995, filed electronically herewith.

(9)(a) Plan and Agreement of Merger, dated April 10, 1986, filed electronically as Exhibit No. 9(a) to Registrant's Post-Effective
Amendment No. 21 to Registration Statement No. 2-72584, is incorporated herein by reference.

(9)(b) License Agreement between Registrant and IDS Financial
Corporation, dated January 25, 1988, filed electronically as Exhibit No. 9(b) to Registrant's Post-Effective Amendment No. 21 to Registration Statement No. 2-72584, is incorporated herein by reference.

(10) Opinion of Richard J. O'Brien dated October 13, 1981, filed electronically as Exhibit No. 10 to Registrant's Post-Effective
Amendment No. 21 to Registration Statement No. 2-72584, is incorporated herein by reference.

(11) Independent Auditors' Consent, filed electronically herewith.

(12) None.

(13) Investment Letter of IDS Life Insurance Company, dated October 13, 1981, filed electronically as Exhibit No. 13 to Registrant's
Post-Effective Amendment No. 21 to Registration Statement No. 2-
72584, is incorporated herein by reference.

(14) Not Applicable.

(15) Not Applicable.

(16) Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 filed as Exhibit 16 to Post-Effective Amendment No. 17 to Registration
Statement No. 2-72584 is incorporated herein by reference.
Addendum to the schedule for computation of each performance quotation filed as Exhibit 16 to Post-Effective Amendment No. 20 to Registration Statement No. 2-72584 is incorporated herein by reference.

(17) Financial Data Schedule, filed electronically herewith.

(18)(a) Directors' Power of Attorney, dated November 10, 1994, to sign Amendments to this Registration Statement, filed electronically herewith.

(18)(b) Officers' Power of Attorney, dated June 1, 1993, to sign
Amendments to this Registration Statement, filed electronically as Exhibit No. 17(b) to Registrant's Post-Effective Amendment No.
22 is incorporated herein by reference.

PAGE 166
Item 25.  Persons Controlled by or under Common Control with
          Registrant

IDS Life and its subsidiaries are the record holders of all outstanding shares of IDS Life Investment Series, Inc., IDS Life Special Income Fund, Inc., IDS Life Moneyshare Fund, Inc. and IDS Life Managed Fund, Inc. All of such shares were purchased and are held by IDS Life and its subsidiaries pursuant to instructions from owners of variable annuity contracts issued by IDS Life and its subsidiaries. Accordingly, IDS Life disclaims beneficial ownership of all shares of each fund.

Item 26.  Number of Holders of Securities

          (1)                            (2)

                                  Number of Record
                                   Holders as of
     Title of Class               October 20, 1995

     Capital Stock                      Four
      ($.01 par)

Item 27.  Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

PAGE 167
Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment
Company Act of 1940.

PAGE 168

Item 28b. Business and Other Connections of Investment Adviser (IDS Life Insurance Company)
(IDS Life).

Directors and officers of IDS Life who are directors and/or officers of one or more other companies:

Timothy V. Bechtold, Vice President--Risk Management Products
American Express Financial Advisors     IDS Tower 10               Vice President-Risk
                                        Minneapolis, MN  55440       Management Products
American Express Financial Corporation                             Vice President-Risk
                                                                     Management Products

Alan R. Dakay, Vice President--Institutional Insurance Marketing

American Centurion Life Assurance Co.   20 Madison Ave. Extension  Director, Vice Chairman
                                        Albany, NY  12203            and President -
                                                                     Financial Institutions
                                                                     Division

American Enterprise Life Insurance Co.  IDS Tower 10               Director and President
                                        Minneapolis, MN  55440
American Express Financial Advisors                                Vice President -
                                                                     Institutional Products
                                                                     Group
American Express Financial Corporation                             Vice President -
                                                                     Institutional Products
                                                                     Group

Robert M. Elconin, Vice President

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Government Relations
American Express Financial Corporation                             Vice President-
                                                                     Government Relations

Morris Goodwin Jr., Vice President and Treasurer

American Enterprise Investment          IDS Tower 10               Vice President and
  Services Inc.                         Minneapolis, MN  55440       Treasurer
American Enterprise Life Insurance Co.                             Vice President and
                                                                     Treasurer
American Express Financial Advisors                                Vice President and
                                                                     Corporate Treasurer
American Express Financial Corporation                             Vice President and
                                                                     Treasurer
American Express Minnesota Foundation                              Director, Vice President
                                                                     and Treasurer
American Express Service Corporation                               Vice President and
                                                                     Treasurer
IDS Advisory Group Inc.                                            Vice President and
                                                                     Treasurer
IDS Aircraft Services Corporation                                  Vice President and
                                                                     Treasurer
IDS Cable Corporation                                              Director, Vice President
                                                                     and Treasurer

PAGE 169
Item 28a. Business and Other Connections of Investment Adviser (IDS
Financial Corporation)(cont'd)

IDS Cable II Corporation                                           Director, Vice President
                                                                     and Treasurer
IDS Capital Holdings Inc.                                          Vice President and
                                                                     Treasurer
IDS Certificate Company                                            Vice President and
                                                                     Treasurer
IDS Deposit Corp.                                                  Director, President
                                                                     and Treasurer
IDS Futures Corporation                                            Director
IDS Futures III Corporation                                        Director
IDS Insurance Agency of Alabama Inc.                               Vice President and
                                                                     Treasurer
IDS Insurance Agency of Arkansas Inc.                              Vice President and
                                                                     Treasurer
IDS Insurance Agency of Massachusetts Inc.                         Vice President and
                                                                     Treasurer
IDS Insurance Agency of Nevada Inc.                                Vice President and
                                                                     Treasurer
IDS Insurance Agency of New Mexico Inc.                            Vice President and
                                                                     Treasurer
IDS Insurance Agency of North Carolina Inc.                        Vice President and
                                                                     Treasurer
IDS Insurance Agency of Ohio Inc.                                  Vice President and
                                                                     Treasurer
IDS Insurance Agency of Wyoming Inc.                               Vice President and
                                                                     Treasurer
IDS International, Inc.                                            Vice President and
                                                                     Treasurer
IDS Life Series Fund, Inc.                                         Vice President and
                                                                     Treasurer
IDS Life Variable Annuity Funds A&B                                Vice President and
                                                                     Treasurer
IDS Management Corporation                                         Director, Vice President
                                                                     and Treasurer
IDS Partnership Services Corporation                               Director, Vice President
                                                                     and Treasurer
IDS Plan Services of California, Inc.                              Vice President and
                                                                     Treasurer

PAGE 170
Item 28a. Business and Other Connections of Investment Adviser (IDS
Financial Corporation)(cont'd)

IDS Property Casualty Insurance Co.                                Vice President and
                                                                     Treasurer
IDS Real Estate Services, Inc                                      Vice President and
                                                                     Treasurer
IDS Realty Corporation                                             Director, Vice President
                                                                     and Treasurer
IDS Sales Support Inc.                                             Director, Vice President
                                                                     and Treasurer
IDS Securities Corporation                                         Vice President and
                                                                     Treasurer
Investors Syndicate Development Corp.                              Vice President and
                                                                     Treasurer
NCM Capital Management Group, Inc.      2 Mutual Plaza             Director
                                        501 Willard Street
                                        Durham, NC  27701
Sloan Financial Group, Inc.                                        Director

Lorraine R. Hart, Vice President--Investments

American Enterprise Life                IDS Tower 10               Vice President-Investments
  Insurance Company                     Minneapolis, MN  55440
American Express Financial Advisors                                Vice President-Insurance
                                                                     Investments
American Express Financial Corporation                             Vice President-Insurance
                                                                     Investments
American Partners Life Insurance Co.                               Director and Vice
                                                                     President-Investments
IDS Certificate Company                                            Vice President-Investments
IDS Life Series Fund, Inc.                                         Vice President-Investments
IDS Life Variable Annuity Funds A and B                            Vice President-Investments
Investors Syndicate Development Corp.                              Vice President-Investments

David R. Hubers, Director

American Express Financial Advisors     IDS Tower 10               Chairman, Chief Executive
                                        Minneapolis, MN  55440       Officer and President
American Express Financial Corporation                             Director, President and
                                                                     Chief Executive Officer
American Express Service Corporation                               Director and President
IDS Aircraft Services Corporation                                  Director
IDS Certificate Company                                            Director
IDS Plan Services of California, Inc.                              Director and President
IDS Property Casualty Insurance Co.                                Director

Richard W. Kling, Director and President

American Enterprise Life Insurance Co.  IDS Tower 10               Director and Chairman of
                                        Minneapolis, MN  55440       the Board
American Express Financial Advisors                                Senior Vice President-
                                                                     Risk Management Products
American Express Financial Corporation                             Director and Senior Vice
                                                                     President-Risk Management
                                                                     Products

PAGE 171
Item 28a. Business and Other Connections of Investment Adviser (IDS
Financial Corporation)(cont'd)

American Partners Life Insurance Co.                               Director and Chairman of
                                                                     the Board
IDS Insurance Agency of Alabama Inc.                               Director and President
IDS Insurance Agency of Arkansas Inc.                              Director and President
IDS Insurance Agency of Massachusetts Inc.                         Director and President
IDS Insurance Agency of Nevada Inc.                                Director and President
IDS Insurance Agency of New Mexico Inc.                            Director and President
IDS Insurance Agency of North Carolina Inc.                        Director and President
IDS Insurance Agency of Ohio Inc.                                  Director and President
IDS Insurance Agency of Wyoming Inc.                               Director and President
IDS Life Series Fund, Inc.                                         Director and President
IDS Life Variable Annuity Funds A&B                                Chairman of the Board of
                                                                     Managers and President
IDS Property Casualty Insurance Co.                                Director and Chairman of
                                                                     the Board
IDS Life Insurance Company              P.O. Box 5144              Director, Chairman of the
   of New York                          Albany, NY  12205            Board and President

Paul F. Kolkman, Director and Executive Vice President

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Actuarial Finance
American Express Financial Corporation                             Vice President-
                                                                     Actuarial Finance
IDS Life Series Fund, Inc.                                         Vice President and Chief
                                                                     Actuary

Ryan R. Larson, Vice President

American Centurion Life Assurance Co.   20 Madison Ave. Extension  Director and Vice
                                        Albany, NY  12203            President-Product
                                                                     Development
American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       IPG Product Development
American Express Financial Corporation                             Vice President-
                                                                     IPG Product Development

Janis E. Miller, Director and Executive Vice President--Variable Assets

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Variable Assets
American Express Financial Corporation                             Vice President-
                                                                     Variable Assets
IDS Cable Corporation                                              Director and President
IDS Cable II Corporation                                           Director and President
IDS Futures Corporation                                            Director and President
IDS Futures III Corporation                                        Director and President
IDS Life Series Fund, Inc.                                         Director
IDS Life Variable Annuity Funds A&B                                Director
IDS Management Corporation                                         Director and President
IDS Partnership Services Corporation                               Director and President
IDS Realty Corporation                                             Director and President
IDS Life Insurance Company of New York  Box 5144                   Executive Vice President
                                        Albany, NY  12205

PAGE 172
Item 28a. Business and Other Connections of Investment Adviser (IDS
Financial Corporation)(cont'd)

James A. Mitchell, Director, Chairman of the Board and Chief Executive Officer

American Enterprise Investment          IDS Tower 10               Director
  Services Inc.                         Minneapolis, MN  55440
American Express Financial Advisors                                Executive Vice President-
                                                                     Marketing and Products
American Express Financial Corporation                             Director and Executive
                                                                     Vice President-Marketing
                                                                     and Products
American Express Tax and Business                                  Director
  Services Inc.
IDS Certificate Company                                            Director and Chairman of
                                                                     the Board
IDS Plan Services of California, Inc.                              Director
IDS Property Casualty Insurance Co.                                Director

Barry J. Murphy, Director and Executive Vice President--Client Service

American Express Financial Advisors     IDS Tower 10               Senior Vice President-
                                        Minneapolis, MN  55440       Client Service
American Express Financial Corporation                             Director and Senior Vice
                                                                     President-Client Service

James R. Palmer, Vice President--Taxes

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Insurance Operations
American Express Financial Corporation                             Vice President-
                                                                     Insurance Operations

Stuart A. Sedlacek, Director and Executive Vice President--Assured Assets

American Enterprise Life Insurance Co.  IDS Tower 10               Director and Executive
                                        Minneapolis, MN  55440       Vice President, Assured
                                                                     Assets
American Express Financial Advisors                                Vice President-
                                                                     Assured Assets
American Express Financial Corporation                             Vice President-
                                                                     Assured Assets
American Partners Life Insurance Company                           Director and President
IDS Certificate Company                                            Director and President
Investors Syndicate Development Corp.                              Chairman of the Board
                                                                     and President

PAGE 173
Item 28a. Business and Other Connections of Investment Adviser (IDS
Financial Corporation)(cont'd)

F. Dale Simmons, Vice President--Real Estate Loan Management

American Enterprise Life Insurance Co.  IDS Tower 10               Vice President-Real
                                        Minneapolis, MN  55440       Estate Loan Management
American Express Financial Advisors                                Vice President-Senior
                                                                     Portfolio Manager,
                                                                     Insurance Investments
American Express Financial Corporation                             Vice President-Senior
                                                                     Portfolio Manager,
                                                                     Insurance Investments
American Partners Life Insurance Co.                               Vice President-Real
                                                                     Estate Loan Management
IDS Certificate Company                                            Vice President-Real
                                                                     Estate Loan Management
IDS Partnership Services Corporation                               Vice President
IDS Real Estate Services Inc.                                      Director and Vice President
IDS Realty Corporation                                             Vice President
IDS Life Insurance Company of New York  Box 5144                   Vice President and
                                        Albany, NY  12205            Assistant Treasurer

William A. Stoltzmann, Vice President, General Counsel and Secretary

American Enterprise Life Insurance Co.  IDS Tower 10               Director, Vice President,
                                        Minneapolis, MN  55440       General Counsel
American Express Financial Advisors                                Vice President and
                                                                     Assistant General Counsel
                                                                     and Secretary
American Express Financial Corporation                             Vice President and
                                                                     Assistant General Counsel
American Partners Life Insurance Co.                               Director, Vice President,
                                                                     General Counsel and
                                                                     Secretary

Melinda S. Urion, Director, Executive Vice President and Controller

American Enterprise Life Insurance Co.  IDS Tower 10               Vice President and
                                        Minneapolis, MN  55440       Controller
American Express Financial Advisors                                Vice President and
                                                                     Corporate Controller
American Express Financial Corporation                             Vice President and
                                                                     Corporate Controller
American Partners Life Insurance Co.                               Director, Vice President,
                                                                     Controller and Treasurer
IDS Life Series Fund, Inc.                                         Vice President and
                                                                     Controller

Item 29.     The Fund has no principal underwriter.

PAGE 174
Item 30.     Location of Accounts and Records

             American Express Financial Corporation
             IDS Tower 10
             Minneapolis, MN  55440-0010

Item 31.     Management Services

             Not Applicable.

Item 32.     Undertakings

             (a)  Not Applicable.

             (b)  Not Applicable.

             (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

PAGE 175
                                     SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IDS Life Moneyshare Fund, Inc. certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 30th day of October, 1995.


IDS LIFE MONEYSHARE FUND, INC.


By /s/ William R. Pearce**
       William R. Pearce, President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of October, 1995.

Signature                                 Capacity

/s/ William R. Pearce**                   President, Principal
    William R. Pearce                     Executive Officer and
                                          Director

/s/ Robert O. Schneider**                 Controller and Principal
    Robert O. Schneider                   Accounting Officer

/s/ Leslie L. Ogg**                       Vice President and
    Leslie L. Ogg                         Secretary

/s/ Melinda S. Urion**                    Treasurer
    Melinda S. Urion

/s/ William N. Westhoff**                 Vice President -
    William N. Westhoff                   Investments

/s/ Lynne V. Cheney*                      Director
    Lynne V. Cheney

/s/ Robert F. Froehlke*                   Director
    Robert F. Froehlke

/s/ David R. Hubers*                      Director
    David R. Hubers

/s/ Heinz F. Hutter*                      Director
    Heinz F. Hutter

/s/ Anne P. Jones*                        Director
    Anne P. Jones

PAGE 176
Signature                                 Capacity

/s/ Donald M. Kendall*                    Director
    Donald M. Kendall

/s/ Melvin R. Laird*                      Director
    Melvin R. Laird

/s/ Lewis W. Lehr*                        Director
    Lewis W. Lehr

/s/ James A. Mitchell*                    Director
    James A. Mitchell

/s/ William R. Pearce*                    Director
    William R. Pearce

/s/ Edson W. Spencer*                     Director
    Edson W. Spencer

/s/ John R. Thomas*                       Director
    John R. Thomas

/s/ Wheelock Whitney*                     Director
    Wheelock Whitney

/s/ C. Angus Wurtele*                     Director
    C. Angus Wurtele


*Signed pursuant to Directors' Power of Attorney dated November 10, 1994, filed electronically herewith:



____________________________
William R. Pearce

**Signed pursuant to Officers' Power of Attorney dated June 1,
1993, filed electronically as Exhibit 17(b) to Registrant's Post-
Effective Amendment No. 22 by:



____________________________
William R. Pearce

PAGE 177
CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 26
TO REGISTRATION STATEMENT NO. 2-72584

This post-effective amendment contains the following papers and documents:

The facing sheet.

Cross reference sheet.

Part A.

     The prospectus.

Part B.

     Statement of Additional Information.

     Financial Statements.

Part C.

     Other information.

The signatures.